UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157
                                   ----------

                              FRANKLIN GLOBAL TRUST
                              ---------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:(650) 312-2000
                                                   -------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/09
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



JULY 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Global Trust

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                                   (GRAPHIC)

                                                                           BLEND

                                    FRANKLIN
                              LARGE CAP EQUITY FUND
       (FORMERLY, FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND)

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments
GAIN FROM OUR PERSPECTIVE(R)


                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

Shareholder Letter..................................    1
ANNUAL REPORT
Franklin Large Cap Equity Fund......................    3
Performance Summary.................................    8
Your Fund's Expenses................................   13
Financial Highlights and Statement of Investments...   15
Financial Statements................................   22
Notes to Financial Statements.......................   26
Report of Independent Registered Public
   Accounting Firm..................................   35
Tax Designation.....................................   36
Board Members and Officers..........................   37
Shareholder Information.............................   42

Shareholder Letter

Dear Shareholder:

The one-year period ended July 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During much of this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. In the past four months, the U.S. economy, while still in a downturn, became marginally "less worse" as the recession seemed to loosen its grip. The results of government "stress tests" of major financial institutions were generally positive, enabling those institutions to raise capital in the public markets and avoid a worst-case scenario of government takeovers and/or failures of major banks. For most of the reporting period, stocks suffered major losses as investors worried about an uncertain future. After reaching cyclical lows in March, the stock indexes began a rally as many investors reentered the market. At the same time, U.S. Treasury yields rose from multi-year lows as investor risk aversion waned.

Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

In the enclosed annual report for Franklin Large Cap Equity Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Franklin Large Cap Equity Fund
(formerly, Fiduciary Large Capitalization Growth and Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Equity Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in equity securities of large capitalization companies with market capitalizations within the top 50% of companies in the Russell 1000(R) Index, or of more than $5 billion, at the time of purchase.(1) The Fund attempts to keep taxable capital gains distributions relatively low.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Large Cap Equity Fund covers the fiscal year ended July 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Large Cap Equity Fund - Advisor Class had a -21.07% cumulative total return. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -19.96% total return during the same period.(2) On September 30, 2008, the Fund began offering Class A, C and R shares. The Fund's Class A shares had a -9.78% cumulative total return from their inception through July 31, 2009. For this period, the S&P 500 had a -13.38% total return.(2) You can find other Fund performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the 12-month period ended July 31, 2009, the U.S. economy and stock markets reached historical extremes, declining dramatically until tentative signs of stabilization emerged in the latter half of the period and equity markets staged

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/09

                                  (BAR CHART)

U.S.                                        72.2%
Switzerland                                  8.3%
U.K.                                         6.1%
Singapore                                    2.2%
Israel                                       2.0%
Japan                                        1.7%
Brazil                                       1.4%
Hong Kong                                    1.4%
Denmark                                      1.2%
China                                        1.0%
Short-Term Investments & Other Net Assets    2.5%

a robust rally. Early in the period, the U.S. recession deepened, several blue chip banks and financial institutions failed or sought government assistance, credit markets seized up and housing prices plummeted. With a new president, Barack Obama, the country and financial markets were eager to see how effectively the government could address these problems.

Despite the government's swift interventions, novel policy responses and massive emergency funding, the nation's economic travails continued. Although home sales declined for most of the period, they edged higher near period-end, but prices remained depressed in light of persistent mortgage defaults and weak demand. Jobless claims mounted and the unemployment rate surged from 5.8% to 9.4% during the year, led by steep losses in manufacturing, construction and business services.(3) Cumulative job losses since the recession began in December 2007 increased to 6.7 million, the biggest drop in any post-World War II economic slump.(3) As consumers grew more frugal, retail and auto sales plummeted. The Conference Board's Consumer Confidence Index fell to the lowest level since it began in 1967 before rebounding in 2009's second quarter due to improved expectations. Economic activity as measured by gross domestic product (GDP) declined 3.9% in the second quarter of 2009 compared with the second quarter of 2008, the biggest year-over-year contraction in 27 years.

Oil prices stood at an elevated level of $124 per barrel at the beginning of the period but retreated to a four-year low of $31 in December as demand waned amid an intensifying global recession. Prices rose to $69 by period-end as commodities fluctuated in tandem with investor sentiment and vacillations in equity markets. Other commodity prices, including those for industrial metals and agricultural products, were also driven by optimism that a global recovery could revive demand. Partially as a result of the steep price correction for energy products and reduced consumer spending, deflationary pressures surfaced and July's inflation rate was an annualized -2.1%, representing the steepest yearly decline in the cost of living in nearly six decades.(3) Core inflation, which excludes food and energy costs, rose at a 1.5% annualized rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.(3)

A slowing economy and decelerating inflation prompted Washington policy-makers to further lower interest rates and enact stimulus plans. During the 12 months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the period. Toward period-end the Fed stated the economy and financial system were still too weak for it to begin tightening monetary policy. The government introduced various new

(3.) Source: Bureau of Labor Statistics.


                               4 | Annual Report
measures to shore up financial markets and enhance market liquidity and outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

Most stocks and bonds suffered major losses through early March as investors worried about an uncertain future. Following an extended wave of extreme volatility and panic selling, stocks partially recovered from 12-year lows as investors found many bargains among the bear market fallout and data indicated the economy's pace of contraction was moderating. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -16.62%, the broader S&P 500 a -19.96% total return, and the technology-heavy NASDAQ Composite Index a -14.05% total return.(4) All sectors lost value with the financials, industrials and materials sectors posting the largest declines.

INVESTMENT STRATEGY

We are research-driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We also consider the level of dividends a company has paid. We employ a thematic approach to identify sectors that may benefit from longer term dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

MANAGER'S DISCUSSION

During the year under review, the Fund lagged its benchmark, the S&P 500, mainly due to stock selection in the information technology and industrials

(4.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 2 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/09

                                  (BAR CHART)

Pharmaceuticals                                  11.3%
Food Products                                     6.7%
Capital Markets                                   6.3%
Energy Equipment & Services                       6.2%
Oil, Gas & Consumable Fuels                       6.0%
Computers & Peripherals                           6.0%
Electrical Equipment                              4.9%
Communications Equipment                          4.6%
Insurance                                         4.1%
Electronic Equipment, Instruments & Components    4.0%
Beverages                                         3.4%
Aerospace & Defense                               2.9%
Specialty Retail                                  2.8%
Software                                          2.8%
Chemicals                                         2.6%
Other                                            22.9%
Short-Term Investments & Other Net Assets         2.5%


                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
7/31/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
Exxon Mobil Corp.                         3.1%
   OIL, GAS & CONSUMABLE FUELS, U.S.
ABB Ltd.                                  2.9%
   ELECTRICAL EQUIPMENT, SWITZERLAND
The Home Depot Inc.                       2.8%
   SPECIALTY RETAIL, U.S.
Roche Holding AG                          2.7%
   PHARMACEUTICALS, SWITZERLAND
Nestle SA                                 2.7%
   FOOD PRODUCTS, SWITZERLAND
Celgene Corp.                             2.5%
   BIOTECHNOLOGY, U.S.
Johnson & Johnson                         2.5%
   PHARMACEUTICALS, U.S.
Rio Tinto PLC                             2.5%
   METALS & MINING, U.K.
Cisco Systems Inc.                        2.4%
   COMMUNICATIONS EQUIPMENT, U.S.
General Electric Co.                      2.4%
   INDUSTRIAL CONGLOMERATES, U.S.

sectors.(5) Among the Fund's information technology holdings, Nintendo,(6) the Japanese maker of gaming devices and related software, and Corning (sold by period-end), which manufactures glass panels and optical fiber for the telecommunications industry, were particularly detrimental. In general, these companies' sales were hurt by the pullback in demand from consumer end markets.

In the industrials sector, major detractors from relative performance included Terex (sold by period-end), a manufacturer of construction and mining equipment that saw a reduction in orders as the recession deepened and as demand for mined commodities and new construction generally decelerated; and Vestas Wind Systems, a wind turbine manufacturer that suffered along with several other alternative energy companies impacted by the poor credit environment. Historically, the industrials sector has been sensitive to changes in global economic cycles, and by comparison suffered one of its worst cycles ever during the current economic downturn.

In a very difficult year for equities of any kind, the Fund's performance improved greatly in the second half of the reporting period as the stock market rebounded from multi-year lows. Moreover, a combination of stock selection and our greater commitment to equities over cash as the markets improved allowed the Fund to almost fully recover its relative losses from earlier in the fiscal year. Overall for the year, our investments in the health care and financials sectors were the most supportive to Fund results versus the S&P 500.(7) Standout contributors from the health care sector included pharmaceuticals giant Schering-Plough, which benefited from further industry consolidation and Merck's planned acquisition; Teva Pharmaceuticals, the world's largest generic drug maker,(6) which improved as more prescriptions became available in generic form; and Genentech,(6) a large biotechnology firm which was fully acquired by Swiss drug maker Roche during the reporting period.

Our underweighted allocation to financials stocks aided relative performance, as financials were the equity market's worst-performing sector during the year under review. Furthermore, well timed purchases of BlackRock,(6) a diversified investment management firm, and Goldman Sachs, the investment bank, provided strong relative returns. In general, these stocks performed well as confidence returned to the financial markets and credit conditions eased during the latter half of the reporting period.

(5.) The information technology sector comprises communications equipment;
     computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; and software in the SOI. The industrials sector comprises aerospace and defense, electrical equipment, energy equipment and services, and industrial conglomerates in the SOI.

(6.) This holding is not an index component.

(7.) The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI. The financials sector comprises capital markets, diversified financial services and insurance in the SOI.


                               6 | Annual Report

Thank you for your continued participation in Franklin Large Cap Equity Fund. We look forward to serving your future investment needs.

(PHOTO OF S. MACKINTOSH PULSIFER)


/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer


(PHOTO OF KENNETH J. SIEGEL)


/s/ Kenneth J. Siegel

Kenneth J. Siegel


(PHOTO OF LINDA KROUNER)


/s/ Linda Krouner

Linda Krouner

Porfolio Management Team
Franklin Large Cap Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 7/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: n/a)                       CHANGE   7/31/09   9/30/08
--------------------                        ------   -------   -------
Net Asset Value (NAV)                       -$0.74    $4.67     $5.41
DISTRIBUTIONS (9/30/08-7/31/09)
Dividend Income                   $0.0307
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1777

CLASS C (SYMBOL: n/a)                       CHANGE   7/31/09   9/30/08
--------------------                        ------   -------   -------
Net Asset Value (NAV)                       -$0.75    $4.66     $5.41
DISTRIBUTIONS (9/30/08-7/31/09)
Dividend Income                   $0.0170
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1640

CLASS R (SYMBOL: n/a)                       CHANGE   7/31/09   9/30/08
--------------------                        ------   -------   -------
Net Asset Value (NAV)                       -$0.74    $4.67     $5.41
DISTRIBUTIONS (9/30/08-7/31/09)
Dividend Income                   $0.0248
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1718

ADVISOR CLASS (SYMBOL: FLCIX)               CHANGE   7/31/09   7/31/08
----------------------------                ------   -------   -------
Net Asset Value (NAV)                       -$1.53    $4.67     $6.20
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                   $0.0426
Long-Term Capital Gain            $0.1470
   TOTAL                          $0.1896


                                8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE AND AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                            INCEPTION (9/30/08)
-------                                                            -------------------
Cumulative Total Return(2)                                                 -9.78%
Aggregate Total Return(3)                                                 -14.97%
Value of $10,000 Investment(4)                                           $ 8,503
Aggregate Total Return (6/30/09)(5)                                       -21.71%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.44%
      With Waiver                       1.30%

CLASS C                                                             INCEPTION (9/30/08)
-------                                                             -------------------
Cumulative Total Return(2)                                              -10.28%
Aggregate Total Return(3)                                               -11.14%
Value of $10,000 Investment(4)                                         $ 8,886
Aggregate Total Return (6/30/09)(5)                                     -18.20%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.09%
      With Waiver                       1.95%

CLASS R                                                            INCEPTION (9/30/08)
-------                                                            -------------------
Cumulative Total Return(2)                                                 -9.91%
Aggregate Total Return(3)                                                  -9.91%
Value of $10,000 Investment(4)                                           $ 9,009
Aggregate Total Return (6/30/09)(5)                                       -17.05%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.59%
      With Waiver                       1.45%

ADVISOR CLASS                                  1-YEAR    5-YEAR   10-YEAR
-------------                                  -------   -------   -------
Cumulative Total Return(2)                      -21.07%    +0.10%   -7.61%
Average Annual Total Return(7)                  -21.07%    +0.02%   -0.79%
Value of $10,000 Investment(4)                 $ 7,893   $10,010   $9,239
Avg. Ann. Total Return (6/30/09)(5)             -29.04%    -2.13%   -1.82%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.09%
      With Waiver                       0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEE, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AGGREGATE TOTAL RETURN

CLASS A                          7/31/09
-------                          -------
Since Inception (9/30/08)        -14.97%

                           CLASS A (9/30/08-7/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN LARGE
                  CAP EQUITY
     DATE       FUND - CLASS A   S&P 500 INDEX
-------------   --------------   -------------
   9/30/2008        $9,425          $10,000
  10/31/2008        $7,944          $ 8,321
  11/30/2008        $7,300          $ 7,723
  12/31/2008        $7,375          $ 7,806
   1/31/2009        $6,813          $ 7,148
   2/28/2009        $6,324          $ 6,387
   3/31/2009        $6,824          $ 6,946
   4/30/2009        $7,351          $ 7,611
   5/31/2009        $7,786          $ 8,037
   6/30/2009        $7,829          $ 8,053
   7/31/2009        $8,503          $ 8,662

AGGREGATE TOTAL RETURN

CLASS C                     7/31/09
-------                     -------
Since Inception (9/30/08)   -11.14%

                           CLASS C (9/30/08-7/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN LARGE
                  CAP EQUITY
     DATE       FUND - CLASS C   S&P 500 INDEX
-------------   --------------   -------------
  9/30/2008         $10,000         $10,000
 10/31/2008         $ 8,429         $ 8,321
 11/30/2008         $ 7,745         $ 7,723
 12/31/2008         $ 7,814         $ 7,806
  1/31/2009         $ 7,219         $ 7,148
  2/28/2009         $ 6,700         $ 6,387
  3/31/2009         $ 7,228         $ 6,946
  4/30/2009         $ 7,766         $ 7,611
  5/31/2009         $ 8,228         $ 8,037
  6/30/2009         $ 8,266         $ 8,053
  7/31/2009         $ 8,886         $ 8,662


                               10 | Annual Report

AGGREGATE TOTAL RETURN

CLASS R                     7/31/09
-------                     -------
Since Inception (9/30/08)    -9.91%

                            CLASS R (9/30/08-7/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN LARGE
                  CAP EQUITY
     DATE       FUND - CLASS R   S&P 500 INDEX
-------------   --------------   -------------
  9/30/2008        $10,000          $10,000
 10/31/2008        $ 8,429          $ 8,321
 11/30/2008        $ 7,745          $ 7,723
 12/31/2008        $ 7,818          $ 7,806
  1/31/2009        $ 7,223          $ 7,148
  2/28/2009        $ 6,704          $ 6,387
  3/31/2009        $ 7,232          $ 6,946
  4/30/2009        $ 7,790          $ 7,611
  5/31/2009        $ 8,252          $ 8,037
  6/30/2009        $ 8,295          $ 8,053
  7/31/2009        $ 9,009          $ 8,662

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               7/31/09
-------------               -------
1-Year                      -21.07%
5-Year                       +0.02%
10-Year                      -0.79%

                         ADVISOR CLASS (8/1/99-7/31/09)

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)


                               Annual Report | 11

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS, OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR, WHICH MAY RESULT IN INCREASED VOLATILITY. THE FUND'S INVESTMENTS IN FOREIGN COMPANY STOCKS INVOLVE SPECIAL RISKS INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Since Classes A, C and R have existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(8.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each class listed in of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/09      VALUE 7/31/09   PERIOD* 2/1/09-7/31/09
                                           -----------------   --------------   ----------------------
Class A
Actual                                           $1,000          $1,248.00            $ 6.97
Hypothetical (5% return before expenses)         $1,000          $1,018.60            $ 6.26
Class C
Actual                                           $1,000          $1,242.90            $10.79
Hypothetical (5% return before expenses)         $1,000          $1,015.17            $ 9.69
Class R
Actual                                           $1,000          $1,247.30            $ 8.08
Hypothetical (5% return before expenses)         $1,000          $1,017.60            $ 7.25
Advisor Class
Actual                                           $1,000          $1,249.60            $ 5.30
Hypothetical (5% return before expenses)         $1,000          $1,020.08            $ 4.76

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.94%; R:
    1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Global Trust
FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP EQUITY FUND

                                                                    PERIOD ENDED
                                                                      JULY 31,
                                                                      2009(a)
                                                                   -------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................   $ 5.41
                                                                      ------
Income from investment operations(b):
   Net investment income(c) .......................................     0.04
   Net realized and unrealized gains (losses) .....................    (0.60)
                                                                      ------
Total from investment operations ..................................    (0.56)
                                                                      ------
Less distributions from:
   Net investment income ..........................................    (0.03)
   Net realized gains .............................................    (0.15)
                                                                      ------
Total distributions ...............................................    (0.18)
                                                                      ------
Net asset value, end of period ....................................   $ 4.67
                                                                      ======
Total return(d) ...................................................    (9.78)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates .................     1.51%
Expenses net of waiver and payments by affiliates(f) ..............     1.27%
Net investment income                                                   0.74%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................   $1,412
Portfolio turnover rate ...........................................    70.93%

(a)  For the period September 30, 2008 (effective date) to July 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Global Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

                                                                    PERIOD ENDED
                                                                      JULY 31,
                                                                      2009(a)
                                                                   -------------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $  5.41
                                                                      -------
Income from investment operations(b):
   Net investment income(c) ....................................         0.01
   Net realized and unrealized gains (losses) ..................        (0.59)
                                                                      -------
Total from investment operations ...............................        (0.58)
                                                                      -------
Less distributions from:
   Net investment income .......................................        (0.02)
   Net realized gains ..........................................        (0.15)
                                                                      -------
Total distributions ............................................        (0.17)
                                                                      -------
Net asset value, end of period .................................      $  4.66
                                                                      =======
Total return(d) ................................................       (10.28)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ..............        2.20%
Expenses net of waiver and payments by affiliates(f) ...........        1.96%
Net investment income ..........................................        0.05%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................      $   76
Portfolio turnover rate ........................................       70.93%

(a)  For the period September 30, 2008 (effective date) to July 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Global Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

                                                               PERIOD ENDED
                                                                  JULY 31,
CLASS R                                                           2009(a)
-------                                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of year .........................     $ 5.41
                                                                 ------
Income from investment operations(b):
   Net investment income(c) ................................       0.03
   Net realized and unrealized gains (losses) ..............      (0.60)
                                                                 ------
Total from investment operations ...........................      (0.57)
                                                                 ------
Less distributions from:
   Net investment income ...................................      (0.02)
   Net realized gains ......................................      (0.15)
                                                                 ------
Total distributions ........................................      (0.17)
                                                                 ------
Net asset value, end of period .............................     $ 4.67
                                                                 ======
Total return(d) ............................................      (9.91)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ..........       1.71%
Expenses net of waiver and payments by affiliates(f) .......       1.47%
Net investment income ......................................       0.54%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................     $    4
Portfolio turnover rate ....................................      70.93%

(a)  For the period September 30, 2008 (effective date) to July 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Global Trust
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

                                                                            YEAR ENDED JULY 31,
                                                             --------------------------------------------------
ADVISOR CLASS                                                  2009       2008       2007       2006      2005
-------------                                                -------    -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $  6.20    $  7.28    $  6.63    $  7.15   $  6.77
                                                             -------    -------    -------    -------   -------
Income from investment operations(a):
   Net investment income(b) ..............................      0.05       0.05       0.04       0.04      0.08
   Net realized and unrealized gains (losses) ............     (1.39)     (0.48)      1.14       0.13      0.74
                                                             -------    -------    -------    -------   -------
Total from investment operations .........................     (1.34)     (0.43)      1.18       0.17      0.82
                                                             -------    -------    -------    -------   -------
Less distributions from:
   Net investment income .................................     (0.04)     (0.06)     (0.04)     (0.04)    (0.08)
   Net realized gains ....................................     (0.15)     (0.59)     (0.49)     (0.65)    (0.36)
                                                             -------    -------    -------    -------   -------
Total distributions ......................................     (0.19)     (0.65)     (0.53)     (0.69)    (0.44)
                                                             -------    -------    -------    -------   -------
Redemption fees(c) .......................................        --         --         --(d)      --        --
                                                             -------    -------    -------    -------   -------
Net asset value, end of year .............................   $  4.67    $  6.20    $  7.28    $  6.63   $  7.15
                                                             =======    =======    =======    =======   =======
Total return .............................................    (21.07)%    (6.66)%    18.27%      2.22%    12.38%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ........      1.21%      1.03%      1.03%      1.02%     1.01%
Expenses net of waiver and payments by affiliates(e) .....      0.97%      1.03%      1.03%      1.02%     1.01%
Net investment income ....................................      1.04%      0.67%      0.63%      0.57%     1.13%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $50,123    $75,891    $89,971    $91,915   $94,536
Portfolio turnover rate ..................................     70.93%     51.54%     41.86%     54.63%    47.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction
     rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Global Trust
STATEMENT OF INVESTMENTS, JULY 31, 2009

FRANKLIN LARGE CAP EQUITY FUND                                           COUNTRY        SHARES       VALUE
------------------------------                                       --------------   ---------   -----------
    COMMON STOCKS 97.5%
    AEROSPACE & DEFENSE 2.9%
    Precision Castparts Corp. ....................................    United States       6,400   $   510,783
    United Technologies Corp. ....................................    United States      18,300       996,801
                                                                                                  -----------
                                                                                                    1,507,584
                                                                                                  -----------
    BEVERAGES 3.4%
    Diageo PLC, ADR ..............................................   United Kingdom      12,900       804,702
    PepsiCo Inc. .................................................    United States      16,700       947,725
                                                                                                  -----------
                                                                                                    1,752,427
                                                                                                  -----------
    BIOTECHNOLOGY 2.5%
(a) Celgene Corp. ................................................    United States      23,100     1,315,776
                                                                                                  -----------
    CAPITAL MARKETS 6.3%
    The Bank of New York Mellon Corp. ............................    United States      16,200       442,908
    BlackRock Inc. ...............................................    United States       6,300     1,200,402
    The Goldman Sachs Group Inc. .................................    United States       3,300       538,890
    Invesco Ltd. .................................................    United States      53,700     1,060,575
                                                                                                  -----------
                                                                                                    3,242,775
                                                                                                  -----------
    CHEMICALS 2.6%
    Air Products and Chemicals Inc. ..............................    United States       8,000       596,800
    Monsanto Co. .................................................    United States       9,100       764,400
                                                                                                  -----------
                                                                                                    1,361,200
                                                                                                  -----------
    COMMUNICATIONS EQUIPMENT 4.6%
(a) Cisco Systems Inc. ...........................................    United States      56,200     1,236,962
    QUALCOMM Inc. ................................................    United States      24,400     1,127,524
                                                                                                  -----------
                                                                                                    2,364,486
                                                                                                  -----------
    COMPUTERS & PERIPHERALS 6.0%
(a) Apple Inc. ...................................................    United States       3,300       539,187
(a) EMC Corp. ....................................................    United States      71,700     1,079,802
    Hewlett-Packard Co. ..........................................    United States      14,000       606,200
    International Business Machines Corp. ........................    United States       7,200       849,096
                                                                                                  -----------
                                                                                                    3,074,285
                                                                                                  -----------
    DISTRIBUTORS 1.4%
    Li & Fung Ltd. ...............................................      Hong Kong       244,000       719,420
                                                                                                  -----------
    DIVERSIFIED FINANCIAL SERVICES 2.3%
    JPMorgan Chase & Co. .........................................    United States      30,200     1,167,230
                                                                                                  -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
    Singapore Telecommunications Ltd. ............................      Singapore       469,000     1,140,327
                                                                                                  -----------
    ELECTRIC UTILITIES 0.8%
    Exelon Corp. .................................................    United States       7,900       401,794
                                                                                                  -----------
    ELECTRICAL EQUIPMENT 4.9%
    ABB Ltd. .....................................................     Switzerland       81,000     1,479,341
(a) SunPower Corp., A ............................................    United States      13,600       437,920
(a) Vestas Wind Systems AS .......................................       Denmark          8,500       598,706
                                                                                                  -----------
                                                                                                    2,515,967
                                                                                                  -----------


                               Annual Report | 19

Franklin Global Trust
STATEMENT OF INVESTMENTS, JULY 31, 2009 (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND                                           COUNTRY        SHARES       VALUE
------------------------------                                       --------------   ---------   -----------
    COMMON STOCKS (CONTINUED)
    ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 4.0%
(a) Agilent Technologies Inc. ....................................    United States      42,000   $   975,240
(a) Trimble Navigation Ltd. ......................................    United States      46,000     1,090,660
                                                                                                  -----------
                                                                                                    2,065,900
                                                                                                  -----------
    ENERGY EQUIPMENT & SERVICES 6.2%
(a) National Oilwell Varco Inc. ..................................    United States      27,500       988,350
    Schlumberger Ltd. ............................................    United States      20,800     1,112,800
(a) Transocean Ltd. ..............................................    United States      13,600     1,083,784
                                                                                                  -----------
                                                                                                    3,184,934
                                                                                                  -----------
    FOOD & STAPLES RETAILING 2.1%
    CVS Caremark Corp. ...........................................    United States      33,000     1,104,840
                                                                                                  -----------
    FOOD PRODUCTS 6.7%
    Cadbury PLC ..................................................   United Kingdom     112,500     1,111,281
    Kellogg Co. ..................................................    United States      19,500       926,250
    Nestle SA ....................................................     Switzerland       34,000     1,399,064
                                                                                                  -----------
                                                                                                    3,436,595
                                                                                                  -----------
    HEALTH CARE EQUIPMENT & SUPPLIES 1.6%
    Becton Dickinson and Co. .....................................    United States      13,000       846,950
                                                                                                  -----------
    INDUSTRIAL CONGLOMERATES 2.3%
    General Electric Co. .........................................    United States      90,700     1,215,380
                                                                                                  -----------
    INSURANCE 4.1%
    ACE Ltd. .....................................................    United States      10,800       529,848
    Aflac Inc. ...................................................    United States      27,400     1,037,364
(a) Markel Corp. .................................................    United States       1,800       568,026
                                                                                                  -----------
                                                                                                    2,135,238
                                                                                                  -----------
    INTERNET SOFTWARE & SERVICES 1.3%
(a) Google Inc., A ...............................................    United States       1,500       664,575
                                                                                                  -----------
    IT SERVICES 1.1%
    Accenture Ltd., A ............................................    United States      15,700       550,599
                                                                                                  -----------
    METALS & MINING 2.5%
    Rio Tinto PLC ................................................   United Kingdom      30,500     1,267,518
                                                                                                  -----------
    OIL, GAS & CONSUMABLE FUELS 6.0%
    Devon Energy Corp. ...........................................    United States      13,400       778,406
    Exxon Mobil Corp. ............................................    United States      23,000     1,618,970
    Petroleo Brasileiro SA, ADR ..................................       Brazil          17,600       725,824
                                                                                                  -----------
                                                                                                    3,123,200
                                                                                                  -----------
    PHARMACEUTICALS 11.3%
    Abbott Laboratories ..........................................    United States      15,300       688,347
    Johnson & Johnson ............................................    United States      21,000     1,278,690
    Merck & Co. Inc. .............................................    United States      16,900       507,169
    Roche Holding AG .............................................     Switzerland        8,900     1,403,116
    Schering-Plough Corp. ........................................    United States      35,600       943,756
    Teva Pharmaceutical Industries Ltd., ADR .....................       Israel          19,000     1,013,460
                                                                                                  -----------
                                                                                                    5,834,538
                                                                                                  -----------


                               20 | Annual Report

Franklin Global Trust
STATEMENT OF INVESTMENTS, JULY 31, 2009 (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND                                           COUNTRY        SHARES       VALUE
------------------------------                                       --------------   ---------   -----------
    COMMON STOCKS (CONTINUED)
    SOFTWARE 2.8%
    Nintendo Co. Ltd. ............................................        Japan           3,200    $  865,166
    Oracle Corp. .................................................    United States      26,000       575,380
                                                                                                  -----------
                                                                                                    1,440,546
                                                                                                  -----------
    SPECIALTY RETAIL 2.8%
    The Home Depot Inc. ..........................................    United States      55,900     1,450,046
                                                                                                  -----------
    TEXTILES, APPAREL & LUXURY GOODS 1.8%
    NIKE Inc., B .................................................    United States      16,600       940,224
                                                                                                  -----------
    WIRELESS TELECOMMUNICATION SERVICES 1.0%
    China Mobile Ltd. ............................................        China          50,000       525,172
                                                                                                  -----------
    TOTAL COMMON STOCKS (COST $47,281,483) .......................                                 50,349,526
                                                                                                  -----------
    SHORT TERM INVESTMENTS (COST $1,384,689) 2.7%
    MONEY MARKET FUNDS 2.7%
(b) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..    United States   1,384,689     1,384,689
                                                                                                  -----------
    TOTAL INVESTMENTS (COST $48,666,172) 100.2% ..................                                 51,734,215
    OTHER ASSETS, LESS LIABILITIES (0.2)% ........................                                   (119,549)
                                                                                                  -----------
    NET ASSETS 100.0%.............................................                                $51,614,666
                                                                                                  ===========

See Abbreviations on page 34.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Global Trust
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2009

                                                           FRANKLIN
                                                           LARGE CAP
                                                          EQUITY FUND
                                                         ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ....................   $ 47,281,483
      Cost - Sweep Money Fund (Note 7) ...............      1,384,689
                                                         ------------
      Total cost of investments ......................   $ 48,666,172
                                                         ============
      Value - Unaffiliated issuers ...................   $ 50,349,526
      Value - Sweep Money Fund (Note 7) ..............      1,384,689
                                                         ------------
      Total value of investments .....................     51,734,215
   Foreign currency, at value (cost $36,339) .........         36,377
   Receivables:
      Capital shares sold ............................            464
      Dividends ......................................         86,833
  Other assets .......................................             58
                                                         ------------
         Total assets ................................     51,857,947
                                                         ------------
Liabilities:
   Payables:
      Capital shares redeemed ........................        164,429
      Affiliates .....................................         42,548
      Professional fees ..............................         25,854
   Accrued expenses and other liabilities ............         10,334
                                                         ------------
         Total liabilities ...........................        243,165
                                                         ------------
          Net assets, at value .......................   $ 51,614,666
                                                         ------------
Net assets consist of:
   Paid-in capital ...................................   $ 54,581,720
   Undistributed net investment income ...............         34,343
   Net unrealized appreciation (depreciation) ........      3,067,052
   Accumulated net realized gain (loss) ..............     (6,068,449)
                                                         ------------
          Net assets, at value .......................   $ 51,614,666
                                                         ------------

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Global Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2009

                                                                                 FRANKLIN
                                                                                LARGE CAP
                                                                               EQUITY FUND
                                                                               -----------
CLASS A:
   Net assets, at value ....................................................   $ 1,411,996
                                                                               -----------
   Shares outstanding ......................................................       302,605
                                                                               -----------
   Net asset value per share(a) ............................................   $      4.67
                                                                               -----------
   Maximum offering price per share (net asset value per share / 94.25%) ...   $      4.95
                                                                               -----------
CLASS C:
   Net assets, at value ....................................................   $    75,677
                                                                               -----------
   Shares outstanding ......................................................        16,257
                                                                               -----------
   Net asset value and maximum offering price per share(a) .................   $      4.66
                                                                               -----------
CLASS R:
   Net assets, at value ....................................................   $     4,312
                                                                               -----------
   Shares outstanding ......................................................           924
                                                                               -----------
   Net asset value and maximum offering price per share ....................   $      4.67
                                                                               -----------
ADVISOR CLASS:
   Net assets, at value ....................................................   $50,122,681
                                                                               -----------
   Shares outstanding ......................................................    10,738,654
                                                                               -----------
   Net asset value and maximum offering price per share ....................   $      4.67
                                                                               -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Global Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended July 31, 2009

                                                                             FRANKLIN
                                                                             LARGE CAP
                                                                            EQUITY FUND
                                                                           ------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................................   $    993,924
      Sweep Money Fund (Note 7) ........................................         37,301
                                                                           ------------
         Total investment income .......................................      1,031,225
                                                                           ------------
Expenses:
   Management fees (Note 3a) ...........................................        372,761
   Administrative fees (Note 3b) .......................................        102,583
   Distribution fees: (Note 3c)
      Class A ..........................................................          2,263
      Class C ..........................................................            325
      Class R ..........................................................             16
   Transfer agent fees (Note 3e) .......................................          2,113
   Custodian fees (Note 4) .............................................          3,735
   Reports to shareholders .............................................         20,183
   Registration and filing fees ........................................         75,302
   Professional fees ...................................................         30,641
   Trustees' fees and expenses .........................................          6,487
   Other ...............................................................          7,505
                                                                           ------------
         Total expenses ................................................        623,914
         Expense reductions (Note 4) ...................................           (113)
         Expenses waived/paid by affiliates (Note 3f) ..................       (122,450)
                                                                           ------------
            Net expenses ...............................................        501,351
                                                                           ------------
               Net investment income ...................................        529,874
                                                                           ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................     (6,052,652)
      Foreign currency transactions ....................................          8,667
                                                                           ------------
               Net realized gain (loss) ................................     (6,043,985)
                                                                           ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................    (11,469,972)
      Translation of other assets and liabilities denominated in foreign
         currencies ....................................................         (3,940)
                                                                           ------------
               Net change in unrealized appreciation (depreciation) ....    (11,473,912)
                                                                           ------------
Net realized and unrealized gain (loss) ................................    (17,517,897)
                                                                           ------------
Net increase (decrease) in net assets resulting from operations ........   $(16,988,023)
                                                                           ============

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Global Trust
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              FRANKLIN
                                                                                       LARGE CAP EQUITY FUND
                                                                                        YEAR ENDED JULY 31,
                                                                                    ---------------------------
                                                                                        2009           2008
                                                                                    ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................................   $    529,874   $    577,356
      Net realized gain (loss) from investments and foreign currency
         transactions ...........................................................     (6,043,985)     2,263,992
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies .............................................................    (11,473,912)    (8,293,132)
                                                                                    ------------   ------------
            Net increase (decrease) in net assets resulting from operations .....    (16,988,023)    (5,451,784)
                                                                                    ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ................................................................         (6,734)            --
         Class C ................................................................           (202)            --
         Class R ................................................................            (23)            --
         Advisor Class ..........................................................       (479,582)      (709,461)
      Net realized gains:
         Class A ................................................................        (13,539)            --
         Class C ................................................................         (1,084)            --
         Class R ................................................................           (136)            --
         Advisor Class ..........................................................     (1,692,513)    (7,176,573)
                                                                                    ------------   ------------
   Total distributions to shareholders ..........................................     (2,193,813)    (7,886,034)
                                                                                    ------------   ------------
   Capital share transactions: (Note 2)
         Class A ................................................................      1,217,681             --
         Class C ................................................................         69,424             --
         Class R ................................................................          5,000             --
         Advisor Class ..........................................................     (6,386,367)      (742,870)
                                                                                    ------------   ------------
   Total capital share transactions .............................................     (5,094,262)      (742,870)
                                                                                    ------------   ------------
            Net increase (decrease) in net assets ...............................    (24,276,098)   (14,080,688)
                                                                                    ------------   ------------
Net assets:
      Beginning of year .........................................................     75,890,764     89,971,452
                                                                                    ------------   ------------
      End of year ...............................................................   $ 51,614,666   $ 75,890,764
                                                                                    ============   ============
Undistributed net investment income included in net assets:
      End of year ...............................................................   $     34,343   $         --
                                                                                    ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Large Cap Equity Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Effective September 30, 2008, the Fiduciary Large Capitalization Growth and Income Fund was renamed the Franklin Large Cap Equity Fund and began offering three new classes of shares, Class A, Class C, and Class
R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the


                               26 | Annual Report

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                               Annual Report | 27

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                               28 | Annual Report

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                 YEAR ENDED                  YEAR ENDED
                                              JULY 31, 2009(a)             JULY 31, 2008
                                         -------------------------   -------------------------
                                           SHARES        AMOUNT        SHARES        AMOUNT
                                         ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold .......................      370,387   $  1,502,034
   Shares issued in reinvestment of
      distributions ..................        4,988         19,836
   Shares redeemed ...................      (72,770)      (304,189)
                                         ----------   ------------
   Net increase (decrease) ...........      302,605   $  1,217,681
                                         ==========   ============
CLASS C SHARES:
   Shares sold .......................       16,446   $     70,098
   Shares issued in reinvestment of
      distributions ..................          272          1,082
   Shares redeemed ...................         (461)        (1,756)
                                         ----------   ------------
   Net increase (decrease) ...........       16,257   $     69,424
                                         ==========   ============
CLASS R SHARES:
   Shares sold .......................          924   $      5,000
                                         ----------   ------------
   Net increase (decrease) ...........          924   $      5,000
                                         ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .......................      720,022   $  3,088,735      347,053   $  2,339,800
   Shares issued in reinvestment of
      distributions ..................      426,293      1,679,804    1,031,069      6,994,922
   Shares redeemed ...................   (2,654,664)   (11,154,906)  (1,483,340)   (10,077,592)
                                         ----------   ------------   ----------   ------------
   Net increase (decrease) ...........   (1,508,349)  $ (6,386,367)    (105,218)  $   (742,870)
                                         ==========   ============   ==========   ============

(a) For the period September 30, 2008 (effective date) to July 31, 2009 for Class A, Class C, and Class R.


                               Annual Report | 29

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Fiduciary International, Inc. (Fiduciary)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective September 30, 2008, the Fund pays an investment management fee to Fiduciary based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ----------------------------------------------------
       0.750%         Up to and including $500 million
       0.650%         Over $500 million, up to and including $1 billion
       0.600%         Over $1 billion, up to and including $1.5 billion
       0.550%         Over $1.5 billion, up to and including $6.5 billion
       0.530%         Over $6.5 billion, up to and including $11.5 billion
       0.500%         In excess of $11.5 billion

Prior to September 30, 2008, the Fund paid fees to Fiduciary of 0.75% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid


                               30 | Annual Report

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plan:
   Class A ...........   0.35%
Compensation Plans:
   Class C ...........   1.00%
   Class R ...........   0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................   $1,263

E. TRANSFER AGENT FEES

For the year ended July 31, 2009, the Fund paid transfer agent fees of $2,113, of which $1,357 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Fiduciary have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2010, FT Services and Fiduciary may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.


                               Annual Report | 31

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2009, the Fund had tax basis capital losses of $247,546 expiring in 2017.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2009, the Fund deferred realized capital losses and realized currency losses of $5,804,721 and $16,182, respectively.

The tax character of distributions paid during the years ended July 31, 2009 and 2008, was as follows:

                                      2009         2008
                                   ----------   ----------
Distributions paid from:
   Ordinary income .............   $  487,476   $  739,530
   Long term capital gain ......    1,706,337    7,146,504
                                   ----------   ----------
                                   $2,193,813   $7,886,034
                                   ==========   ==========

At July 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $ 48,666,172
                                                                ============
Unrealized appreciation .....................................   $  7,544,561
Unrealized depreciation .....................................     (4,476,518)
                                                                ------------
Net unrealized appreciation (depreciation) ..................   $  3,068,043
                                                                ============
Distributable earnings - undistributed ordinary income ......   $     34,343
                                                                ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                               32 | Annual Report

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2009, aggregated $35,122,354 and $40,400,363, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $63 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended July 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                               Annual Report | 33

Franklin Global Trust
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

9. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At July 31, 2009, all of the Fund's investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through September 17, 2009, the issuance date of the financial statements, and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                               34 | Annual Report

Franklin Global Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Equity Fund (formerly Fiduciary Large Capitalization Growth and Income Fund, one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2009


                               Annual Report | 35

Franklin Global Trust
TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,706,337 as a long term capital gain dividend for the fiscal year ended July 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $934,232 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               36 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             ---------------   -----------------   -----------------------   ------------------------------------
HARRIS J. ASHTON (1932)         Trustee           Since 2000          135                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee           Since 2000          112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee           Since 2007          112                       Chevron Corporation (global energy
One Franklin Parkway                                                                            company) and ICO Global
San Mateo, CA 94403-1906                                                                        Communications (Holdings) Limited
                                                                                                (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee           Since 2000          135                       Hess Corporation (exploration and
One Franklin Parkway                                                                            refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                        Company (processed foods and allied
                                                                                                products), RTI International Metals,
                                                                                                Inc. (manufacture and distribution
                                                                                                of titanium), Canadian National
                                                                                                Railway (railroad) and White
                                                                                                Mountains Insurance Group, Ltd.
                                                                                                (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 37

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             ---------------   -----------------   -----------------------   ------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee           Since 2000          112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee           Since 2005          135                       Hess Corporation (exploration and
One Franklin Parkway                                                                            refining of oil and gas) and
San Mateo, CA 94403-1906                                                                        Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee           Since 2007          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead              Trustee since       112                       None
One Franklin Parkway            Independent       2006 and Lead
San Mateo, CA 94403-1906        Trustee           Independent
                                                  Trustee since
                                                  2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             ---------------   -----------------   -----------------------   ------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and       Since 2000          135                       None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               38 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             ---------------   -----------------   -----------------------   ------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee           Since 2007          91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief             Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway            Compliance        Officer since
San Mateo, CA 94403-1906        Officer and       2004 and Vice
                                Vice President    President - AML
                                - AML             Compliance since
                                Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Chief             Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)            Treasurer,        Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)          Vice President    Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 39

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             ---------------   -----------------   -----------------------   ------------------------------------
DAVID P. GOSS (1947)            Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)       Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and     President since     Not Applicable            Not Applicable
One Franklin Parkway            Chief             2000 and Chief
San Mateo, CA 94403-1906        Executive         Executive Officer
                                Officer -         - Investment
                                Investment        Management
                                Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)  Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

KAREN L. SKIDMORE (1952)        Vice President    Since 2006          Not Applicable            Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin
Templeton Investments.


                               40 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             ---------------   -----------------   -----------------------   ------------------------------------
CRAIG S. TYLE (1960)            Vice President    Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 41

Franklin Global Trust
SHAREHOLDER INFORMATION

FRANKLIN LARGE CAP EQUITY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Large Cap Equity Fund, one of the Funds within Franklin Global Trust (Funds). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was


                               42 | Annual Report

Franklin Global Trust
SHAREHOLDER INFORMATION (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the


                               Annual Report | 43

Franklin Global Trust
SHAREHOLDER INFORMATION (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2008, and for additional periods ended that date depending on when the Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. On a comparative basis, the Lipper report showed the Fund's total return for the one-year period to be in the second-lowest quintile of such performance universe, and on an annualized basis to be in the middle quintile of such universe for each of the previous three-, five- and 10-year periods. The Board discussed with management the reason for the Fund's 2008 comparative total return performance, noting that it was within two percentage points of the median of the performance universe during such year, and that its total return exceeded the median of such universe during each of the previous three-, five- and 10-year periods. Based on the foregoing, the Board did not believe that such comparative performance warranted any immediate change in portfolio management.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well


                               44 | Annual Report

Franklin Global Trust
SHAREHOLDER INFORMATION (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee ratio for Franklin Large Cap Equity Fund was above the median of its Lipper expense group, but its total expenses were below the median of such expense group. The Board found the expenses of the Fund to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered


                               Annual Report | 45

Franklin Global Trust
SHAREHOLDER INFORMATION (CONTINUED)

FRANKLIN LARGE CAP EQUITY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of the Fund, which had less than $70 million in net assets at December 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               46 | Annual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                            San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN LARGE CAP EQUITY FUND

INVESTMENT MANAGER
Fiduciary International, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

428 A2009 09/09






JULY 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

                                   (GRAPHIC)

A series of Franklin Global Trust

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

                                                                          SECTOR

                                    FRANKLIN
                            GLOBAL REAL ESTATE FUND

                   (FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents

SHAREHOLDER LETTER .......................................................    1
ANNUAL REPORT
Franklin Global Real Estate Fund .........................................    3
Performance Summary ......................................................    7
Your Fund's Expenses .....................................................   11
Financial Highlights and Statement of Investments ........................   13
Financial Statements .....................................................   20
Notes to Financial Statements ............................................   24
Report of Independent Registered Public Accounting Firm ..................   37
Tax Designation ..........................................................   38
Board Members and Officers ...............................................   39
Shareholder Information ..................................................   44

Shareholder Letter

Dear Shareholder:

During the 12 months ended July 31, 2009, global economies experienced a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes. Later in the period some indicators offered a better outlook, and global markets rallied beginning in March. Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

In the enclosed annual report for Franklin Global Real Estate Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.Com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and port folio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson

Rupert H. Johnson, Jr.
President and Chief Executive Officer
- Investment Management
Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin Global Real Estate Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Real Estate Fund seeks high total return. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including mainly real estate investment trusts (REITs) and REIT-like entities.(1)

This annual report for Franklin Global Real Estate Fund covers the fiscal year ended July 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/09

                                  (BAR CHART)

Retail REITs                                36.9%
Office REITs                                18.2%
Diversified REITs                           14.9%
Specialized REITs                           14.8%
Residential REITs                            7.0%
Industrial REITs                             4.3%
Hotels, Resorts & Cruise Lines               0.6%
Short-Term Investments & Other Net Assets    3.3%

PERFORMANCE OVERVIEW

Franklin Global Real Estate Fund - Class A had a cumulative total return of -35.12% for the 12 months under review. The Fund underperformed its benchmark, the Standard & Poor's (S&P) Global REIT Index (hedged into U.S. dollars), which had a -32.45% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the first half of the 12 months under review, a global economic slowdown led many businesses and consumers to cut spending. Commercial real estate markets suffered from deteriorating credit markets and fundamentals. The first three months of 2009 were dominated by a high degree of uncertainty and market volatility. Governments worldwide escalated efforts to address the

(1.) REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. The Fund predominantly invests in "equity" REITs, which also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P Global REIT Index measures performance of the investible universe of publicly traded REITs. Index constituents generally derive the majority of their revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                               Annual Report | 3
worsening financial crisis and global economic slowdown, which began in the fall of 2008. In the second quarter of 2009, REIT stocks in the U.S. and many parts of the globe rallied. Investors embraced a technically oversold REIT market amid hopes of a bottoming economic and financial crisis, along with signs of a continuing thaw in the credit markets. In local currency terms, as measured by the S&P Global REIT Index (hedged into U.S. dollars), the worst performing real estate market was the U.S., with a -39.81% total return.(3) Other particularly weak markets were in Germany with a -37.99% total return, followed by the U.K. (-37.53%) and Australia (-36.35%).(3) The best performing markets within the index included Greece (+15.52%), Turkey (+11.28%) and Malaysia (+9.95%).(3) Despite losses, some markets performed better than the overall index including Belgium (-9.10%), New Zealand (-11.67%), and Canada (-12.51%) and Japan (-20.75%).(3)

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 7/31/09

                                  (BAR CHART)

U.S.                                        48.3%
Australia                                   12.6%
Japan                                        8.7%
U.K.                                         8.2%
France                                       5.9%
Hong Kong                                    3.6%
Canada                                       2.8%
Netherlands                                  2.8%
Singapore                                    2.0%
New Zealand                                  1.0%
Belgium                                      0.8%
Short-Term Investments & Other Net Assets    3.3%

INVESTMENT STRATEGY

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek to provide a consistently high level of income. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We will seek to manage the Fund's exposure to various currencies, and we will generally seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

During the 12 months under review, significant detractors from Fund performance relative to the S&P Global REIT Index (hedged into U.S. dollars) included an underweighted position in ProLogis and overweighted positions Kimco Realty and Valad Property Group. Vacancy rates at properties owned by ProLogis, a U.S. industrial REIT, spiked over the period as the global economic slowdown led to a significant reduction in demand, although the vacancy rate improved slightly in the second quarter of 2009. In addition, company performance was pressured by impending debt refinancing needs and massive short covering in December following management restructuring

(3.) Source: Morningstar. See footnote 1 for a description of the S&P Global
     REIT Index. Local property returns are from country subindexes of the index.


                                4 | Annual Report
and a successful effort to raise cash. During the period, ProLogis' share price plummeted and the holding weighed on the Fund's results. Nevertheless, the company successfully reduced its debt by $2.9 billion in the first six months of 2009 after issuing debt and equity. Share prices of Kimco, a U.S.-based owner and operator of neighborhood and community shopping centers, dropped sharply over the period as consumers reduced their spending due to the recession, which forced certain shopping center tenants to go out of business. As a result, the company's funds from operations -- a measure of REIT performance -- fell. At the same time, the company had to cope with the significant amount of debt it obtained to make acquisitions during the commercial real estate boom between 2004 and 2007. In the second quarter of 2009, Kimco took steps to lower debt. The deleveraging measures included raising $718 million by floating additional equity and trimming its dividend to preserve cash. Valad, an Australia-based listed property trust with a fund platform, suffered from diminished local investor interest in overseas funds, especially those invested in the U.K., where commercial property values declined substantially. We sold Valad before the end of 2008.

On a positive note, contributors to relative performance included overweighted positions in Growthpoint Properties (not an index component), British Land and Equity Lifestyle Properties. Our only South African position, Growthpoint Properties (sold by period-end), owns a diversified portfolio of shopping centers, offices and warehouses. In our analysis, Growthpoint had defensive characteristics such as a reduced development pipeline and historically high property yields. British Land, a U.K.-based diversified REIT and major owner of commercial office space in London, especially in the financial district, was negatively impacted by an extremely difficult climate for property owners in late 2008 and the first half of 2009. The global financial crisis resulted in a large number of layoffs and even corporate bankruptcies, which led to a plunge in rents and property values. British Land posted a large loss for its fiscal year ended March 31, 2009, but investors seemed pleased that the company managed to sell a 50% stake in a Sheffield, England, shopping center to London & Stamford for L588 million in February, a significant achievement in a difficult real estate market. The company also raised L740 million in a secondary rights sale in March. Additionally, British Land benefited from a roster of several high-quality properties with tenants signed to long-term leases. Equity Lifestyle, a U.S. REIT, owns and operates a portfolio of manufactured home communities (or trailer parks) and some resort centers located in key locations in the U.S. and British Columbia. Its core manufactured home business performed well, with occupancy levels flat and rental rates up. The company managed to generate positive revenue and earnings growth during the reporting period despite challenging economic conditions.

TOP 10 HOLDINGS
7/31/09

COMPANY                        % OF TOTAL
SECTOR/INDUSTRY, COUNTRY       NET ASSETS
------------------------       ----------
Westfield Group, ord. & 144A      7.1%
   RETAIL REITS, AUSTRALIA
Unibail-Rodamco SE                4.8%
   RETAIL REITS, FRANCE
Simon Property Group Inc.         4.3%
   RETAIL REITS, U.S.
Boston Properties Inc.            3.3%
   OFFICE REITS, U.S.
HCP Inc.                          3.1%
   SPECIALIZED REITS, U.S.
Ventas Inc.                       3.0%
   SPECIALIZED REITS, U.S.
British Land Co. PLC              2.9%
   DIVERSIFIED REITS, U.K.
Public Storage                    2.8%
   SPECIALIZED REITS, U.S.
The Link REIT                     2.8%
   RETAIL REITS, HONG KONG
Vornado Realty Trust              2.5%
   DIVERSIFIED REITS, U.S.

The Fund's cash position (short-term investments and other net assets), at 3.3% of total net assets on July 31, 2009, also contributed to relative performance


                               Annual Report | 5
and mitigated the effect of the overall market's decline. By country, the Netherlands, Hong Kong, South Africa and Belgium delivered favorable performance relative to the benchmark index.

Investors should note that we maintained our currency hedging position of being hedged to the U.S. dollar versus most of our non-U.S. holdings. Because the benchmark index is also hedged, the Fund gained no significant benefit from hedging relative to the index.

Thank you for your continued participation in Franklin Global Real Estate Fund. We look forward to serving your future investment needs.

(PHOTO OF JOHN W. FOSTER)


/s/ John W. Foster

John W. Foster

(PHOTO OF  DAVID LEVY)


/s/ David Levy

David Levy

Portfolio Management Team
Franklin Global Real Estate Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 7/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAGRX)                     CHANGE   7/31/09   7/31/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$3.45    $5.07     $8.52
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                   $0.4624

CLASS C (SYMBOL: N/A)                       CHANGE   7/31/09   7/31/08
---------------------                       ------   -------   -------
Net Asset Value (NAV)                       -$3.45    $5.03     $8.48
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                   $0.4291

ADVISOR CLASS (SYMBOL: FVGRX)               CHANGE   7/31/09   7/31/08
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       -$3.45    $5.08     $8.53
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                   $0.4757


                               Annual Report | 7

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

                                                                    COMMENCEMENT
                                                                   OF OPERATIONS
CLASS A                                         1-YEAR    3-YEAR     (6/16/06)
-------                                        -------   -------   -------------
Cumulative Total Return(2)                      -35.12%   -42.66%      -40.77%
Average Annual Total Return(3)                  -38.86%   -18.54%      -17.02%
Value of $10,000 Investment(4)                 $ 6,114   $ 5,405      $ 5,583
Avg. Ann. Total Return (6/30/09)(5)             -43.19%   -20.17%      -19.55%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.61%
      With Waiver                       1.38%

                                                                    COMMENCEMENT
                                                                   OF OPERATIONS
CLASS C                                         1-YEAR   3-YEAR      (6/16/06)
-------                                        -------   -------   -------------
Cumulative Total Return(2)                      -35.68%   -43.88%      -42.08%
Average Annual Total Return(3)                  -36.28%   -17.51%      -16.04%
Value of $10,000 Investment(4)                 $ 6,372   $ 5,612      $ 5,792
Avg. Ann. Total Return (6/30/09)(5)             -40.76%   -19.14%      -18.53%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.27%
      With Waiver                       2.04%

                                                                    COMMENCEMENT
                                                                   OF OPERATIONS
ADVISOR CLASS                                   1-YEAR    3-YEAR     (6/16/06)
-------------                                  -------   -------   -------------
Cumulative Total Return(2)                      -34.93%   -42.16%      -40.20%
Average Annual Total Return(3)                  -34.93%   -16.68%      -15.18%
Value of $10,000 Investment(4)                 $ 6,507   $ 5,784      $ 5,980
Avg. Ann. Total Return (6/30/09)(5)             -39.58%   -18.34%      -17.70%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.28%
      With Waiver                       1.05%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.05% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/16/06-7/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN GLOBAL REAL   S&P GLOBAL REIT INDEX
   DATE      ESTATE FUND - CLASS A      (HEDGED TO USD)
----------   ---------------------   ---------------------
6/16/2006           $ 9,425                 $10,000
6/30/2006           $ 9,566                 $10,217
7/31/2006           $ 9,736                 $10,568
8/31/2006           $ 9,981                 $10,950
9/30/2006           $10,160                 $11,253
10/31/2006          $10,631                 $11,796
11/30/2006          $10,980                 $12,344
12/31/2006          $11,349                 $12,514
1/31/2007           $11,920                 $13,403
2/28/2007           $11,939                 $13,298
3/31/2007           $11,933                 $13,187
4/30/2007           $11,991                 $13,162
5/31/2007           $12,283                 $13,303
6/30/2007           $11,385                 $12,198
7/31/2007           $10,595                 $11,338
8/31/2007           $10,848                 $11,907
9/30/2007           $11,145                 $12,196
10/31/2007          $11,135                 $12,172
11/30/2007          $10,298                 $11,197
12/31/2007          $ 9,975                 $10,738
1/31/2008           $ 9,433                 $10,318
2/29/2008           $ 9,161                 $10,043
3/31/2008           $ 9,402                 $10,284
4/30/2008           $ 9,713                 $10,679
5/31/2008           $ 9,502                 $10,461
6/30/2008           $ 8,564                 $ 9,323
7/31/2008           $ 8,604                 $ 9,402
8/31/2008           $ 8,766                 $ 9,631
9/30/2008           $ 8,492                 $ 9,344
10/31/2008          $ 6,377                 $ 6,842
11/30/2008          $ 5,481                 $ 5,742
12/31/2008          $ 5,736                 $ 6,221
1/31/2009           $ 4,998                 $ 5,475
2/28/2009           $ 4,238                 $ 4,591
3/31/2009           $ 4,316                 $ 4,730
4/30/2009           $ 5,108                 $ 5,662
5/31/2009           $ 5,207                 $ 5,852
6/30/2009           $ 5,163                 $ 5,831
7/31/2009           $ 5,583                 $ 6,351

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                7/31/09
-------                                -------
1-Year                                 -38.86%
3-Year                                 -18.54%
Commencement of Operations (6/16/06)   -17.02%

CLASS C (6/16/06-7/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN GLOBAL REAL   S&P GLOBAL REIT INDEX
   DATE      ESTATE FUND - CLASS C      (HEDGED TO USD)
----------   ---------------------   ---------------------
6/16/2006           $10,000                 $10,000
6/30/2006           $10,150                 $10,217
7/31/2006           $10,320                 $10,568
8/31/2006           $10,580                 $10,950
9/30/2006           $10,770                 $11,253
10/31/2006          $11,260                 $11,796
11/30/2006          $11,620                 $12,344
12/31/2006          $12,004                 $12,514
1/31/2007           $12,598                 $13,403
2/28/2007           $12,618                 $13,298
3/31/2007           $12,599                 $13,187
4/30/2007           $12,651                 $13,162
5/31/2007           $12,949                 $13,303
6/30/2007           $12,005                 $12,198
7/31/2007           $11,159                 $11,338
8/31/2007           $11,428                 $11,907
9/30/2007           $11,729                 $12,196
10/31/2007          $11,707                 $12,172
11/30/2007          $10,833                 $11,197
12/31/2007          $10,481                 $10,738
1/31/2008           $ 9,898                 $10,318
2/29/2008           $ 9,612                 $10,043
3/31/2008           $ 9,855                 $10,284
4/30/2008           $10,183                 $10,679
5/31/2008           $ 9,950                 $10,461
6/30/2008           $ 8,971                 $ 9,323
7/31/2008           $ 9,003                 $ 9,402
8/31/2008           $ 9,174                 $ 9,631
9/30/2008           $ 8,875                 $ 9,344
10/31/2008          $ 6,654                 $ 6,842
11/30/2008          $ 5,725                 $ 5,742
12/31/2008          $ 5,987                 $ 6,221
1/31/2009           $ 5,216                 $ 5,475
2/28/2009           $ 4,410                 $ 4,591
3/31/2009           $ 4,502                 $ 4,730
4/30/2009           $ 5,319                 $ 5,662
5/31/2009           $ 5,412                 $ 5,852
6/30/2009           $ 5,366                 $ 5,831
7/31/2009           $ 5,792                 $ 6,351

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                7/31/09
-------                                -------
1-Year                                 -36.28%
3-Year                                 -17.51%
Commencement of Operations (6/16/06)   -16.04%


                               Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                          7/31/09
-------------                          -------
1-Year                                 -34.93%
3-Year                                 -16.68%
Commencement of Operations (6/16/06)   -15.18%

ADVISOR CLASS (6/16/06-7/31/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN GLOBAL REAL
                 ESTATE FUND -       S&P GLOBAL REIT INDEX
   DATE          ADVISOR CLASS          (HEDGED TO USD)
----------   ---------------------   ---------------------
6/16/2006           $10,000                 $10,000
6/30/2006           $10,160                 $10,217
7/31/2006           $10,340                 $10,568
8/31/2006           $10,599                 $10,950
9/30/2006           $10,789                 $11,253
10/31/2006          $11,289                 $11,796
11/30/2006          $11,669                 $12,344
12/31/2006          $12,060                 $12,514
1/31/2007           $12,676                 $13,403
2/28/2007           $12,707                 $13,298
3/31/2007           $12,696                 $13,187
4/30/2007           $12,759                 $13,162
5/31/2007           $13,079                 $13,303
6/30/2007           $12,123                 $12,198
7/31/2007           $11,283                 $11,338
8/31/2007           $11,563                 $11,907
9/30/2007           $11,875                 $12,196
10/31/2007          $11,864                 $12,172
11/30/2007          $10,985                 $11,197
12/31/2007          $10,638                 $10,738
1/31/2008           $10,060                 $10,318
2/29/2008           $ 9,782                 $10,043
3/31/2008           $10,028                 $10,284
4/30/2008           $10,371                 $10,679
5/31/2008           $10,146                 $10,461
6/30/2008           $ 9,158                 $ 9,323
7/31/2008           $ 9,190                 $ 9,402
8/31/2008           $ 9,373                 $ 9,631
9/30/2008           $ 9,075                 $ 9,344
10/31/2008          $ 6,817                 $ 6,842
11/30/2008          $ 5,862                 $ 5,742
12/31/2008          $ 6,145                 $ 6,221
1/31/2009           $ 5,344                 $ 5,475
2/28/2009           $ 4,532                 $ 4,591
3/31/2009           $ 4,626                 $ 4,730
4/30/2009           $ 5,474                 $ 5,662
5/31/2009           $ 5,568                 $ 5,852
6/30/2009           $ 5,533                 $ 5,831
7/31/2009           $ 5,980                 $ 6,351

ENDNOTES

INVESTING IN A NONDIVERSIFIED GLOBAL FUND CONCENTRATING IN REAL ESTATE SECURITIES INVOLVES SPECIAL RISKS, SUCH AS DECLINES IN THE VALUE OF REAL ESTATE AS WELL AS INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE INDUSTRY. FOREIGN INVESTING, ESPECIALLY IN EMERGING MARKETS, INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The S&P Global REIT Index measures performance of the investible universe of publicly traded REITs. Index constituents generally derive the majority of their revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.


                               10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                EXPENSES PAID
                                          BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
                                             VALUE 2/1/09      VALUE 7/31/09   2/1/09-7/31/09
                                          -----------------   --------------   --------------
CLASS A
Actual                                          $1,000           $1,116.70         $ 7.14
Hypothetical (5% return before expenses)        $1,000           $1,018.05         $ 6.80
CLASS C
Actual                                          $1,000           $1,110.40         $10.73
Hypothetical (5% return before expenses)        $1,000           $1,014.63         $10.24
ADVISOR CLASS
Actual                                          $1,000           $1,118.90         $ 5.52
Hypothetical (5% return before expenses)        $1,000           $1,019.59         $ 5.26

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.36%; C: 2.05%; and
     Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               12 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                           YEAR ENDED JULY 31,
                                                                              -------------------------------------------
CLASS A                                                                         2009        2008        2007      2006(a)
-------                                                                       -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................   $  8.52     $ 10.87     $ 10.33     $10.00
                                                                              -------     -------     -------     ------
Income from investment operations(b):
   Net investment income(c) ...............................................      0.18        0.26        0.35       0.03
   Net realized and unrealized gains (losses) .............................     (3.17)      (2.27)       0.59       0.30
                                                                              -------     -------     -------     ------
Total from investment operations ..........................................     (2.99)      (2.01)       0.94       0.33
                                                                              -------     -------     -------     ------
Less distributions from:
   Net investment income and net realized foreign currency gains ..........     (0.46)      (0.34)      (0.37)        --
   Net realized gains .....................................................        --         --(d)     (0.03)        --
                                                                              -------     -------     -------     ------
Total distributions .......................................................     (0.46)      (0.34)      (0.40)        --
                                                                              -------     -------     -------     ------
Redemption fees(e) ........................................................        --(d)       --(d)       --(d)      --
                                                                              -------     -------     -------     ------
Net asset value, end of year ..............................................   $  5.07     $  8.52     $ 10.87     $10.33
                                                                              =======     =======     =======     ======
Total return(f) ...........................................................    (35.12)%    (18.77)%      8.81%      3.30%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ...      1.75%       1.61%       1.86%      6.25%
Expenses net of waiver and payments by affiliates .........................      1.35%       1.39%       1.41%      2.09%
Expenses net of waiver and payments by affiliates and expense reduction ...      1.35%(h)    1.38%       1.40%      1.40%
Net investment income .....................................................      3.22%       2.69%       2.94%      2.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................   $15,606     $29,038     $33,409     $5,488
Portfolio turnover rate ...................................................     77.67%      92.64%      81.30%     13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                          YEAR ENDED JULY 31,
                                                                              ------------------------------------------
CLASS C                                                                         2009        2008       2007      2006(a)
-------                                                                       -------     -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................   $  8.48     $ 10.82     $10.32     $10.00
                                                                              -------     -------     ------     ------
Income from investment operations(b):
   Net investment income(c) ...............................................      0.15        0.20       0.29       0.01
   Net realized and unrealized gains (losses) .............................     (3.17)      (2.26)      0.58       0.31
                                                                              -------     -------     ------     ------
Total from investment operations ..........................................     (3.02)      (2.06)      0.87       0.32
                                                                              -------     -------     ------     ------
Less distributions from:
   Net investment income and net realized foreign currency gains ..........     (0.43)      (0.28)     (0.34)        --
   Net realized gains .....................................................        --          --(d)   (0.03)        --
                                                                              -------     -------     ------     ------
Total distributions .......................................................     (0.43)      (0.28)     (0.37)        --
                                                                              -------     -------     ------     ------
Redemption fees(e) ........................................................        --(d)       --(d)      --(d)      --
                                                                              -------     -------     ------     ------
Net asset value, end of year ..............................................   $  5.03     $  8.48     $10.82     $10.32
                                                                              =======     =======     ======     ======
Total return(f) ...........................................................    (35.68)%    (19.31)%     8.13%      3.20%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ...      2.44%       2.27%      2.51%      6.90%
Expenses net of waiver and payments by affiliates .........................      2.04%       2.05%      2.06%      2.74%
Expenses net of waiver and payments by affiliates and expense reduction ...      2.04%(h)    2.04%      2.05%      2.05%
Net investment income .....................................................      2.53%       2.03%      2.29%      1.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................   $ 3,748     $ 8,008     $9,192     $  140
Portfolio turnover rate ...................................................     77.67%      92.64%     81.30%     13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

                                                                                          YEAR ENDED JULY 31,
                                                                              -------------------------------------------
ADVISOR CLASS                                                                   2009        2008        2007      2006(a)
-------------                                                                 -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................   $  8.53     $ 10.89     $ 10.34     $10.00
                                                                              -------     -------     -------     ------
Income from investment operations(b):
   Net investment income(c) ...............................................      0.19        0.29        0.39       0.02
   Net realized and unrealized gains (losses) .............................     (3.16)      (2.27)       0.59       0.32
                                                                              -------     -------     -------     ------
Total from investment operations ..........................................     (2.97)      (1.98)       0.98       0.34
                                                                              -------     -------     -------     ------
Less distributions from:
   Net investment income and net realized foreign currency gains ..........     (0.48)      (0.38)      (0.40)        --
   Net realized gains .....................................................        --          --(d)    (0.03)        --
                                                                              -------     -------     -------     ------
Total distributions .......................................................     (0.48)      (0.38)      (0.43)        --
                                                                              -------     -------     -------     ------
Redemption fees(e) ........................................................        --(d)       --(d)       --(d)      --
                                                                              -------     -------     -------     ------
Net asset value, end of year ..............................................   $  5.08     $  8.53     $ 10.89     $10.34
                                                                              =======     =======     =======     ======
Total return(f) ...........................................................    (34.93)%    (18.55)%      9.12%      3.40%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ...      1.45%       1.28%       1.51%      5.90%
Expenses net of waiver and payments by affiliates .........................      1.05%       1.06%       1.06%      1.74%
Expenses net of waiver and payments by affiliates and expense reduction ...      1.05%(h)    1.05%       1.05%      1.05%
Net investment income .....................................................      3.52%       3.02%       3.29%      2.56%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................................   $34,154     $59,675     $34,631     $1,221
Portfolio turnover rate ...................................................     77.67%      92.64%      81.30%     13.57%

(a)  For the period June 16, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2009

    FRANKLIN GLOBAL REAL ESTATE FUND                                              COUNTRY        SHARES        VALUE
    --------------------------------                                          --------------   ----------   -----------
    COMMON STOCKS 96.7%
    DIVERSIFIED REITS 14.9%
    British Land Co. PLC ..................................................   United Kingdom      214,633   $ 1,560,097
    Canadian REIT .........................................................       Canada           16,100       356,865
(a) Dexus Property Group ..................................................      Australia        813,031       496,177
(b) Dexus Property Group, 144A ............................................      Australia        203,700       124,314
    General Property Trust ................................................      Australia        657,140       291,166
    H&R Real Estate Investment Trust ......................................       Canada           26,500       312,994
    Kenedix Realty Investment Corp. .......................................        Japan               94       314,823
    Kiwi Income Property Trust ............................................     New Zealand       523,222       342,883
(b) Kiwi Income Property Trust, 144A ......................................     New Zealand       148,700        97,448
    Liberty Property Trust ................................................    United States       26,000       722,020
    Mirvac Group ..........................................................      Australia        326,908       348,451
    Premier Investment Co. ................................................        Japan               53       206,624
    PS Business Parks Inc. ................................................    United States        4,300       222,353
    Shaftesbury PLC .......................................................   United Kingdom       39,300       216,418
    Stockland .............................................................      Australia        116,551       306,925
(b) Stockland, 144A .......................................................      Australia        106,326       279,999
    Tokyu REIT Inc. .......................................................        Japan               27       150,048
    Vornado Realty Trust ..................................................    United States       25,727     1,312,592
    Wereldhave NV .........................................................     Netherlands         3,610       291,853
                                                                                                            -----------
                                                                                                              7,954,050
                                                                                                            -----------
    HOTELS, RESORTS & CRUISE LINES 0.6%
    Starwood Hotels & Resorts Worldwide Inc. ..............................    United States       14,600       344,706
                                                                                                            -----------
    INDUSTRIAL REITS 4.3%
    AMB Property Corp. ....................................................    United States       30,300       600,243
    Ascendas REIT .........................................................      Singapore        198,000       233,831
    Brixton PLC ...........................................................   United Kingdom      172,000       135,003
    EastGroup Properties Inc. .............................................    United States        6,700       232,624
    Japan Logistics Fund Inc. .............................................        Japan               32       216,376
    ProLogis ..............................................................    United States       38,000       334,020
    Segro PLC .............................................................   United Kingdom      114,900       530,557
                                                                                                            -----------
                                                                                                              2,282,654
                                                                                                            -----------
    OFFICE REITS 18.2%
    Alexandria Real Estate Equities Inc. ..................................    United States        7,900       301,069
    AMP NZ Office Trust ...................................................     New Zealand       198,208       101,027
    Befimmo SCA ...........................................................       Belgium           3,500       299,323
    BioMed Realty Trust Inc. ..............................................    United States       11,800       137,824
    Boston Properties Inc. ................................................    United States       33,100     1,750,990
    CapitaCommercial Trust ................................................      Singapore        693,000       411,612
    Champion REIT .........................................................      Hong Kong      1,068,713       427,493
    Cofinimmo .............................................................       Belgium           1,150       142,934
    Commonwealth Property Office Fund .....................................      Australia        272,775       192,694
    Corporate Office Properties Trust .....................................    United States       14,000       474,740
    Digital Realty Trust Inc. .............................................    United States       12,800       519,040
    Great Portland Estates PLC ............................................   United Kingdom      121,345       470,646
    Highwoods Properties Inc. .............................................    United States       18,100       463,541
    ING Office Fund .......................................................      Australia      1,056,733       428,463
    Japan Prime Realty Investment Co. .....................................        Japan               92       197,997


                               16 | Annual Report

Franklin Global Trust

    FRANKLIN GLOBAL REAL ESTATE FUND                                              COUNTRY        SHARES        VALUE
    --------------------------------                                          --------------   ----------   -----------
    COMMON STOCKS (CONTINUED)
    OFFICE REITS (CONTINUED)
    Japan Real Estate Investment Co. ......................................        Japan               66   $   552,266
    Mack-Cali Realty Corp. ................................................    United States       14,000       390,740
    Nippon Building Fund Inc. .............................................        Japan              115     1,032,752
    Nippon Commercial Investment Corp. ....................................        Japan               66       117,635
    Nomura Real Estate Office Fund Inc. ...................................        Japan               50       328,579
    ORIX JREIT Inc. .......................................................        Japan               67       329,868
    Silic .................................................................        France           3,200       320,647
    SL Green Realty Corp. .................................................    United States       13,500       348,030
                                                                                                            -----------
                                                                                                              9,739,910
                                                                                                            -----------
    REAL ESTATE OPERATING COMPANIES 0.0%(c)
    Hongkong Land Holdings Ltd. ...........................................      Hong Kong          6,000        23,340
                                                                                                            -----------
    RESIDENTIAL REITS 7.0%
    AvalonBay Communities Inc. ............................................    United States       11,384       662,549
    Boardwalk REIT ........................................................        Canada           6,200       190,119
    Camden Property Trust .................................................    United States       11,900       351,169
    Equity Lifestyle Properties Inc. ......................................    United States       12,600       525,042
    Equity Residential ....................................................    United States       37,200       892,800
    Nippon Accommodations Fund Inc. .......................................        Japan               54       268,146
    Nippon Residential Investment Corp. ...................................        Japan              109       258,997
    UDR Inc. ..............................................................    United States       56,347       588,826
                                                                                                            -----------
                                                                                                              3,737,648
                                                                                                            -----------
    RETAIL REITS 36.9%
    CapitaMall Trust ......................................................      Singapore        200,719       220,310
    Cedar Shopping Centers Inc. ...........................................    United States       16,200        86,022
    CFS Retail Property Trust .............................................      Australia        329,470       472,374
    Corio NV ..............................................................     Netherlands        15,460       856,756
    Developers Diversified Realty Corp. ...................................    United States       37,604       210,958
    Eurocommercial Properties NV ..........................................     Netherlands         9,640       327,571
    Federal Realty Investment Trust .......................................    United States       12,300       701,715
    Frontier Real Estate Investment Corp. .................................        Japan               56       361,500
    Hammerson PLC .........................................................   United Kingdom      152,704       879,804
    Japan Retail Fund Investment Corp. ....................................        Japan               62       311,146
    Kimco Realty Corp. ....................................................    United States       62,900       618,936
    Klepierre .............................................................        France          10,090       288,499
    Land Securities Group PLC .............................................   United Kingdom       68,467       611,147
    The Link REIT .........................................................      Hong Kong        648,000     1,471,616
    The Macerich Co. ......................................................    United States       12,823       252,228
    National Retail Properties Inc. .......................................    United States       27,800       547,938
    Realty Income Corp. ...................................................    United States       34,300       808,794
    Regency Centers Corp. .................................................    United States        8,800       282,304
    RioCan REIT ...........................................................        Canada          45,400       653,747
    Simon Property Group Inc. .............................................    United States       41,616     2,318,844
    Suntec REIT ...........................................................      Singapore        300,000       227,162
    Tanger Factory Outlet Centers Inc. ....................................    United States       13,500       479,790
    Taubman Centers Inc. ..................................................    United States       15,100       401,811
    Unibail-Rodamco SE ....................................................        France          14,649     2,559,882


                               Annual Report | 17

Franklin Global Trust

    FRANKLIN GLOBAL REAL ESTATE FUND                                              COUNTRY        SHARES        VALUE
    --------------------------------                                          --------------   ----------   -----------
    COMMON STOCKS (CONTINUED)
    RETAIL REITS (CONTINUED)
    Westfield Group .......................................................      Australia        341,399   $ 3,233,690
(b) Westfield Group, 144A .................................................      Australia         57,900       548,422
                                                                                                            -----------
                                                                                                             19,732,966
                                                                                                            -----------
    SPECIALIZED REITS 14.8%
    HCP Inc. ..............................................................    United States       64,100     1,651,216
    Health Care REIT Inc. .................................................    United States       24,400       977,464
    Host Hotels & Resorts Inc. ............................................    United States      120,700     1,095,956
    Nationwide Health Properties Inc. .....................................    United States       26,700       774,834
    Public Storage ........................................................    United States       20,400     1,480,428
    Senior Housing Properties Trust .......................................    United States       18,900       352,674
    Ventas Inc. ...........................................................    United States       45,200     1,595,560
                                                                                                            -----------
                                                                                                              7,928,132
                                                                                                            -----------
    TOTAL COMMON STOCKS (COST $55,519,362) ................................                                  51,743,406
                                                                                                            -----------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT
                                                                                               ----------
    SHORT TERM INVESTMENTS (COST $2,945,000) 5.5%
    TIME DEPOSITS 5.5%
    Paribas Corp., 0.18%, 8/03/09 .........................................    United States   $2,945,000     2,945,000
                                                                                                            -----------
    TOTAL INVESTMENTS (COST $58,464,362) 102.2% ...........................                                  54,688,406
    OTHER ASSETS, LESS LIABILITIES (2.2)% .................................                                  (1,179,953)
                                                                                                            -----------
    NET ASSETS 100.0% .....................................................                                 $53,508,453
                                                                                                            ===========

(a)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2009, the aggregate value of these securities was $1,050,183, representing 1.96% of net assets.

(c)  Rounds to less than 0.1% of net assets


                               18 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

At July 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                                   SETTLEMENT    UNREALIZED     UNREALIZED
      CURRENCY            COUNTERPARTY   TYPE     QUANTITY    CONTRACT AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
      --------            ------------   ----   -----------   ------------------   ----------   ------------   ------------
Australian Dollar .....   SDL            Sell     6,505,120      5,093,477           9/21/09       $    --      $(323,045)
Australian Dollar .....   BOFA           Sell     3,144,306      2,465,513           9/21/09            --       (152,609)
Australian Dollar .....   SDL            Buy      1,655,486      1,320,000           9/21/09        58,449             --
British Pound .........   BOFA           Sell     1,162,811      1,891,544           9/21/09            --        (50,116)
British Pound .........   CBK            Sell     1,097,086      1,783,643           9/21/09            --        (48,270)
British Pound .........   SDL            Sell       209,049        344,000           9/21/09            --         (5,069)
British Pound .........   CBK            Buy        202,620        331,000           9/21/09         7,335             --
Canadian Dollar .......   BOFA           Sell     1,457,208      1,273,816           9/21/09            --        (78,482)
Euro ..................   SDL            Sell     2,405,977      3,332,266           9/21/09            --        (97,299)
Euro ..................   BOFA           Sell     1,190,275      1,649,602           9/21/09            --        (47,058)
Euro ..................   SDL            Buy        241,469        340,000           9/21/09         4,198             --
Hong Kong Dollar ......   BOFA           Sell    14,735,883      1,902,561           9/21/09           138             --
New Zealand Dollar ....   BOFA           Sell       940,081        587,269           9/21/09            --        (32,927)
United States Dollar ..   BOFA           Buy        361,000        451,984 AUD       9/21/09            --        (15,347)
United States Dollar ..   SDL            Buy        306,000        186,383 GBP       9/21/09            --         (5,222)
United States Dollar ..   SDL            Buy        266,000        186,549 EUR       9/21/09            --         (3,009)
Singapore Dollar ......   SDL            Sell     1,305,478        897,256           9/22/09            --         (9,392)
Singapore Dollar ......   BOFA           Sell       453,240        310,747           9/22/09            --         (4,026)
Singapore Dollar ......   SDL            Buy        666,973        459,000           9/22/09         4,209             --
Japanese Yen ..........   BOFA           Sell   197,645,102      2,060,735           9/24/09            --        (28,523)
Japanese Yen ..........   SDL            Sell   237,121,060      2,481,446           9/24/09            --        (25,103)
Japanese Yen ..........   CBK            Sell    41,171,836        429,325           9/24/09            --         (5,892)
Japanese Yen ..........   BOFA           Buy     21,427,520        232,000           9/24/09            --         (5,495)
Japanese Yen ..........   SDL            Buy     26,331,105        281,000           9/24/09            --         (2,660)
United States Dollar ..   SDL            Buy        258,000     24,383,580 JPY       9/24/09           247             --
                                                                                                   -------      ---------
   Unrealized
      appreciation
      (depreciation) on
      forward exchange
      contracts .......                                                                             74,576       (939,544)
                                                                                                   -------      ---------
   Net unrealized
      appreciation
      (depreciation) on
       forward exchange
       contracts ......                                                                                         $(864,968)
                                                                                                                =========

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 36.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2009

                                                                                FRANKLIN
                                                                                 GLOBAL
                                                                               REAL ESTATE
                                                                                  FUND
                                                                              ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................   $ 58,464,362
                                                                              ============
      Value - Unaffiliated issuers ........................................   $ 54,688,406
   Cash ...................................................................         25,189
   Receivables:
      Investment securities sold ..........................................        499,102
      Capital shares sold .................................................         41,891
      Dividends ...........................................................        258,843
   Unrealized appreciation on forward exchange contracts ..................         74,576
   Other assets ...........................................................             66
                                                                              ------------
         Total assets .....................................................     55,588,073
                                                                              ------------
Liabilities:
   Payables:
      Investment securities purchased .....................................        964,675
      Capital shares redeemed .............................................         59,757
      Affiliates ..........................................................         67,358
   Unrealized depreciation on forward exchange contracts ..................        939,544
   Accrued expenses and other liabilities .................................         48,286
                                                                              ------------
         Total liabilities ................................................      2,079,620
                                                                              ------------
            Net assets, at value ..........................................   $ 53,508,453
                                                                              ============
Net assets consist of:
   Paid-in capital ........................................................   $123,846,305
   Distributions in excess of net investment income .......................     (3,071,701)
   Net unrealized appreciation (depreciation) .............................     (4,638,163)
   Accumulated net realized gain (loss) ...................................    (62,627,988)
                                                                              ------------
            Net assets, at value ..........................................   $ 53,508,453
                                                                              ============

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Global Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2009

                                                                                FRANKLIN
                                                                                 GLOBAL
                                                                              REAL ESTATE
                                                                                  FUND
                                                                              -----------
CLASS A:
   Net assets, at value ...................................................   $15,605,779
                                                                              -----------
   Shares outstanding .....................................................     3,079,507
                                                                              -----------
   Net asset value per share(a) ...........................................   $      5.07
                                                                              -----------
   Maximum offering price per share (net asset value per share / 94.25%) ..   $      5.38
                                                                              -----------
CLASS C:
   Net assets, at value ...................................................   $ 3,748,335
                                                                              -----------
   Shares outstanding .....................................................       744,532
                                                                              -----------
   Net asset value and maximum offering price per share(a) ................   $      5.03
                                                                              -----------
ADVISOR CLASS:
   Net assets, at value ...................................................   $34,154,339
                                                                              -----------
   Shares outstanding .....................................................     6,723,319
                                                                              -----------
   Net asset value and maximum offering price per share ...................   $      5.08
                                                                              -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2009

                                                                                FRANKLIN
                                                                                 GLOBAL
                                                                               REAL ESTATE
                                                                                  FUND
                                                                              ------------
Investment income:
   Dividends (net of foreign taxes of $211,463) ...........................   $  2,632,993
   Interest ...............................................................         22,610
                                                                              ------------
         Total investment income ..........................................      2,655,603
                                                                              ------------
Expenses:
   Management fees (Note 3a) ..............................................        465,302
   Administrative fees (Note 3b) ..........................................        116,325
   Distribution fees: (Note 3c)
      Class A .............................................................         50,169
      Class C .............................................................         41,029
   Transfer agent fees (Note 3e) ..........................................        112,285
   Custodian fees (Note 4) ................................................          7,466
   Reports to shareholders ................................................         34,165
   Registration and filing fees ...........................................         48,561
   Professional fees ......................................................         36,496
   Trustees' fees and expenses ............................................          8,209
   Other ..................................................................         13,586
                                                                              ------------
         Total expenses ...................................................        933,593
         Expense reductions (Note 4) ......................................           (596)
         Expenses waived/paid by affiliates (Note 3g) .....................       (231,922)
                                                                              ------------
            Net expenses ..................................................        701,075
                                                                              ------------
               Net investment income ......................................      1,954,528
                                                                              ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................    (46,524,647)
      Foreign currency transactions .......................................      5,120,496
                                                                              ------------
               Net realized gain (loss) ...................................    (41,404,151)
                                                                              ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................      8,725,613
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................       (330,303)
                                                                              ------------
               Net change in unrealized appreciation (depreciation) .......      8,395,310
                                                                              ------------
Net realized and unrealized gain(loss) ....................................    (33,008,841)
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $(31,054,313)
                                                                              ============

   The accompanying notes are an integral part of these financial statements.


                                22 | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    FRANKLIN GLOBAL
                                                                                   REAL ESTATE FUND
                                                                              --------------------------
                                                                                  YEAR ENDED JULY 31,
                                                                              --------------------------
                                                                                  2009           2008
                                                                              ------------   -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................   $  1,954,528   $  2,982,848
      Net realized gain (loss) from investments and foreign currency
         transactions .....................................................    (41,404,151)   (19,272,514)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ...............................................      8,395,310     (9,022,615)
                                                                              ------------   ------------
Net increase (decrease) in net assets resulting from operations ...........    (31,054,313)   (25,312,281)
                                                                              ------------   ------------
Distributions to shareholders from:
      Net investment income and net foreign currency gains:
         Class A ..........................................................     (1,424,248)    (1,061,149)
         Class C ..........................................................       (315,787)      (237,011)
         Advisor Class ....................................................     (3,020,978)    (2,468,263)
      Net realized gains:
         Class A ..........................................................             --         (3,379)
         Class C ..........................................................             --           (924)
         Advisor Class ....................................................             --         (8,301)
                                                                              ------------   ------------
      Total distributions to shareholders .................................     (4,761,013)    (3,779,027)
                                                                              ------------   ------------
      Capital share transactions: (Note 2)
         Class A ..........................................................     (2,351,878)     3,211,419
         Class C ..........................................................     (1,646,895)       981,285
         Advisor Class ....................................................     (3,398,483)    44,386,866
                                                                              ------------   ------------
      Total capital share transactions ....................................     (7,397,256)    48,579,570
                                                                              ------------   ------------
      Redemption fees .....................................................             84            131
                                                                              ------------   ------------
            Net increase (decrease) in net assets .........................    (43,212,498)    19,488,393
Net assets:
   Beginning of year ......................................................     96,720,951     77,232,558
                                                                              ------------   ------------
   End of year ............................................................   $ 53,508,453   $ 96,720,951
                                                                              ============   ============
Distributions in excess of net investment income included in net assets:
   End of year ............................................................   $ (3,071,701)  $   (674,490)
                                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Global Real Estate Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Short term investments are valued at cost.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price


                               24 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 25

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

See Note 7 regarding other derivative information.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                               26 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                               Annual Report | 27

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                       YEAR ENDED JULY 31,
                                      -----------------------------------------------------
                                                 2009                        2008
                                      -------------------------   -------------------------
                                        SHARES        AMOUNT        SHARES        AMOUNT
                                      ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold ....................      924,722   $  4,773,934    1,690,403   $ 16,736,881
   Shares issued in reinvestment of
      distributions ...............      208,531      1,082,889       84,109        826,755
   Shares redeemed ................   (1,463,386)    (8,208,701)  (1,438,423)   (14,352,217)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........     (330,133)  $ (2,351,878)     336,089   $  3,211,419
                                      ==========   ============   ==========   ============
CLASS C SHARES:
   Shares sold ....................      245,313   $  1,236,320      491,196   $  4,822,799
   Shares issued in reinvestment of
      distributions ...............       55,079        285,983       21,748        214,097
   Shares redeemed ................     (500,612)    (3,169,198)    (417,660)    (4,055,611)
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........     (200,220)  $ (1,646,895)      95,284   $    981,285
                                      ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold ....................    1,061,668   $  5,104,669    5,282,074   $ 58,719,079
   Shares issued in reinvestment of
      distributions ...............      382,351      1,983,211      125,710      1,196,375
   Shares redeemed ................   (1,715,958)   (10,486,363)  (1,592,553)   (15,528,588
                                      ----------   ------------   ----------   ------------
   Net increase (decrease) ........     (271,939)  $ (3,398,483)   3,815,231   $ 44,386,866
                                      ==========   ============   ==========   ============


                               28 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                     ----------------------
Franklin Templeton Institutional, LLC (FT Institutional)       Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                          NET ASSETS
----------   -----------------------------------------------------
  0.800%     Up to and including $500 million
  0.700%     Over $500 million, up to and including $1 billion
  0.650%     Over $1 billion, up to and including $1.5 billion
  0.600%     Over $1.5,billion, up to and including $6.5 billion
  0.580%     Over $6.5 billion, up to and including $11.5 billion
  0.560%     Over $11.5 billion, up to and including $16.5 billion
  0.540%     Over $16.5 billion, up to and including $19 billion
  0.530%     Over $19 billion, up to and including $21.5 billion
  0.520%     In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to


                               Annual Report | 29

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.35%
Class C .....   1.00%

The Board of Trustees has set the current rate to 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...............   $8,872
Contingent deferred sales charges retained ...........   $4,036

E. TRANSFER AGENT FEES

For the period ended July 31, 2009, the Fund paid transfer agent fees of $112,285, of which $66,632 was retained by Investor Services.

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of FT Institutional. Expenses allocated to


                               30 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. SPECIAL SERVICING AGREEMENT (CONTINUED)

the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable to affiliates on the Statement of Assets and Liabilities. For the year ended July 31, 2009, the Fund was allocated expenses of $11,790. At July 31, 2009, 43.18% of the Fund's outstanding shares were held by the Allocator Funds.

G. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and FT Institutional have agreed in advance to waive all or a portion of their respective fees through November 30, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2010, FT Services and FT Institutional may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2016                                   $ 2,797,386
   2017                                    22,755,130
                                          -----------
                                          $25,552,516
                                          ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2009, the Fund deferred realized capital losses and realized currency losses of $31,676,306 and $2,375,720, respectively.


                               Annual Report | 31

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008, was as follows:

                                  2009         2008
                               ----------   ----------
Distributions paid from:
   Ordinary income .........   $4,761,013   $3,770,590
   Long term capital gain ..           --        8,437
                               ----------   ----------
                               $4,761,013   $3,779,027
                               ==========   ==========

At July 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ......................................   $ 67,411,730
                                                             ------------
Unrealized appreciation ..................................   $  1,349,983
Unrealized depreciation ..................................    (14,073,307)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $(12,723,324)
                                                             ============
Distributable earnings - undistributed ordinary income ...   $  1,996,326
                                                             ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended July 31, 2009, aggregated $44,676,573 and $47,927,230, respectively.


                               32 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

7. OTHER DERIVATIVE INFORMATION

At July 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:



DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS               ASSET DERIVATIVES                       LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ----------------------------------------   ---------------------------------------
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND     FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
NO. 133                    LIABILITIES LOCATION        AMOUNT        LIABILITIES LOCATION        AMOUNT
--------------------   ---------------------------   ----------   --------------------------   ----------
Foreign exchange
   contracts .......   Unrealized appreciation on                 Unrealized depreciation on
                       forward exchange contracts      $74,576    forward exchange contracts    $939,544

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

DERIVATIVE CONTRACTS                                                                             AVERAGE
NOT ACCOUNTED FOR AS                                                                              AMOUNT
HEDGING INSTRUMENTS                                                            UNREALIZED      OUTSTANDING
UNDER FASB STATEMENT             STATEMENT OF                REALIZED         APPRECIATION      DURING THE
NO. 133                      OPERATIONS LOCATIONS         GAIN (LOSS)(a)   (DEPRECIATION)(a)   PERIOD(a, b)
--------------------   --------------------------------   --------------   -----------------   ------------
Foreign exchange
   contracts .......   Net realized gain (loss) from
                       foreign currency
                       transactions/Net change in
                       unrealized appreciation
                       (depreciation) on translation of
                       other assets and liabilities
                       denominated in foreign
                       currencies                          $(1,060,934)       $(1,750,645)      33,832,607

(a)  For the six months ended July 31, 2009.

(b) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

8. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                               Annual Report | 33

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

8. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $87 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended July 31, 2009, the Fund did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               34 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

9. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of July 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                             LEVEL 1      LEVEL 2   LEVEL 3      TOTAL
                                           -----------   --------   -------   -----------
ASSETS:
   Investments in Securities:
      Equity Investments(a)                $51,743,406   $     --     $--     $51,743,406
      Short Term Investments                 2,945,000         --      --       2,945,000
                                           -----------   --------     ---     -----------
         Total Investments in Securities   $54,688,406   $     --     $--     $54,688,406
                                           ===========   ========     ===     ===========
   Forward Exchange Contracts                       --     74,576      --          74,576
LIABILITIES:
   Forward Exchange Contracts                       --    939,544      --         939,544

(a) For detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through September 17, 2009, the issuance date of the financial statements and determined disclosure of the following is necessary:

Subsequent to July 31, 2009, the Fund received net redemptions representing approximately 38% of the Fund's outstanding shares as of July 31, 2009.


                               Annual Report | 35

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen

SELECTED PORTFOLIO

REIT - Real Estate Investment Trust

COUNTERPARTY

BOFA - Bank of America N.A.
CBK - Citibank N.A.
SDL - UBS AG


                               36 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN GLOBAL REAL ESTATE FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Fund (one of the funds constituting Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2009


                               Annual Report | 37

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN GLOBAL REAL ESTATE FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $651,124 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               38 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
      -------------------        ---------------   -----------------   -----------------------   -----------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 2000          135                       Bar-S Foods (meat packing
One Franklin Parkway                                                                             company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2000          112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007          112                       Chevron Corporation (global
One Franklin Parkway                                                                             energy company) and ICO
San Mateo, CA 94403-1906                                                                         Global Communications
                                                                                                 (Holdings) Limited (satellite
                                                                                                 company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and
Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2000          135                       Hess Corporation (exploration
One Franklin Parkway                                                                             and refining of oil and gas),
San Mateo, CA 94403-1906                                                                         H.J. Heinz Company (processed
                                                                                                 foods and allied products),
                                                                                                 RTI International Metals,
                                                                                                 Inc. (manufacture and
                                                                                                 distribution of titanium),
                                                                                                 Canadian National Railway
                                                                                                 (railroad) and White
                                                                                                 Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 39

                                                                       NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
      -------------------        ---------------   -----------------   -----------------------   -----------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 2000          112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2005          135                       Hess Corporation (exploration
One Franklin Parkway                                                                             and refining of oil and gas)
San Mateo, CA 94403-1906                                                                         and Sentient Jet (private jet
                                                                                                 service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior
Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since       112                       None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company
(consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
      -------------------        ---------------   -----------------   -----------------------   -----------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Since 2000          135                       None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               40 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
      -------------------        ---------------   -----------------   -----------------------   -----------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007          91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of
most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)           Vice President    Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 41

                                                                       NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
      -------------------        ---------------   -----------------   -----------------------   -----------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)        Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of four of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since     Not Applicable            Not Applicable
One Franklin Parkway             Chief             2000 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in
Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)   Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; Executive Vice President, Franklin Templeton Institutional,
LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in
Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006          Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin
Templeton Investments.


                               42 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
      -------------------        ---------------   -----------------   -----------------------   -----------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 43

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Global Real Estate Fund, one of the Funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and


                               44 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted


                               Annual Report | 45

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2008, and for additional periods ended that date depending on when the Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. The Fund has been in operation for only two full years at the date of the Lipper report, which showed the Fund's total return for 2008 to be in the second-highest quintile of such performance universe, and for the annualized two-year period to be in the middle quintile of such universe. The Board believed that the Fund's brief period of existence limited the meaningfulness of such performance record.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee ratio for Franklin Global Real Estate Fund was above the median


                               46 | Annual Report

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of its Lipper expense group, but its total expenses were below the median of such expense group. The Board found the expenses of the Fund to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 47

Franklin Global Trust

FRANKLIN GLOBAL REAL ESTATE FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of the Fund, which had less than $70 million in net assets at December 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               48 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENT (R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN GLOBAL REAL ESTATE FUND

INVESTMENT MANAGER
Franklin Templeton Institutional, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

495 A2009 09/09






JULY 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin International Growth Fund

Franklin International Small Cap
Growth Fund

                                   (GRAPHIC)

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com
and click "My Profile"

                                                                   INTERNATIONAL

                             FRANKLIN GLOBAL TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                       FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin International Growth Fund .......................................     5
Franklin International Small Cap Growth Fund .............................    16
Financial Highlights and Statements of Investments .......................    26
Financial Statements .....................................................    39
Notes to Financial Statements ............................................    43
Report of Independent Registered Public Accounting Firm ..................    54
Tax Designation ..........................................................    55
Board Members and Officers ...............................................    56
Shareholder Information ..................................................    61

Shareholder Letter

Dear Shareholder:

During the 12 months ended July 31, 2009, global economies experienced a significant slowdown that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to market woes. Later in the period some indicators offered a better outlook, and global markets rallied beginning in March. Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

In the enclosed annual report for Franklin Global Trust, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer
- Investment Management
Franklin Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Economic and Market Overview

During the 12 months under review, world equities suffered in the worst market environment in at least two decades. The period began with the final throes of a momentum-driven commodities rally and attendant inflationary scare. Commodity prices began to collapse during the summer of 2008 as exceedingly optimistic expectations were tempered by signs of a looming economic downturn. Severe strains in the global banking system surfaced by September, and the worst credit market crisis since the 1930s followed after several major financial institutions collapsed. In response, many central banks lowered interest rates to historical lows, and launched massive liquidity injections into money markets and stimulus packages to alleviate the credit crunch and counter severe economic contractions. Global equities plummeted as the financial crisis unfolded in the first half of the reporting period.

After hitting new bear market lows in early March 2009, global equity markets rallied due to news of a U.S. plan to clear the financial system of illiquid assets and tentative signs of economic stabilization. Resurgent risk appetite also buoyed emerging markets stocks, which delivered their best three-month returns on record from March through May 2009. Emerging market optimism in turn supported higher commodity prices, which gained the most since the bubble in hard assets burst in the summer of 2008. Also supporting commodity prices was a weaker U.S. dollar. Although systemic risk aversion and the consensus belief that the U.S. could lead the global economy out of recession helped strengthen the dollar at the beginning of the period, investors soon began to worry about the currency's ongoing stability in the face of aggressive and unconventional monetary policy. Despite a second-half decline, the greenback gained value relative to most currencies for the 12-month period.

Global equity markets moderated in June as investors appeared to contemplate the rally's merits and reassess their new positions. Although sentiment had improved and most seemed to believe the global economy had exited the worst stage of this recessionary cycle, indicators remained mixed. In the final month of the reporting period, however, investors grew optimistic after a number of surprisingly positive corporate earnings reports and stronger manufacturing activity, which lifted equity markets around the world to their highest levels in months. In the U.S., encouraging signs surfaced in the distressed housing and labor markets, but consumer spending remained sluggish. In Europe, manufacturing output improved slightly, yet the eurozone unemployment rate reached


                               Annual Report | 3
its highest level in a decade. In China, quarterly economic growth accelerated for the first time in two years, but speculation about the central bank's monetary policy to control runaway loan growth fueled wild stock market fluctuations.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF JULY 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                               4 | Annual Report

Franklin International Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing predominantly in equity securities of mid- and large-capitalization companies, generally those with market capitalizations greater than $2 billion, located outside the U.S., including developing or emerging market countries. The Fund considers international companies to be those organized under the laws of a country outside the U.S. or having a principal office in a country outside the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the U.S.

GEOGRAPHIC BREAKDOWN
Franklin International Growth Fund
Based on Total Net Assets as of 7/31/09

                                  (PIE CHART)

Europe ......................................   51.0%
Asia ........................................   23.8%
Australia & New Zealand .....................   16.2%
Latin America & Caribbean ...................    3.8%
Short-Term Investments & Other Net Assets ...    5.2%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin International Growth Fund covers the fiscal year ended July 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin International Growth Fund - Class A had a -13.89% cumulative total return. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index, which had a -22.16% total return for the

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 30.


                               Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin International Growth Fund
Based on Total Net Assets as of 7/31/09

                              (PERFORMANCE GRAPH)

Health Care Equipment & Supplies             9.9%
Energy Equipment & Services                  8.6%
Textiles, Apparel & Luxury Goods             5.2%
Capital Markets                              5.0%
Real Estate Management & Development         4.9%
Media                                        4.8%
Software                                     4.8%
Food & Staples Retailing                     4.7%
Life Sciences Tools & Services               4.5%
Professional Services                        4.3%
Trading Companies & Distributors             3.8%
Biotechnology                                3.2%
Commercial Banks                             3.2%
Personal Products                            2.7%
Diversified Financial Services               2.6%
Specialty Retail                             2.6%
Other                                       20.0%
Short-Term Investments & Other Net Assets    5.2%

same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

In choosing individual equity investments, we employ a disciplined, bottom-up approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. We use a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth and quality.

MANAGER'S DISCUSSION

During the 12 months under review, our investments in the telecommunication services sector and our stock selection and underweighting in the energy sector detracted from the Fund's performance relative to the benchmark index.(2) Norway-based communications provider Telenor in the telecommunication services sector was a significant detractor, and we decided to exit the position during the period due to our future quality concerns. U.K. pipeline maker Wellstream Holdings(3) in the energy sector was also a detractor during the period. Other major detractors included Australian integrated drilling services provider Boart Longyear Group, commercial bank Anglo Irish Bancorp(3) and U.K. money manager Man Group.

On the other hand, overweighted allocations and stock selection in the consumer staples and consumer discretionary sectors supported the Fund's relative performance during the reporting period.(4) Two Chinese non-index holdings, leading personal hygiene and household paper products manufacturer Hengan International Group and sports footwear and apparel maker Li Ning, appreciated in value. Hengan's strong brand recognition and extensive sales network

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) The telecommunication services sector comprises wireless telecommunication services in the SOI. The energy sector comprises energy equipment and services in the SOI.

(3.) This holding is not an index component.

(4.) The consumer staples sector comprises food and staples retailing, household products, and personal products in the SOI. The consumer discretionary sector comprises distributors; household durables; media; specialty retail; and textiles, apparel and luxury goods in the SOI.


                                6 | Annual Report
helped produce solid sales growth during the first half of 2009, particularly in its tissue paper and sanitary napkins segments. Li Ning experienced a year-over-year increase in fourth quarter 2009 orders, and we believe China's continued economic growth could improve Li Ning's earnings potential.

An underweighting and stock selection in the financials sector also helped relative Fund performance, notably due to our position in Hong Kong's real estate conglomerate Hang Lung Properties as rental revenue growth continued to post strong results in Hong Kong and mainland China. In addition, key contributors included Hong Kong's raw materials supply chain services provider Noble Group and Germany's military and commercial aircraft engine designer MTU Aero Engines Holding.(3) Noble Group reported a solid first quarter 2009 with year-over-year tonnage growth and operating profitability.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2009, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the Fund's investment predominantly in securities with non-U.S. currency exposure.

From a geographic perspective, stock selection and our overweighted exposure to Australia constrained relative Fund performance, as did our investments in non-index country Mexico. On a positive note, stock selection in Asia contributed to relative results, and our overweighted positions in Hong Kong and China helped.

TOP 10 COUNTRIES
Franklin International Growth Fund
7/31/09

              % OF TOTAL
              NET ASSETS
              ----------
U.K.             18.7%
Australia        16.2%
Hong Kong        13.8%
Switzerland       8.6%
Italy             5.5%
China             5.2%
Germany           4.9%
France            4.8%
Japan             4.8%
Mexico            3.8%

TOP 10 EQUITY HOLDINGS
Franklin International Growth Fund
7/31/09

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------                 ----------
Noble Group Ltd.                            3.8%
TRADING COMPANIES & DISTRIBUTORS,
HONG KONG
National Bank of Greece SA, ord. & ADR      3.2%
COMMERCIAL BANKS, GREECE
CSL Ltd.                                    3.2%
BIOTECHNOLOGY, AUSTRALIA
Saipem SpA                                  2.9%
ENERGY EQUIPMENT & SERVICES, ITALY
WorleyParsons Ltd.                          2.9%
ENERGY EQUIPMENT & SERVICES, AUSTRALIA
Macquarie Group Ltd.                        2.9%
CAPITAL MARKETS, AUSTRALIA
Wellstream Holdings PLC                     2.7%
ENERGY EQUIPMENT & SERVICES, U.K.
Hengan International Group Co. Ltd.         2.7%
PERSONAL PRODUCTS, CHINA
The Sage Group PLC                          2.6%
SOFTWARE, U.K.
Esprit Holdings Ltd.                        2.6%
SPECIALTY RETAIL, HONG KONG


                               Annual Report | 7

Thank you for your continued participation in Franklin International Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF COLEEN F. BARBEAU)


/s/ Coleen F. Barbeau

Coleen F. Barbeau

(PHOTO OF M. PAR ROSTOM)


/s/ M. Par Rostom

M. Par Rostom, CFA

Portfolio Management Team
Franklin International Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 7/31/09

FRANKLIN INTERNATIONAL GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                      CHANGE   7/31/09   7/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$1.23    $7.47     $8.70
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                  $0.0226

CLASS C (SYMBOL: N/A)                      CHANGE   7/31/09   7/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$1.27    $7.42     $8.69
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                  $0.0140

CLASS R (SYMBOL: N/A)                      CHANGE   7/31/09   7/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$1.24    $7.46     $8.70
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                  $0.0138

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   7/31/09   7/31/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$1.23    $7.48     $8.71
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                  $0.0342


                               Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   INCEPTION (6/3/08)
-------                                        -------   ------------------
Cumulative Total Return(2)                      -13.89%        -25.09%
Average Annual Total Return(3)                  -18.84%        -25.94%
Value of $10,000 Investment(4)                 $ 8,116        $ 7,061
Avg. Ann. Total Return (6/30/09)(5)             -28.47%        -33.11%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.86%
      With Waiver                       1.50%

CLASS C                                         1-YEAR   INCEPTION (6/3/08)
-------                                        -------   ------------------
Cumulative Total Return(2)                      -14.39%        -25.61%
Average Annual Total Return(3)                  -15.25%        -22.53%
Value of $10,000 Investment(4)                 $ 8,475        $ 7,439
Avg. Ann. Total Return (6/30/09)(5)             -25.36%        -29.81%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.51%
      With Waiver                       2.15%

CLASS R                                         1-YEAR   INCEPTION (6/3/08)
-------                                        -------   ------------------
Cumulative Total Return(2)                      -14.03%        -25.21%
Average Annual Total Return(3)                  -14.03%        -22.17%
Value of $10,000 Investment(4)                 $ 8,597        $ 7,479
Avg. Ann. Total Return (6/30/09)(5)             -24.37%        -29.52%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.01%
      With Waiver                       1.65%

ADVISOR CLASS                                   1-YEAR   INCEPTION (6/3/08)
-------                                        -------   ------------------
Cumulative Total Return(2)                      -13.58%        -24.73%
Average Annual Total Return(3)                  -13.58%        -21.74%
Value of $10,000 Investment(4)                 $ 8,642        $ 7,527
Avg. Ann. Total Return (6/30/09)(5)             -23.86%        -29.08%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.51%
      With Waiver                       1.15%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.15% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

                              (PERFORMANCE GRAPH)
CLASS A (6/3/08-7/31/09)

             FRANKLIN INTERNATIONAL
DATE          GROWTH FUND - CLASS A   MSCI EAFE INDEX
----         ----------------------   ---------------
6/3/2008             $9,425               $10,000
6/30/2008            $8,558               $ 9,266
7/31/2008            $8,200               $ 8,969
8/31/2008            $8,021               $ 8,608
9/30/2008            $6,833               $ 7,366
10/31/2008           $5,306               $ 5,880
11/30/2008           $4,976               $ 5,565
12/31/2008           $5,177               $ 5,900
1/31/2009            $4,941               $ 5,322
2/28/2009            $4,666               $ 4,778
3/31/2009            $5,007               $ 5,083
4/30/2009            $5,679               $ 5,742
5/31/2009            $6,303               $ 6,432
6/30/2009            $6,493               $ 6,397
7/31/2009            $7,061               $ 6,982

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    7/31/09
-------                    -------
1-Year                     -18.84%
Since Inception (6/3/08)   -25.94%

                              (PERFORMANCE GRAPH)
CLASS C (6/3/08-7/31/09)

             FRANKLIN INTERNATIONAL
DATE          GROWTH FUND - CLASS C   MSCI EAFE INDEX
----         ----------------------   ---------------
6/3/2008             $10,000              $10,000
6/30/2008            $ 9,070              $ 9,266
7/31/2008            $ 8,690              $ 8,969
8/31/2008            $ 8,500              $ 8,608
9/30/2008            $ 7,230              $ 7,366
10/31/2008           $ 5,610              $ 5,880
11/30/2008           $ 5,260              $ 5,565
12/31/2008           $ 5,474              $ 5,900
1/31/2009            $ 5,224              $ 5,322
2/28/2009            $ 4,933              $ 4,778
3/31/2009            $ 5,284              $ 5,083
4/30/2009            $ 5,996              $ 5,742
5/31/2009            $ 6,647              $ 6,432
6/30/2009            $ 6,838              $ 6,397
7/31/2009            $ 7,439              $ 6,982

AVERAGE ANNUAL TOTAL RETURN


CLASS C                    7/31/09
-------                    -------
1-Year                     -15.25%
Since Inception (6/3/08)   -22.53%


                               Annual Report | 11

                              (PERFORMANCE GRAPH)

CLASS R (6/3/08-7/31/09)

             FRANKLIN INTERNATIONAL
DATE          GROWTH FUND - CLASS R   MSCI EAFE INDEX
----         ----------------------   ---------------
6/3/2008             $10,000              $10,000
6/30/2008            $ 9,080              $ 9,266
7/31/2008            $ 8,700              $ 8,969
8/31/2008            $ 8,510              $ 8,608
9/30/2008            $ 7,250              $ 7,366
10/31/2008           $ 5,620              $ 5,880
11/30/2008           $ 5,280              $ 5,565
12/31/2008           $ 5,494              $ 5,900
1/31/2009            $ 5,233              $ 5,322
2/28/2009            $ 4,943              $ 4,778
3/31/2009            $ 5,304              $ 5,083
4/30/2009            $ 6,015              $ 5,742
5/31/2009            $ 6,677              $ 6,432
6/30/2009            $ 6,868              $ 6,397
7/31/2009            $ 7,479              $ 6,982

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    7/31/09
-------                    -------
1-Year                     -14.03%
Since Inception (6/3/08)   -22.17%

                              (PERFORMANCE GRAPH)

ADVISOR CLASS (6/3/08-7/31/09)

             FRANKLIN INTERNATIONAL
                 GROWTH FUND -
DATE             ADVISOR CLASS        MSCI EAFE INDEX
----         ----------------------   ---------------
6/3/2008             $10,000              $10,000
6/30/2008            $ 9,080              $ 9,266
7/31/2008            $ 8,710              $ 8,969
8/31/2008            $ 8,520              $ 8,608
9/30/2008            $ 7,260              $ 7,366
10/31/2008           $ 5,630              $ 5,880
11/30/2008           $ 5,290              $ 5,565
12/31/2008           $ 5,505              $ 5,900
1/31/2009            $ 5,253              $ 5,322
2/28/2009            $ 4,971              $ 4,778
3/31/2009            $ 5,334              $ 5,083
4/30/2009            $ 6,048              $ 5,742
5/31/2009            $ 6,712              $ 6,432
6/30/2009            $ 6,914              $ 6,397
7/31/2009            $ 7,527              $ 6,982

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              7/31/09
-------                    -------
1-Year                     -13.58%
Since Inception (6/3/08)   -21.74%


                               12 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada.


                               Annual Report | 13

Your Fund's Expenses

FRANKLIN INTERNATIONAL GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6X$7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                EXPENSES PAID
                                          BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
                                             VALUE 2/1/09      VALUE 7/31/09   2/1/09-7/31/09
                                          -----------------   --------------   --------------
CLASS A
Actual                                          $1,000           $1,429.10         $ 8.73
Hypothetical (5% return before expenses)        $1,000           $1,017.60         $ 7.25
CLASS C
Actual                                          $1,000           $1,424.20         $13.10
Hypothetical (5% return before expenses)        $1,000           $1,013.98         $10.89
CLASS R
Actual                                          $1,000           $1,429.10         $ 9.94
Hypothetical (5% return before expenses)        $1,000           $1,016.61         $ 8.25
ADVISOR CLASS
Actual                                          $1,000           $1,433.00         $ 6.94
Hypothetical (5% return before expenses)        $1,000           $1,019.09         $ 5.76

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.45%; C: 2.18%; R:
     1.65%; and Advisor: 1.15%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 15

Franklin International Small Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase.(1) The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside North America, or whose securities are listed or traded principally on a recognized stock exchange or over the counter outside North America.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOTGUAR-ANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Franklin International Small Cap Growth Fund
Based on Total Net Assets as of 7/31/09

                              (PERFORMANCE GRAPH)

Europe                                      72.0%
Asia                                        14.9%
North America                                6.1%
Middle East & Africa                         0.9%
Short-Term Investments & Other Net Assets    6.1%

This annual report for Franklin International Small Cap Growth Fund covers the fiscal year ended July 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin International Small Cap Growth Fund - Class A had a -5.00% cumulative total return. The Fund performed better than its benchmark, the MSCI EAFE Small Cap Index, which had a -18.60% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 19.

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental, bottom-up approach involving in-depth analysis of individual equity securities. We employ both a quantitative and qualitative approach to identify smaller international companies that have the potential to generate attractive returns with lower downside risk. Such companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage. Additionally, the companies we invest in tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After we identify a company, we

(1.) The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities in global developed markets, excluding the U.S. and Canada.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See footnote 1 for a description of the MSCI EAFE Small Cap Index. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.


                               16 | Annual Report
conduct thorough analysis to establish its earning prospects and determine its value. Overall, we seek to invest in companies with attractive valuations.

We do not select investments for the Fund that are merely representative of the small cap asset class but instead aim to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. While we seek to outperform the MSCI EAFE Small Cap Index, the Fund may take positions that are not represented in the index.

MANAGER'S DISCUSSION

For the fiscal year under review, the information technology and health care sectors hurt the Fund's performance relative to the benchmark MSCI EAFE Small Cap Index.(3) In the information technology sector, stock selection and an underweighted allocation had a negative impact on relative results. Stock selection in the health care sector detracted significantly from relative performance, primarily due to U.K.-based livestock biotechnology company Genus. Significant detractors from other sectors included financials holdings Neovia Financial,(4) a global online payments services company based in the U.K., and RHJ International, a diversified holding company based in Belgium.(5) Several consumer discretionary holdings also hurt relative results, including Greece-based Intralot (sold by period-end), a worldwide provider of gaming systems, Dignity, the U.K.'s largest funeral services provider, and Vitec Group,(4) a U.K. broadcasting and photographic equipment maker.(6)

On the other hand, the Fund's relative performance benefited from stock selection and overweighting in the consumer discretionary and consumer staples sectors.(7) Stock selection in the industrials sector also helped results.(8) Key contributors in the consumer discretionary sector included Signet Jewelers, a leading jewelry retailer in the U.K., and CTS Eventim, a German concert and theater events promoter. In the consumer staples sector, Hong Kong's Vitasoy International Holdings, a leading soymilk producer in Hong Kong, China and Australia, and Singapore's Hsu Fu Chi International,(4) a confectionery products manufacturer, were significant contributors to relative performance. Other holdings that aided relative results included Japanese commercial real estate

(3.) The information technology sector comprises electronic equipment, instruments and components; and office electronics in the SOI. The health care sector comprises biotechnology in the SOI.

(4.) This holding is not an index component.

(5.) The financials sector comprises diversified financial services, insurance, and real estate management and development in the SOI.

(6.) The consumer discretionary sector comprises diversified consumer services;
     hotels, restaurants and leisure; leisure equipment and products; media; and specialty retail in the SOI.

(7.) The consumer staples sector comprises food products in the SOI.

(8.) The industrials sector comprises aerospace and defense, commercial services and supplies, machinery, marine, and professional services in the SOI.

PORTFOLIO BREAKDOWN
Franklin International Small Cap Growth Fund
Based on Total Net Assets as of 7/31/09

                              (PERFORMANCE GRAPH)

Specialty Retail                                 12.0%
Insurance                                         8.9%
Food Products                                     8.5%
Media                                             7.7%
Diversified Financial Services                    6.9%
Real Estate Management & Development              6.6%
Electronic Equipment, Instruments & Components    5.3%
Professional Services                             4.8%
Office Electronics                                4.4%
Commercial Services & Supplies                    3.7%
Diversified Consumer Services                     3.6%
Marine                                            3.4%
Biotechnology                                     3.3%
Machinery                                         3.1%
Hotels, Restaurants & Leisure                     3.1%
Chemicals                                         3.0%
Aerospace & Defense                               2.9%
Leisure Equipment & Products                      2.7%
Short-Term Investments & Other Net Assets         6.1%


                               Annual Report | 17

TOP 10 COUNTRIES
Franklin International Small Cap
Growth Fund
7/31/09

              % OF TOTAL
              NET ASSETS
              ----------
U.K.             41.2%
Germany           8.4%
Switzerland       7.7%
Japan             7.6%
Hong Kong         4.4%
France            4.4%
Belgium           4.2%
Canada            3.7%
Ireland           3.1%
Singapore         2.9%

TOP 10 EQUITY HOLDINGS
Franklin International Small Cap
Growth Fund
7/31/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Experian PLC                                    4.8%
   PROFESSIONAL SERVICES, U.K.
Carpetright PLC                                 4.7%
   SPECIALTY RETAIL, U.K.
Vitasoy International Holdings Ltd.             4.4%
   FOOD PRODUCTS, HONG KONG
Neopost SA                                      4.4%
   OFFICE ELECTRONICS, FRANCE
Signet Jewelers Ltd.                            4.4%
   SPECIALTY RETAIL, U.K.
Rotork PLC                                      4.4%
   ELECTRONIC EQUIPMENT, INSTRUMENTS &
      COMPONENTS, U.K.
RHJ International                               4.2%
   DIVERSIFIED FINANCIAL SERVICES, BELGIUM
Daibiru Corp.                                   3.9%
   REAL ESTATE MANAGEMENT & DEVELOPMENT,
      JAPAN
Fairfax Financial Holdings Ltd.                 3.7%
   INSURANCE, CANADA
Homeserve PLC                                   3.7%
   COMMERCIAL SERVICES & SUPPLIES, U.K.

company Daibiru and Bermuda-based property and casualty insurer Lancashire Holdings.

From a geographic perspective, overweighted allocations to Belgium and Greece negatively affected relative Fund performance. In contrast, stock selection in Hong Kong, Germany and Japan had a positive impact.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2009, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the Fund's investment predominantly in securities with non-U.S. currency exposure.

The market environment has been challenging and volatile, but in times like these volatility can work in our favor. Specifically, we continue to find quality companies at what we consider discounted prices. We believe this could bode well for the long-term return potential of our Fund if the markets improve over time.

Thank you for your continued participation in Franklin International Small Cap Growth Fund. We look forward to serving your future investment needs.

                             (PHOTO OF EDWIN LUGO)


                                        /s/ Edwin Lugo

                                        Edwin Lugo, CFA
                                        Portfolio Manager
                                        Franklin International Small Cap Growth
                                        Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               18 | Annual Report

Performance Summary as of 7/31/09

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                     CHANGE   7/31/09   7/31/08
---------------------                     ------   -------   -------
Net Asset Value (NAV)                     -$7.55    $12.33    $19.88
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                 $0.4041
Long-Term Capital Gain          $4.3970
   TOTAL                        $4.8011

CLASS C (SYMBOL: N/A)                     CHANGE   7/31/09   7/31/08
---------------------                     ------   -------   -------
Net Asset Value (NAV)                     -$7.57    $12.29    $19.86
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                 $0.3616
Long-Term Capital Gain          $4.3970
   TOTAL                        $4.7586

CLASS R (SYMBOL: N/A)                     CHANGE   7/31/09   7/31/08
---------------------                     ------   -------   -------
Net Asset Value (NAV)                     -$7.54    $12.33    $19.87
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                 $0.3559
Long-Term Capital Gain          $4.3970
   TOTAL                        $4.7529

ADVISOR CLASS (SYMBOL: FKSCX)             CHANGE   7/31/09   7/31/08
-----------------------------             ------   -------   -------
Net Asset Value (NAV)                     -$7.58    $12.32    $19.90
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                 $0.4118
Long-Term Capital Gain          $4.3970
   TOTAL                        $4.8088


                               Annual Report | 19

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                        INCEPTION
CLASS A                                        1-YEAR   (5/15/08)
-------                                       -------   ---------
Cumulative Total Return(2)                      -5.00%    -15.80%
Average Annual Total Return(3)                 -10.46%    -17.38%
Value of $10,000 Investment(4)                $ 8,954    $ 7,936
Avg. Ann. Total Return (6/30/09)(5)            -19.20%    -22.74%
   Total Annual Operating Expenses(6)
      Without Waiver                   1.78%
      With Waiver                      1.30%

                                                        INCEPTION
CLASS C                                        1-YEAR   (5/15/08)
-------                                       -------   ---------
Cumulative Total Return(2)                      -5.51%    -16.33%
Average Annual Total Return(3)                  -6.12%    -13.69%
Value of $10,000 Investment(4)                $ 9,388    $ 8,367
Avg. Ann. Total Return (6/30/09)(5)            -15.23%    -18.98%
   Total Annual Operating Expenses(6)
      Without Waiver                   2.43%
      With Waiver                      1.95%

                                                        INCEPTION
CLASS R                                        1-YEAR   (5/15/08)
-------                                       -------   ---------
Cumulative Total Return(2)                      -5.37%    -16.13%
Average Annual Total Return(3)                  -5.37%    -13.52%
Value of $10,000 Investment(4)                $ 9,463    $ 8,387
Avg. Ann. Total Return (6/30/09)(5)            -14.52%    -18.79%
   Total Annual Operating Expenses(6)
      Without Waiver                   1.93%
      With Waiver                      1.45%

                                                                   INCEPTION
ADVISOR CLASS                                  1-YEAR    5-YEAR   (10/15/02)
-------------                                 -------   -------   ----------
Cumulative Total Return(2)                      -5.01%   +95.35%    +217.13%
Average Annual Total Return(3)                  -5.01%   +14.33%     +18.52%
Value of $10,000 Investment(4)                $ 9,499   $19,535    $ 31,713
Avg. Ann. Total Return (6/30/09)(5)            -14.19%   +11.44%     +17.73%
   Total Annual Operating Expenses(6)
      Without Waiver                   1.43%
      With Waiver                      0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                               20 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/15/08-7/31/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN
             INTERNATIONAL SMALL
              CAP GROWTH FUND -    MSCI EAFE SMALL CAP
DATE               CLASS A                INDEX
----         -------------------   -------------------
5/15/2008          $10,000               $10,000
5/31/2008          $ 9,303               $10,091
6/30/2008          $ 8,723               $ 9,266
7/31/2008          $ 8,354               $ 8,844
8/31/2008          $ 8,190               $ 8,505
9/30/2008          $ 7,454               $ 7,050
10/31/2008         $ 5,816               $ 5,376
11/30/2008         $ 5,488               $ 5,139
12/31/2008         $ 5,960               $ 5,491
1/31/2009          $ 5,593               $ 5,140
2/28/2009          $ 5,354               $ 4,665
3/31/2009          $ 5,638               $ 4,971
4/30/2009          $ 6,436               $ 5,738
5/31/2009          $ 7,202               $ 6,558
6/30/2009          $ 7,478               $ 6,688
7/31/2009          $ 7,936               $ 7,199

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     7/31/09
-------                     -------
1-Year                      -10.46%
Since Inception (5/15/08)   -17.38%

CLASS C (5/15/08-7/31/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN
             INTERNATIONAL SMALL
              CAP GROWTH FUND -    MSCI EAFE SMALL CAP
DATE               CLASS C                INDEX
----         -------------------   -------------------
5/15/2008          $10,000               $10,000
5/31/2008          $ 9,768               $10,091
6/30/2008          $ 9,155               $ 9,266
7/31/2008          $ 8,766               $ 8,844
8/31/2008          $ 8,590               $ 8,505
9/30/2008          $ 7,814               $ 7,050
10/31/2008         $ 6,092               $ 5,376
11/30/2008         $ 5,752               $ 5,139
12/31/2008         $ 6,249               $ 5,491
1/31/2009          $ 5,864               $ 5,140
2/28/2009          $ 5,608               $ 4,665
3/31/2009          $ 5,898               $ 4,971
4/30/2009          $ 6,727               $ 5,738
5/31/2009          $ 7,529               $ 6,558
6/30/2009          $ 7,812               $ 6,688
7/31/2009          $ 8,367               $ 7,199

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     7/31/09
-------                     -------
1-Year                       -6.12%
Since Inception (5/15/08)   -13.69%


                               Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     7/31/09
-------                     -------
1-Year                       -5.37%
Since Inception (5/15/08)   -13.52%

CLASS R (5/15/08-7/31/09)

                               (PERFORMANCE GRAPH)

                  FRANKLIN
             INTERNATIONAL SMALL
              CAP GROWTH FUND -    MSCI EAFE SMALL CAP
DATE               CLASS R                INDEX
----         -------------------   -------------------
5/15/2008          $10,000               $10,000
5/31/2008          $ 9,871               $10,091
6/30/2008          $ 9,256               $ 9,266
7/31/2008          $ 8,864               $ 8,844
8/31/2008          $ 8,690               $ 8,505
9/30/2008          $ 7,905               $ 7,050
10/31/2008         $ 6,171               $ 5,376
11/30/2008         $ 5,805               $ 5,139
12/31/2008         $ 6,306               $ 5,491
1/31/2009          $ 5,919               $ 5,140
2/28/2009          $ 5,660               $ 4,665
3/31/2009          $ 5,959               $ 4,971
4/30/2009          $ 6,803               $ 5,738
5/31/2009          $ 7,613               $ 6,558
6/30/2009          $ 7,912               $ 6,688
7/31/2009          $ 8,387               $ 7,199

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                7/31/09
-------------                -------
1-Year                        -5.01%
5-Year                       +14.33%
Since Inception (10/15/02)   +18.52%

ADVISOR CLASS (10/15/02-7/31/09)

                              (PERFORMANCE GRAPH)

                  FRANKLIN
             INTERNATIONAL SMALL
              CAP GROWTH FUND -    MSCI EAFE SMALL CAP
DATE            ADVISOR CLASS             INDEX
----         -------------------   -------------------
10/15/2002         $10,000               $10,000
10/31/2002         $ 9,970               $ 9,936
11/30/2002         $10,180               $10,223
12/31/2002         $10,206               $10,033
1/31/2003          $10,025               $ 9,891
2/28/2003          $ 9,844               $ 9,813
3/31/2003          $ 9,714               $ 9,762
4/30/2003          $10,597               $10,689
5/31/2003          $11,460               $11,610
6/30/2003          $11,601               $12,233
7/31/2003          $12,092               $12,614
8/31/2003          $12,664               $13,448
9/30/2003          $13,266               $14,256
10/31/2003         $14,992               $15,394
11/30/2003         $15,013               $15,332
12/31/2003         $15,655               $16,267
1/31/2004          $16,689               $17,094
2/29/2004          $16,947               $17,581
3/31/2004          $17,340               $18,310
4/30/2004          $17,113               $17,761
5/31/2004          $16,637               $17,484
6/30/2004          $17,392               $18,431
7/31/2004          $16,234               $17,600
8/31/2004          $16,089               $17,729
9/30/2004          $16,492               $18,153
10/31/2004         $17,071               $18,932
11/30/2004         $18,509               $20,338
12/31/2004         $19,459               $21,355
1/31/2005          $19,920               $21,777
2/28/2005          $20,855               $22,654
3/31/2005          $20,324               $22,296
4/30/2005          $20,070               $21,784
5/31/2005          $20,243               $21,795
6/30/2005          $21,040               $22,387
7/31/2005          $22,055               $23,400
8/31/2005          $23,463               $24,080
9/30/2005          $24,998               $25,075
10/31/2005         $24,837               $24,257
11/30/2005         $26,256               $25,041
12/31/2005         $28,000               $27,045
1/31/2006          $30,345               $28,892
2/28/2006          $30,796               $28,542
3/31/2006          $32,286               $29,930
4/30/2006          $34,484               $31,244
5/31/2006          $32,872               $29,467
6/30/2006          $32,274               $28,831
7/31/2006          $30,523               $28,053
8/31/2006          $31,009               $28,842
9/30/2006          $30,947               $28,963
10/31/2006         $31,871               $30,027
11/30/2006         $33,169               $31,318
12/31/2006         $35,000               $32,365
1/31/2007          $35,623               $33,042
2/28/2007          $35,636               $33,598
3/31/2007          $37,212               $34,692
4/30/2007          $38,547               $36,000
5/31/2007          $39,653               $36,276
6/30/2007          $39,373               $36,209
7/31/2007          $40,301               $36,071
8/31/2007          $38,547               $34,216
9/30/2007          $39,768               $34,605
10/31/2007         $41,102               $36,765
11/30/2007         $38,763               $34,123
12/31/2007         $37,966               $32,943
1/31/2008          $35,148               $29,729
2/29/2008          $35,634               $30,996
3/31/2008          $35,500               $30,914
4/30/2008          $36,758               $31,661
5/31/2008          $37,144               $32,219
6/30/2008          $34,829               $29,586
7/31/2008          $33,386               $28,237
8/31/2008          $32,732               $27,156
9/30/2008          $29,796               $22,508
10/31/2008         $23,253               $17,166
11/30/2008         $21,877               $16,408
12/31/2008         $23,785               $17,532
1/31/2009          $22,318               $16,411
2/28/2009          $21,365               $14,893
3/31/2009          $22,498               $15,871
4/30/2009          $25,690               $18,321
5/31/2009          $28,779               $20,939
6/30/2009          $29,885               $21,353
7/31/2009          $31,713               $22,985


                               22 | Annual Report

ENDNOTES

THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. SMALLER, RELATIVELY NEW AND/OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. FOREIGN INVESTING INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY AND MARKET VOLATILITY, AS WELL AS POLITICAL AND SOCIAL INSTABILITY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The MSCI EAFE Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities in global developed markets, excluding the U.S. and Canada.


                               Annual Report | 23

Your Fund's Expenses

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6X$7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 2/1/09      VALUE 7/31/09    PERIOD* 2/1/09-7/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                         $1,000             $1,418.90              $ 7.50
Hypothetical (5% return before expenses)       $1,000             $1,018.60              $ 6.26
CLASS C
Actual                                         $1,000             $1,412.60              $11.66
Hypothetical (5% return before expenses)       $1,000             $1,015.12              $ 9.74
CLASS R
Actual                                         $1,000             $1,417.20              $ 8.69
Hypothetical (5% return before expenses)       $1,000             $1,017.60              $ 7.25
ADVISOR CLASS

Actual                                         $1,000             $1,421.00              $ 5.70
Hypothetical (5% return before expenses)       $1,000             $1,020.08              $ 4.76

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.95%; R:
     1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 25

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL GROWTH FUND

                                                            YEAR ENDED
                                                              JULY 31,
                                                       -------------------
CLASS A                                                  2009      2008(a)
-------                                                --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..................   $  8.70     $ 10.00
                                                       -------     -------
Income from investment operations(b):
   Net investment income (loss)(c)..................      0.08         (--)(d)
   Net realized and unrealized gains (losses).......     (1.29)      (1.30)
                                                       -------     -------
Total from investment operations....................     (1.21)      (1.30)
                                                       -------     -------
Less distributions from net investment income.......     (0.02)         --
                                                       -------     -------
Net asset value, end of year........................   $  7.47     $  8.70
                                                       =======     =======
Total return(e).....................................    (13.89)%    (13.00)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates...      5.16%       7.43%
Expenses net of waiver and payments by affiliates...      1.45%(g)    1.45%
Net investment income (loss)........................      1.37%      (0.16)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $ 5,168     $  4,431
Portfolio turnover rate.............................     14.88%        5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                            YEAR ENDED
                                                             JULY 31,
                                                       -------------------
CLASS C                                                  2009      2008(a)
-------                                                -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..................   $  8.69     $ 10.00
                                                       -------     -------
Income from investment operations(b):
   Net investment income (loss)(c)..................      0.03       (0.01)
   Net realized and unrealized gains (losses).......     (1.29)      (1.30)
                                                       -------     -------
Total from investment operations....................     (1.26)      (1.31)
                                                       -------     -------
Less distributions from net investment income.......     (0.01)         --
                                                       -------     -------
Net asset value, end of year........................   $  7.42     $  8.69
                                                       =======     =======
Total return(d).....................................    (14.39)%    (13.10)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates...      5.86%       8.13%
Expenses net of waiver and payments by affiliates...      2.15%(f)    2.15%
Net investment income (loss)........................      0.67%      (0.86)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $   507     $    51
Portfolio turnover rate.............................     14.88%       5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                           YEAR ENDED
                                                             JULY 31,
                                                       -------------------
CLASS R                                                  2009      2008(a)
-------                                                -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..................   $  8.70     $ 10.00
                                                       -------     -------
Income from investment operations(b):
   Net investment income (loss)(c)..................      0.09       (0.01)
   Net realized and unrealized gains (losses).......     (1.32)      (1.29)
                                                       -------     -------
Total from investment operations....................     (1.23)      (1.30)
                                                       -------     -------
Less distributions from net investment income.......     (0.01)         --
                                                       -------     -------
Net asset value, end of year........................   $  7.46     $  8.70
                                                       =======     =======
Total return(d).....................................    (14.03)%    (13.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates...      5.36%       7.63%
Expenses net of waiver and payments by affiliates...      1.65%(f)    1.65%
Net investment income (loss)........................      1.17%      (0.36)%
SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $    24     $     9
Portfolio turnover rate.............................     14.88%       5.71%

(a) For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e) Ratios are annualized for periods less than one year.

(f) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL GROWTH FUND

                                                            YEAR ENDED
                                                             JULY 31,
                                                       -------------------
ADVISOR CLASS                                            2009      2008(a)
-------------                                          -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year..................   $  8.71     $ 10.00
                                                       -------     -------
Income from investment operations(b):
   Net investment income(c).........................      0.13          --(d)
   Net realized and unrealized gains (losses).......     (1.33)      (1.29)
                                                       -------     -------
Total from investment operations....................     (1.20)      (1.29)
                                                       -------     -------
Less distributions from net investment income.......     (0.03)         --
                                                       -------     -------
Net asset value, end of year........................   $  7.48     $  8.71
                                                       =======     =======
Total return(e).....................................    (13.58)%    (12.90)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates...      4.86%       7.13%
Expenses net of waiver and payments by affiliates...      1.15%(g)    1.15%
Net investment income...............................      1.67%       0.14%
SUPPLEMENTAL DATA
Net assets, end of year (000's).....................   $ 1,718     $    10
Portfolio turnover rate.............................     14.88%       5.71%

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2009

       FRANKLIN INTERNATIONAL GROWTH FUND                     COUNTRY       SHARES      VALUE
       ----------------------------------                 --------------   -------   ----------
       COMMON STOCKS 94.8%
       AEROSPACE & DEFENSE 2.3%
       MTU Aero Engines Holding AG ....................       Germany        4,700   $  170,828
                                                                                     ----------
       BIOTECHNOLOGY 3.2%
       CSL Ltd. .......................................      Australia       9,350      238,797
                                                                                     ----------
       CAPITAL MARKETS 5.0%
       Macquarie Group Ltd. ...........................      Australia       5,800      213,444
       Man Group PLC ..................................   United Kingdom    34,400      158,844
                                                                                     ----------
                                                                                        372,288
                                                                                     ----------
       CHEMICALS 2.0%
       Syngenta AG ....................................     Switzerland        640      147,665
                                                                                     ----------
       COMMERCIAL BANKS 3.2%
(a, b) Anglo Irish Bancorp PLC ........................      Ireland        11,500           --
   (a) National Bank of Greece SA .....................       Greece         8,100      236,448
   (a) National Bank of Greece SA, ADR ................       Greece           650        3,855
                                                                                     ----------
                                                                                        240,303
                                                                                     ----------
       CONSTRUCTION & ENGINEERING 0.2%
       Boart Longyear Group ...........................      Australia      63,900       15,759
                                                                                     ----------
       DISTRIBUTORS 2.5%
       Li & Fung Ltd. .................................      Hong Kong      64,000      188,700
                                                                                     ----------
       DIVERSIFIED FINANCIAL SERVICES 2.6%
       Deutsche Boerse AG .............................       Germany        2,400      190,199
                                                                                     ----------
       ELECTRICAL EQUIPMENT 2.5%
       ABB Ltd. .......................................     Switzerland     10,050      183,548
                                                                                     ----------
       ENERGY EQUIPMENT & SERVICES 8.6%
       Saipem SpA .....................................        Italy         8,050      218,007
       Wellstream Holdings PLC ........................   United Kingdom    22,100      200,220
       WorleyParsons Ltd. .............................      Australia      10,000      215,772
                                                                                     ----------
                                                                                        633,999
                                                                                     ----------
       FOOD & STAPLES RETAILING 4.7%
       Tesco PLC ......................................   United Kingdom    27,400      168,252
       Woolworths Ltd. ................................      Australia       8,050      183,387
                                                                                     ----------
                                                                                        351,639
                                                                                     ----------
       HEALTH CARE EQUIPMENT & SUPPLIES 9.9%
       Cochlear Ltd. ..................................      Australia       3,900      181,409
       Essilor International SA .......................       France         3,000      166,338
       Getinge AB, B ..................................       Sweden        12,950      193,889
       Terumo Corp. ...................................        Japan         3,800      193,112
                                                                                     ----------
                                                                                        734,748
                                                                                     ----------
       HOUSEHOLD DURABLES 1.6%
   (a) Urbi, Desarrollos Urbanos, SAB de CV ...........       Mexico        69,500      120,204
                                                                                     ----------
       HOUSEHOLD PRODUCTS 2.2%
       Reckitt Benckiser Group PLC ....................   United Kingdom     3,450      165,874
                                                                                     ----------


                               30 | Annual Report

Franklin Global Trust

       FRANKLIN INTERNATIONAL GROWTH FUND                     COUNTRY       SHARES      VALUE
       ----------------------------------                 --------------   -------   ----------
       COMMON STOCKS (CONTINUED)
       INSURANCE 2.0%
       QBE Insurance Group Ltd. .......................      Australia       9,270   $  151,120
                                                                                     ----------
       LIFE SCIENCES TOOLS & SERVICES 4.5%
       Lonza Group AG .................................     Switzerland      1,460      144,662
   (a) QIAGEN NV ......................................    Netherlands       9,800      187,037
                                                                                     ----------
                                                                                        331,699
                                                                                     ----------
       MEDIA 4.8%
       Eutelsat Communications ........................       France         6,800      190,019
       Pearson PLC ....................................   United Kingdom    14,050      162,837
                                                                                     ----------
                                                                                        352,856
                                                                                     ----------
       PERSONAL PRODUCTS 2.7%
       Hengan International Group Co. Ltd. ............        China        34,000      197,862
                                                                                     ----------
       PROFESSIONAL SERVICES 4.3%
       Experian PLC ...................................   United Kingdom    18,600      153,213
       Societe Generale de Surveillance Holdings SA ...     Switzerland        140      165,307
                                                                                     ----------
                                                                                        318,520
                                                                                     ----------
       REAL ESTATE MANAGEMENT & DEVELOPMENT 4.9%
       Hang Lung Properties Ltd. ......................      Hong Kong      53,000      194,223
       Hongkong Land Holdings Ltd. ....................      Hong Kong      43,000      167,270
                                                                                     ----------
                                                                                        361,493
                                                                                     ----------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.5%
       ARM Holdings PLC ...............................   United Kingdom    87,000      183,792
                                                                                     ----------
       SOFTWARE 4.8%
       Nintendo Co. Ltd. ..............................        Japan           600      162,219
       The Sage Group PLC .............................   United Kingdom    60,000      196,191
                                                                                     ----------
                                                                                        358,410
                                                                                     ----------
       SPECIALTY RETAIL 2.6%
       Esprit Holdings Ltd. ...........................      Hong Kong      27,000      195,100
                                                                                     ----------
       TEXTILES, APPAREL & LUXURY GOODS 5.2%
       Li Ning Co. Ltd. ...............................        China        57,500      190,310
   (a) Luxottica Group SpA, ADR .......................        Italy         7,700      193,116
                                                                                     ----------
                                                                                        383,426
                                                                                     ----------
       TRADING COMPANIES & DISTRIBUTORS 3.8%
       Noble Group Ltd. ...............................      Hong Kong     192,000      278,763
                                                                                     ----------
       WIRELESS TELECOMMUNICATION SERVICES 2.2%
       America Movil SAB de CV, L, ADR ................       Mexico         3,800      163,438
                                                                                     ----------
       TOTAL COMMON STOCKS (COST $7,198,628) ..........                               7,031,030
                                                                                     ----------


                               Annual Report | 31

Franklin Global Trust

       FRANKLIN INTERNATIONAL GROWTH FUND                     COUNTRY       SHARES      VALUE
       ----------------------------------                 --------------   -------   ----------
       SHORT TERM INVESTMENTS (COST $268,846) 3.6%
       MONEY MARKET FUNDS 3.6%
   (c) Institutional Fiduciary Trust Money Market
       Portfolio, 0.00% ...............................    United States   268,846   $  268,846
                                                                                     ----------
       TOTAL INVESTMENTS (COST $7,467,474) 98.4% ......                               7,299,876
       OTHER ASSETS, LESS LIABILITIES 1.6% ............                                 116,781
                                                                                     ----------
       NET ASSETS 100.0% ..............................                              $7,416,657
                                                                                     ==========

See Abbreviations on page 53.

(a)  Non-income producing.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                  YEAR ENDED
                                                                                   JULY 31,
                                                                             -------------------
CLASS A                                                                        2009       2008(a)
-------                                                                      -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $ 19.88     $ 22.43
                                                                             -------     -------
Income from investment operations(b):
   Net investment income(c) ..............................................      0.13        0.08
   Net realized and unrealized gains (losses) ............................     (2.88)      (2.63)
                                                                             -------     -------
Total from investment operations .........................................     (2.75)      (2.55)
                                                                             -------     -------
Less distributions from:
   Net investment income .................................................     (0.40)         --
   Net realized gains ....................................................     (4.40)         --
                                                                             -------     -------
Total distributions ......................................................     (4.80)         --
                                                                             -------     -------
Redemption fees(d) .......................................................        --          --(e)
                                                                             -------     -------
Net asset value, end of year .............................................   $ 12.33     $ 19.88
                                                                             =======     =======
Total return(f) ..........................................................     (5.00)%    (11.37)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ..      2.10%       1.74%
Expenses net of waiver and payments by affiliates ........................      1.25%       1.26%
Expenses net of waiver and payments by affiliates and expense reduction ..      1.25%(h)    1.25%
Net investment income ....................................................      1.57%       1.33%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................   $10,520     $   145
Portfolio turnover rate ..................................................     71.98%      70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                 YEAR ENDED
                                                                                  JULY 31,
                                                                             ------------------
CLASS C                                                                       2009      2008(a)
-------                                                                      ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $19.86     $ 22.43
                                                                             ------     -------
Income from investment operations(b):
   Net investment income(c) ..............................................     0.06        0.04
   Net realized and unrealized gains (losses) ............................    (2.87)      (2.61)
                                                                             ------     -------
Total from investment operations .........................................    (2.81)      (2.57)
                                                                             ------     -------
Less distributions from:
   Net investment income .................................................    (0.36)         --
   Net realized gains ....................................................    (4.40)         --
                                                                             ------     -------
Total distributions ......................................................    (4.76)         --
                                                                             ------     -------
Redemption fees(d) .......................................................       --          --(e)
                                                                             ------     -------
Net asset value, end of year .............................................   $12.29     $ 19.86
                                                                             ======     =======
Total return(f) ..........................................................    (5.51)%    (11.46)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ..     2.80%       2.44%
Expenses net of waiver and payments by affiliates ........................     1.95%       1.96%
Expenses net of waiver and payments by affiliates and expense reduction ..     1.95%(h)    1.95%
Net investment income ....................................................     0.87%       0.63%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................   $1,720     $    79
Portfolio turnover rate ..................................................    71.98%      70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                                 YEAR ENDED
                                                                                  JULY 31,
                                                                             ------------------
CLASS R                                                                       2009      2008(a)
-------                                                                      ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $19.87     $ 22.43
                                                                             ------     -------
Income from investment operations(b):
   Net investment income(c) ..............................................     0.14        0.07
   Net realized and unrealized gains (losses) ............................    (2.92)      (2.63)
                                                                             ------     -------
Total from investment operations .........................................    (2.78)      (2.56)
                                                                             ------     -------
Less distributions from:
   Net investment income .................................................    (0.36)         --
   Net realized gains ....................................................    (4.40)         --
                                                                             ------     -------
Total distributions ......................................................    (4.76)         --
                                                                             ------     -------
Redemption fees(d) .......................................................       --          --(e)
                                                                             ------     -------
Net asset value, end of year .............................................   $12.33     $ 19.87
                                                                             ======     =======
Total return(f) ..........................................................    (5.37)%    (11.37)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense reduction ..     2.30%       1.94%
Expenses net of waiver and payments by affiliates ........................     1.45%       1.46%
Expenses net of waiver and payments by affiliates and expense reduction ..     1.45%(h)    1.45%
Net investment income ....................................................     1.37%       1.13%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................   $  224     $     4
Portfolio turnover rate ..................................................    71.98%      70.52%

(a)  For the period May 15, 2008 (effective date) to July 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

                                                                           YEAR ENDED JULY 31,
                                                       ----------------------------------------------------------
ADVISOR CLASS                                            2009            2008           2007      2006      2005
-------------                                          -------         -------        -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 19.90         $ 31.70        $ 24.45   $ 19.11   $ 15.70
                                                       -------         -------        -------   -------   -------
Income from investment operations(a):
   Net investment income(b) ........................      0.24            0.41           0.17      0.23      0.16
   Net realized and unrealized gains (losses) ......     (3.01)          (5.13)          7.58      6.94      5.12
                                                       -------         -------        -------   -------   -------
Total from investment operations ...................     (2.77)          (4.72)          7.75      7.17      5.28
                                                       -------         -------        -------   -------   -------
Less distributions from:
   Net investment income ...........................     (0.41)          (0.20)         (0.09)    (0.22)    (0.03)
   Net realized gains ..............................     (4.40)          (6.88)         (0.41)    (1.61)    (1.84)
                                                       -------         -------        -------   -------   -------
Total distributions ................................     (4.81)          (7.08)         (0.50)    (1.83)    (1.87)
                                                       -------         -------        -------   -------   -------
Redemption fees(c) .................................        --              --(d)          --        --        --
                                                       -------         -------        -------   -------   -------
Net asset value, end of year .......................   $ 12.32         $ 19.90        $ 31.70   $ 24.45   $ 19.11
                                                       =======         =======        =======   =======   =======
Total return .......................................     (5.01)%        (17.16)%        32.04%    38.39%    35.86%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates and expense reduction ................      1.80%           1.44%          1.26%     1.21%     1.48%
Expenses net of waiver and payments by affiliates ..      0.95%           0.96%          0.96%     0.96%     0.95%
Expenses net of waiver and payments by affiliates
   and expense reduction ...........................      0.95%(e)        0.95%          0.95%     0.95%     0.95%
Net investment income ..............................      1.87%           1.63%          0.63%     0.93%     0.95%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $13,680         $23,271        $43,518   $55,646   $16,382
Portfolio turnover rate ............................     71.98%          70.52%         51.78%    78.53%   113.27%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2009

    FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND              COUNTRY        SHARES        VALUE
    --------------------------------------------          --------------   ----------   -----------
    COMMON STOCKS 93.9%
    AEROSPACE & DEFENSE 2.9%
    MTU Aero Engines Holding AG .......................       Germany          20,800   $   756,006
                                                                                        -----------
    BIOTECHNOLOGY 3.3%
    Genus PLC .........................................   United Kingdom      100,412       854,371
                                                                                        -----------
    CHEMICALS 3.0%
    Symrise AG ........................................       Germany          48,200       775,644
                                                                                        -----------
    COMMERCIAL SERVICES & SUPPLIES 3.7%
    Homeserve PLC .....................................   United Kingdom       41,700       959,625
                                                                                        -----------
    DIVERSIFIED CONSUMER SERVICES 3.6%
    Dignity PLC .......................................   United Kingdom       92,520       945,591
                                                                                        -----------
    DIVERSIFIED FINANCIAL SERVICES 6.9%
(a) Neovia Financial PLC ..............................   United Kingdom      809,580       703,039
(a) RHJ International .................................      Belgium          171,320     1,111,069
                                                                                        -----------
                                                                                          1,814,108
                                                                                        -----------
    ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 5.3%
(a) Orbotech Ltd. .....................................       Israel           21,900       238,272
    Rotork PLC ........................................   United Kingdom       76,600     1,139,145
                                                                                        -----------
                                                                                          1,377,417
                                                                                        -----------
    FOOD PRODUCTS 8.5%
(a) Aryzta AG                                              Switzerland          8,400       292,140
    Hsu Fu Chi International Ltd. .....................      Singapore        769,300       764,223
    Vitasoy International Holdings Ltd. ...............      Hong Kong      1,854,500     1,160,581
                                                                                        -----------
                                                                                          2,216,944
                                                                                        -----------
    HOTELS, RESTAURANTS & LEISURE 3.1%
    Paddy Power PLC ...................................       Ireland          32,900       818,582
                                                                                        -----------
    INSURANCE 8.9%
(a) Arch Capital Group Ltd. ...........................   United States        10,200       634,338
    Fairfax Financial Holdings Ltd. ...................       Canada            3,200       973,836
(a) Lancashire Holdings Ltd. ..........................   United Kingdom       96,660       730,435
                                                                                        -----------
                                                                                          2,338,609
                                                                                        -----------
    LEISURE EQUIPMENT & PRODUCTS 2.7%
    Vitec Group PLC ...................................   United Kingdom      153,130       703,250
                                                                                        -----------
    MACHINERY 3.1%
    Schindler Holding AG, PC ..........................     Switzerland        12,700       819,892
                                                                                        -----------
    MARINE 3.4%
    Kuehne & Nagel International AG ...................     Switzerland        10,700       890,999
                                                                                        -----------
    MEDIA 7.7%
    ASATSU-DK Inc. ....................................        Japan           29,600       664,553
    CTS Eventim AG ....................................       Germany          16,230       671,101
    Rightmove PLC .....................................   United Kingdom       56,800       394,364
    Sky Perfect JSAT Holdings Inc. ....................        Japan              800       300,053
                                                                                        -----------
                                                                                          2,030,071
                                                                                        -----------


                               Annual Report | 37

Franklin Global Trust

    FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND              COUNTRY        SHARES        VALUE
    --------------------------------------------          --------------   ----------   -----------
    COMMON STOCKS (CONTINUED)
    OFFICE ELECTRONICS 4.4%
    Neopost SA ........................................       France           13,434   $ 1,144,102
                                                                                        -----------
    PROFESSIONAL SERVICES 4.8%
    Experian PLC ......................................   United Kingdom      152,000     1,252,066
                                                                                        -----------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 6.6%
    Daibiru Corp. .....................................       Japan           112,800     1,017,762
    Savills PLC .......................................   United Kingdom      128,300      718,310
                                                                                        -----------
                                                                                          1,736,072
                                                                                        -----------
    SPECIALTY RETAIL 12.0%
    Carpetright PLC ...................................   United Kingdom      115,260     1,232,861
    Jumbo SA ..........................................       Greece           69,540       758,259
    Signet Jewelers Ltd. ..............................   United Kingdom       51,405     1,140,898
                                                                                        -----------
                                                                                          3,132,018
                                                                                        -----------
    TOTAL COMMON STOCKS (COST $23,859,703)                                               24,565,367
                                                                                        -----------

                                                                            PRINCIPAL
                                                                             AMOUNT
                                                                           ----------
    SHORT TERM INVESTMENTS (COST $830,000) 3.2%
    TIME DEPOSITS 3.2%
    Paribas Corp., 0.18%, 8/03/09 .....................    United States   $  830,000       830,000
                                                                                        -----------
    TOTAL INVESTMENTS (COST $24,689,703) 97.1% ........                                  25,395,367
    OTHER ASSETS, LESS LIABILITIES 2.9% ...............                                     748,047
                                                                                        -----------
    NET ASSETS 100.0% .................................                                 $26,143,414
                                                                                        ===========

See Abbreviations on page 53.

(a)  Non-income producing.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2009


                                                                     FRANKLIN
                                                    FRANKLIN      INTERNATIONAL
                                                  INTERNATIONAL     SMALL CAP
                                                   GROWTH FUND     GROWTH FUND
                                                  -------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............     $7,198,628     $24,689,703
      Cost - Sweep Money Fund (Note 7) ........        268,846              --
                                                    ----------     -----------
      Total cost of investments ...............     $7,467,474     $24,689,703
                                                    ==========     ===========
      Value - Unaffiliated issuers ............     $7,031,030     $25,395,367
      Value - Sweep Money Fund (Note 7) .......        268,846              --
                                                    ----------     -----------
      Total value of investments ..............      7,299,876      25,395,367
   Cash .......................................             --             381
   Foreign currency, at value (cost $0 and $98,
      respectively) ...........................             --             107
   Receivables:
      Capital shares sold .....................         30,622         907,867
      Dividends ...............................          4,696          33,998
      Affiliates ..............................        114,280              --
      Other ...................................          3,041              --
                                                    ----------     -----------
         Total assets .........................      7,452,515      26,337,720
                                                    ----------     -----------
Liabilities:
   Payables:
      Investment securities purchased .........             --           4,012
      Capital shares redeemed .................          1,892         137,168
      Affiliates ..............................             --           9,268
      Reports to shareholders .................          4,156           9,404
      Professional fees .......................         27,280          28,876
   Accrued expenses and other liabilities .....          2,530           5,578
                                                    ----------     -----------
         Total liabilities ....................         35,858         194,306
                                                    ----------     -----------
            Net assets, at value ..............     $7,416,657     $26,143,414
                                                    ==========     ===========
Net assets consist of:
   Paid-in capital.............................     $7,985,417     $30,206,556
   Undistributed net investment income ........         66,883         155,927
   Net unrealized appreciation
      (depreciation) ..........................       (167,456)        706,952
   Accumulated net realized gain (loss) .......       (468,187)     (4,926,021)
                                                    ----------     -----------
            Net assets, at value ..............     $7,416,657     $26,143,414
                                                    ==========     ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin Global Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
July 31, 2009

                                                                                             FRANKLIN
                                                                             FRANKLIN     INTERNATIONAL
                                                                          INTERNATIONAL     SMALL CAP
                                                                           GROWTH FUND     GROWTH FUND
                                                                          -------------   -------------
CLASS A:
   Net assets, at value ...............................................     $5,167,954     $10,519,645
                                                                            ==========     ===========
   Shares outstanding .................................................        692,270         853,372
                                                                            ==========     ===========
   Net asset value per share(a) .......................................     $     7.47     $     12.33
                                                                            ==========     ===========
   Maximum offering price per share (net asset value per
      share / 94.25%) .................................................     $     7.93     $     13.08
                                                                            ==========     ===========
CLASS C:
   Net assets, at value ...............................................     $  506,628     $ 1,720,015
                                                                            ==========     ===========
   Shares outstanding .................................................         68,289         139,975
                                                                            ==========     ===========
   Net asset value and maximum offering price per share(a) ............     $     7.42     $     12.29
                                                                            ==========     ===========
CLASS R:
   Net assets, at value ...............................................     $   23,815     $   223,602
                                                                            ==========     ===========
   Shares outstanding .................................................          3,193          18,138
                                                                            ==========     ===========
   Net asset value and maximum offering price per share ...............     $     7.46     $     12.33
                                                                            ==========     ===========
ADVISOR CLASS:
   Net assets, at value ...............................................     $1,718,260     $13,680,152
                                                                            ==========     ===========
   Shares outstanding .................................................        229,720       1,110,498
                                                                            ==========     ===========
   Net asset value and maximum offering price per share ...............     $     7.48     $     12.32
                                                                            ==========     ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the year ended July 31, 2009

                                                                                                              FRANKLIN
                                                                                              FRANKLIN     INTERNATIONAL
                                                                                           INTERNATIONAL     SMALL CAP
                                                                                            GROWTH FUND     GROWTH FUND
                                                                                           -------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................................................     $ 116,136      $   428,895
      Sweep Money Fund (Note 7) ........................................................         1,984               --
   Interest ............................................................................            --           13,689
                                                                                             ---------      -----------
         Total investment income .......................................................       118,120          442,584
                                                                                             ---------      -----------
Expenses:
   Management fees (Note 3a) ...........................................................        30,227          117,761
   Administrative fees (Note 3b) .......................................................         8,346           31,403
   Distribution fees: (Note 3c)
      Class A ..........................................................................        10,751            7,162
      Class C ..........................................................................         1,653            4,223
      Class R ..........................................................................            59              221
   Transfer agent fees (Note 3e) .......................................................         4,633           14,585
   Custodian fees (Note 4) .............................................................         1,179            4,338
   Reports to shareholders .............................................................        11,547           24,679
   Registration and filing fees ........................................................        46,526           52,349
   Professional fees ...................................................................        30,460           29,029
   Trustees' fees and expenses .........................................................           316            1,893
   Amortization of offering costs ......................................................        64,411               --
   Other ...............................................................................         5,408            6,931
                                                                                             ---------      -----------
         Total expenses ................................................................       215,516          294,574
         Expense reductions (Note 4) ...................................................           (24)            (198)
         Expenses waived/paid by affiliates (Note 3f) ..................................      (154,938)        (133,548)
                                                                                             ---------      -----------
            Net expenses ...............................................................        60,554          160,828
                                                                                             ---------      -----------
               Net investment income ...................................................        57,566          281,756
                                                                                             ---------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ......................................................................      (412,277)      (4,754,585)
      Foreign currency transactions ....................................................         2,257         (139,064)
                                                                                             ---------      -----------
               Net realized gain (loss) ................................................      (410,020)      (4,893,649)
                                                                                             ---------      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................................       420,325        2,770,916
      Translation of other assets and liabilities denominated in foreign currencies ....            54           (2,789)
                                                                                             ---------      -----------
               Net change in unrealized appreciation (depreciation) ....................       420,379        2,768,127
                                                                                             ---------      -----------
Net realized and unrealized gain (loss) ................................................        10,359       (2,125,522)
                                                                                             ---------      -----------
Net increase (decrease) in net assets resulting from operations ........................     $  67,925      $(1,843,766)
                                                                                             =========      ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FRANKLIN INTERNATIONAL     FRANKLIN INTERNATIONAL
                                                                              GROWTH FUND           SMALL CAP GROWTH FUND
                                                                       -----------------------   --------------------------
                                                                         YEAR ENDED JULY 31,         YEAR ENDED JULY 31,
                                                                       -----------------------   --------------------------
                                                                          2009        2008(a)        2009          2008
                                                                       ----------   ----------   -----------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .................................   $   57,566   $   (1,217)  $   281,756   $    542,864
      Net realized gain (loss) from investments and foreign
         currency transactions .....................................     (410,020)     (71,142)   (4,893,649)     7,118,805
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies .........................      420,379     (587,835)    2,768,127    (14,504,767)
                                                                       ----------   ----------   -----------   ------------
            Net increase (decrease) in net assets resulting from
               operations ..........................................       67,925     (660,194)   (1,843,766)    (6,843,098)
                                                                       ----------   ----------   -----------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................      (12,702)          --       (36,804)            --
         Class C ...................................................         (239)          --        (3,892)            --
         Class R ...................................................          (16)          --           (79)            --
         Advisor Class .............................................          (46)          --      (340,342)      (275,061)
      Net realized gains:
         Class A ...................................................           --           --      (400,461)            --
         Class C ...................................................           --           --       (47,322)            --
         Class R ...................................................           --           --          (980)            --
         Advisor Class .............................................           --           --    (3,634,009)    (9,359,816)
                                                                       ----------   ----------   -----------   ------------
   Total distributions to shareholders .............................      (13,003)          --    (4,463,889)    (9,634,877)
                                                                       ----------   ----------   -----------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................................    1,165,314    5,081,470     9,505,478        148,693
         Class C ...................................................      394,187       57,826     1,471,743         82,499
         Class R ...................................................       11,402       10,000       188,129          5,000
         Advisor Class .............................................    1,289,930       11,800    (2,212,961)    (3,777,789)
                                                                       ----------   ----------   -----------   ------------
   Total capital share transactions ................................    2,860,833    5,161,096     8,952,389     (3,541,597)
                                                                       ----------   ----------   -----------   ------------
   Redemption fees .................................................           --           --            --            185
                                                                       ----------   ----------   -----------   ------------
               Net increase (decrease) in net assets ...............    2,915,755    4,500,902     2,644,734    (20,019,387)
Net assets:
   Beginning of year ...............................................    4,500,902           --    23,498,680     43,518,067
                                                                       ----------   ----------   -----------   ------------
   End of year .....................................................   $7,416,657   $4,500,902   $26,143,414   $ 23,498,680
                                                                       ==========   ==========   ===========   ============
Undistributed net investment income included in net assets:
   End of year .....................................................   $   66,883   $       --   $   155,927   $    381,091
                                                                       ==========   ==========   ===========   ============

(a)  For the period June 3, 2008 (commencement of operations) to July 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.


                               Annual Report | 43

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Franklin International Growth Fund has reviewed the tax positions, taken on federal income tax returns, for the open tax year and as of July 31, 2009, and the Franklin International Small Cap Growth Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2009. The Funds have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles


                               44 | Annual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 45

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                FRANKLIN               FRANKLIN
                                              INTERNATIONAL       INTERNATIONAL SMALL
                                               GROWTH FUND          CAP GROWTH FUND
                                          --------------------   --------------------
                                           SHARES     AMOUNT      SHARES     AMOUNT
                                          -------   ----------   -------   ----------
CLASS A SHARES:
Year ended July 31, 2009
   Shares sold ........................   260,421   $1,615,236   891,566   $9,999,784
   Shares issued in reinvestment of
      distributions ...................       271        1,460    48,241      435,614
   Shares redeemed ....................   (77,492)    (451,382)  (93,715)    (929,920)
                                          -------   ----------   -------   ----------
   Net increase (decrease) ............   183,200   $1,165,314   846,092   $9,505,478
                                          =======   ==========   =======   ==========
Year ended July 31, 2008(a, b)
   Shares sold ........................   511,562   $5,103,279     7,492   $  152,806
   Shares redeemed ....................    (2,492)     (21,809)     (212)      (4,113)
                                          -------   ----------   -------   ----------
   Net increase (decrease) ............   509,070   $5,081,470     7,280   $  148,693
                                          =======   ==========   =======   ==========
CLASS C SHARES:
Year ended July 31, 2009
Shares sold ...........................    89,777   $  542,446   135,878   $1,481,491
   Shares issued in reinvestment of
      distributions ...................        21          113     5,671       51,214
   Shares redeemed ....................   (27,341)    (148,372)   (5,533)     (60,962)
                                          -------   ----------   -------   ----------
   Net increase (decrease) ............    62,457   $  394,187   136,016   $1,471,743
                                          =======   ==========   =======   ==========
Year ended July 31, 2008(a, b)
   Shares sold ........................     5,832   $   57,826     4,406   $   91,771
   Shares redeemed ....................        --           --      (447)      (9,272)
                                          -------   ----------   -------   ----------
   Net increase (decrease) ............     5,832   $   57,826     3,959   $   82,499
                                          =======   ==========   =======   ==========
CLASS R SHARES:
Year ended July 31, 2009
   Shares sold ........................     2,194   $   11,409    17,915   $  188,129
   Shares redeemed ....................        (1)          (7)       --           --
                                          -------   ----------   -------   ----------
   Net increase (decrease) ............     2,193   $   11,402    17,915   $  188,129
                                          =======   ==========   =======   ==========
Year ended July 31, 2008(a, b)
   Shares sold ........................     1,000   $   10,000       223   $    5,000
                                          -------   ----------   -------   ----------
   Net increase (decrease) ............     1,000   $   10,000       223   $    5,000
                                          =======   ==========   =======   ==========


                               46 | Annual Report

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                FRANKLIN
                                              INTERNATIONAL       FRANKLIN INTERNATIONAL
                                               GROWTH FUND        SMALL CAP GROWTH FUND
                                          --------------------   -----------------------
                                           SHARES     AMOUNT      SHARES       AMOUNT
                                          -------   ----------   --------   ------------
ADVISOR CLASS SHARES:
Year ended July 31, 2009
   Shares sold ........................   243,552   $1,391,877    451,434   $  5,257,142
   Shares issued in reinvestment of
      distributions ...................         2           12    241,589      2,174,305
   Shares redeemed ....................   (15,019)    (101,959)  (751,984)    (9,644,408)
                                          -------   ----------   --------   ------------
   Net increase (decrease) ............   228,535   $1,289,930    (58,961)  $ (2,212,961)
                                          =======   ==========   ========   ============
Year ended July 31, 2008(a)
   Shares sold ........................     1,185   $   11,800    249,780   $  5,846,937
   Shares issued in reinvestment of
      distributions ...................        --           --    311,055      6,896,048
   Shares redeemed ....................        --           --   (764,278)   (16,520,774)
                                          -------   ----------   --------   ------------
   Net increase (decrease) ............     1,185   $   11,800   (203,443)  $ (3,777,789)
                                          =======   ==========   ========   ============

(a) For the period June 3, 2008 (commencement of operations) to July 31, 2008 for the Franklin International Growth Fund.

(b) For the period May 15, 2008 (effective date) to July 31, 2008 for the Franklin International Small Cap Growth Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin International Growth Fund pays an investment management fee to FT Institutional based on the average daily net assets of the fund as follows:

FEE RATE   NET ASSETS
--------   ----------
0.750%     Up to and including $500 million
0.650%     Over $500 million, up to and including $1 billion
0.600%     Over $1 billion, up to and including $1.5 billion
0.550%     Over $1.5 billion, up to and including $6.5 billion
0.525%     Over $6.5 billion, up to and including $11.5 billion
0.500%     Over $11.5 billion, up to and including $16.5 billion
0.490%     Over $16.5 billion, up to and including $19 billion
0.480%     Over $19 billion, up to and including $21.5 billion
0.470%     In excess of $21.5 billion


                               Annual Report | 47

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin International Small Cap Growth Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the fund.

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin International Small Cap Growth Fund and receives from Advisers fees based on the average daily net assets of the fund.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. This change was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Funds' Class A compensation distribution plan, the Funds paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to a certain percentage per year of its average daily net assets.

In addition, under the Funds' Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                             FRANKLIN
                             FRANKLIN     INTERNATIONAL
                          INTERNATIONAL     SMALL CAP
                           GROWTH FUND     GROWTH FUND
                          -------------   -------------
Reimbursement Plans:
   Class A ............       0.35%           0.35%
Compensation Plans:
   Class C ............       1.00%           1.00%
   Class R ............       0.50%           0.50%


                               48 | Annual Report

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                   FRANKLIN
                                                   FRANKLIN     INTERNATIONAL
                                                INTERNATIONAL     SMALL CAP
                                                 GROWTH FUND     GROWTH FUND
                                                -------------   -------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......       $2,433         $21,214
Contingent deferred sales charges retained ..       $   --         $    60

E. TRANSFER AGENT FEES

For the year ended July 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                   FRANKLIN
                                                   FRANKLIN     INTERNATIONAL
                                                INTERNATIONAL     SMALL CAP
                                                 GROWTH FUND     GROWTH FUND
                                                -------------   -------------
Transfer agent fees .........................       $3,197         $10,080

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services, FT Institutional, and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2010. Total expenses waived or paid are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end. After November 30, 2010, FT Services, FT Institutional, and Advisers may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At July 31, 2009, Advisers or an affiliate owned 50.33% and 12.30%, respectively, of the Franklin International Growth Fund's and the Franklin International Small Cap Growth Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.


                               Annual Report | 49

Franklin Global Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At July 31, 2009, the capital loss carryforwards were as follows:

                                                                   FRANKLIN
                                                   FRANKLIN     INTERNATIONAL
                                                INTERNATIONAL     SMALL CAP
                                                 GROWTH FUND     GROWTH FUND
                                                -------------   -------------
Capital loss carryforwards expiring in:
   2016 .....................................      $ 53,986        $     --
   2017 .....................................        61,505         697,957
                                                   --------        --------
                                                   $115,491        $697,957
                                                   ========        ========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2009, the Franklin International Growth Fund deferred realized capital losses of $226,885 and the Franklin International Small Cap Growth Fund deferred realized capital losses and realized currency losses of $4,030,740 and $33,354, respectively.

The tax character of distributions paid during the years ended July 31, 2009 and 2008, was as follows:

                                                   FRANKLIN       FRANKLIN INTERNATIONAL
                                                 INTERNATIONAL          SMALL CAP
                                                  GROWTH FUND         GROWTH FUND
                                                --------------   -----------------------
                                                  2009    2008      2009         2008
                                                -------   ----   ----------   ----------
Distributions paid from:
   Ordinary income ..........................   $13,003    $--   $  381,239   $1,074,002
   Long term capital gain ...................        --     --    4,082,650    8,560,875
                                                -------    ---   ----------   ----------
                                                $13,003    $--   $4,463,889   $9,634,877
                                                =======    ===   ==========   ==========

At July 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                                                   FRANKLIN
                                                   FRANKLIN     INTERNATIONAL
                                                INTERNATIONAL     SMALL CAP
                                                 GROWTH FUND     GROWTH FUND
                                                -------------   -------------
Cost of investments .........................    $7,661,694      $24,853,673
                                                 ==========      ===========
Unrealized appreciation .....................    $  462,525      $ 2,937,143
Unrealized depreciation .....................      (824,343)      (2,395,449)
                                                 ----------      -----------
Net unrealized appreciation
   (depreciation) ...........................    $ (361,818)     $   541,694
                                                 ==========      ===========
Distributable earnings-
undistributed ordinary income ...............    $  135,292      $   155,927
                                                 ==========      ===========

                               50 | Annual Report

Franklin Global Trust

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, non-deductible expenses, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2009, were as follows:

                                 FRANKLIN
                  FRANKLIN     INTERNATIONAL
               INTERNATIONAL     SMALL CAP
                GROWTH FUND    GROWTH FUND
               -------------   -------------
Purchases ..     $3,377,682     $14,946,283
Sales ......     $  594,490     $11,099,282

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Franklin International Growth Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                               Annual Report | 51

Franklin Global Trust

9. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of their pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended July 31, 2009, the Funds did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds'own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               52 | Annual Report

Franklin Global Trust

10. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of July 31, 2009, in valuing the Funds' assets carried at fair value:

                                                   LEVEL 1      LEVEL 2   LEVEL 3      TOTAL
                                                 -----------   --------   -------   -----------
FRANKLIN INTERNATIONAL GROWTH FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) ...............   $ 7,031,030   $     --    $--(b)   $ 7,031,030
         Short Term Investments ..............       268,846         --     --          268,846
                                                 -----------   --------    ---      -----------
            Total Investments in Securities ..   $ 7,299,876   $     --    $--      $ 7,299,876
                                                 ===========   ========    ===      ===========
FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) ...............   $24,565,367   $     --    $--      $24,565,367
         Short Term Investments ..............            --    830,000     --          830,000
                                                 -----------   --------    ---      -----------
            Total Investments in Securities ..   $24,565,367   $830,000    $--      $25,395,367
                                                 ===========   ========    ===      ===========

(a) For detailed industry descriptions, see the accompanying Statements of Investments.

(b)  Includes security determined to have no value at July 31, 2009.

At July 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, were as follows:

                                                                                                                NET CHANGE
                                                              NET CHANGE                                       IN UNREALIZED
                                                                 IN                                             APPRECIATION
                                                   NET       UNREALIZED        NET       TRANSFER            (DEPRECIATION) ON
                                    BEGINNING    REALIZED    APPRECIATION   PURCHASES  IN (OUT) OF   ENDING      ASSETS HELD
                                     BALANCE   GAIN (LOSS)  (DEPRECIATION)   (SALES)     LEVEL 3    BALANCE     AT YEAR END
                                    ---------  -----------  --------------  ---------  -----------  -------  -----------------
FRANKLIN INTERNATIONAL GROWTH FUND
   ASSETS:
      Equity Investments:
         Commercial Banks ........     $--         $--         $(3,173)        $--       $3,173      $--(a)       $(3,173)

(a)  Includes security determined to have no value at July 31, 2009.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through September 17, 2009, issuance date of the financial statements, and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR  -  American Depository Receipt
PC   -  Participation Certificate


                               Annual Report | 53

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Growth Fund and Franklin International Small Cap Growth Fund (separate portfolios of Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2009


                               54 | Annual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin International Small Cap Growth Fund designates the maximum amount allowable but no less than $4,082,650 as a long term capital gain dividend for the fiscal year ended July 31, 2009.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2009:

                   FRANKLIN
   FRANKLIN     INTERNATIONAL
INTERNATIONAL     SMALL CAP
 GROWTH FUND     GROWTH FUND
-------------   -------------
   $85,851         $325,826

Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2009, more than 50% of the Funds' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. The Funds elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2009.


                               Annual Report | 55

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                      LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                 POSITION    TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------  -----------  -------------  -----------------------  -----------------------------------
HARRIS J. ASHTON (1932)   Trustee      Since 2000     135                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)  Trustee      Since 2000     112                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public
Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals;
member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)           Trustee      Since 2007     112                      Chevron Corporation (global energy
One Franklin Parkway                                                           company) and ICO Global
San Mateo, CA 94403-1906                                                       Communications (Holdings) Limited
                                                                               (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the
Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific
Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)   Trustee      Since 2000     135                      Hess Corporation (exploration and
One Franklin Parkway                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                       Company (processed foods and allied
                                                                               products), RTI International Metals,
                                                                               Inc. (manufacture and distribution
                                                                               of titanium), Canadian National
                                                                               Railway (railroad) and White
                                                                               Mountains Insurance Group, Ltd.
                                                                               (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States
and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury
Department (1988-1989).


                               56 | Annual Report

                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                      LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                 POSITION    TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------  -----------  -------------  -----------------------  -----------------------------------
FRANK W.T. LAHAYE (1929)  Trustee      Since 2000     112                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
(venture capital).

FRANK A. OLSON (1932)     Trustee      Since 2005     135                      Hess Corporation (exploration and
One Franklin Parkway                                                           refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                       Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief
Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL
Corporation (airlines).

LARRY D. THOMPSON (1945)  Trustee      Since 2007     143                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia
School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)     Lead         Trustee since  112                      None
One Franklin Parkway      Independent  2006 and Lead
San Mateo, CA 94403-1906  Trustee      Independent
                                       Trustee since
                                       2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992);
and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                        LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------  -----------  -----------  -----------------------  ------------------------
**CHARLES B. JOHNSON (1933)  Trustee and  Since 2000   135                      None
One Franklin Parkway         Chairman of
San Mateo, CA 94403-1906     the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 57

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION          TIME SERVED       BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------  ---------------  ----------------  -----------------------  ------------------------
**GREGORY E. JOHNSON (1961)  Trustee          Since 2007        91                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)        Chief            Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway         Compliance       Officer since
San Mateo, CA 94403-1906     Officer and      2004 and Vice
                             Vice             President - AML
                             President        Compliance since
                             - AML            2006
                             Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)    Chief            Since March 2009  Not Applicable           Not Applicable
One Franklin Parkway         Executive
San Mateo, CA 94403-1906     Officer -
                             Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice
President, Franklin Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)         Treasurer,       Since March 2009  Not Applicable           Not Applicable
One Franklin Parkway         Chief Financial
San Mateo, CA 94403-1906     Officer and
                             Chief
                             Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in
Franklin Templeton Investments.

ALIYA S. GORDON (1973)       Vice President   Since March 2009  Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               58 | Annual Report

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------  ---------------  ----------------  -----------------------  ------------------------
DAVID P. GOSS (1947)         Vice President   Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and of 45 of the investment companies in Franklin
Templeton Investments.

EDWARD B. JAMIESON (1948)    Vice President   Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR.       President and    President since   Not Applicable           Not Applicable
(1940)                       Chief            2000 and Chief
One Franklin Parkway         Executive        Executive Officer
San Mateo, CA 94403-1906     Officer -        - Investment
                             Investment       Management
                             Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers,
Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY      Vice President   Since 2000        Not Applicable           Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)     Vice President   Since 2006        Not Applicable           Not Applicable
One Franklin Parkway         and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in
Franklin Templeton Investments.


                               Annual Report | 59

                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------  ---------------  ----------------  -----------------------  ------------------------
CRAIG S. TYLE (1960)         Vice President   Since 2005        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               60 | Annual Report

Franklin Global Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate Funds within Franklin Global Trust, other than the recently formed Franklin International Growth Fund, which did not require an agreement renewal (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                               Annual Report | 61

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                               62 | Annual Report

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2008, and for additional periods ended that date depending on when the Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND -The performance universe for the Fund consisted of the Fund and all retail and institutional international small/mid-cap growth funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. On a comparative basis, the Lipper report showed its total return for the one-year period to be in the highest quintile of such performance universe, and on an annualized basis to also be in the highest quintile of such universe for the previous three- and five-year periods. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The contractual investment management fee rate for Franklin International Small Cap Growth Fund was below its Lipper expense group median and its actual total expenses were also below the median for such expense group, and the Board was satisfied with the comparative expenses of such Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal


                               Annual Report | 63

Franklin Global Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of Franklin International Small Cap Growth Fund, which had less than $70 million in net assets at December 31, 2008.


                               64 | Annual Report

Franklin Global Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 65

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800)DIAL BEN/(800)342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)
LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENT(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR  EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
Franklin Global Trust

INVESTMENT MANAGERS
Franklin Advisers, Inc.
Franklin Templeton Institutional, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT3 A2009 09/09







JULY 31, 2009

A series of Franklin Global Trust

                                                                   ANNUAL REPORT

                       FRANKLIN TEMPLETON EMERGING MARKET
                            DEBT OPPORTUNITIES FUND

                    (FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

Contents

ANNUAL REPORT
Franklin Templeton Emerging Market Debt Opportunities Fund ...............    1
Performance Summary ......................................................    7
Your Fund's Expenses .....................................................   10
Financial Highlights and Statement of Investments ........................   12
Financial Statements .....................................................   17
Notes to Financial Statements ............................................   20
Report of Independent Registered Public Accounting Firm ..................   31
Tax Designation ..........................................................   32
Board Members and Officers ...............................................   33
Shareholder Information ..................................................   38

Annual Report

Franklin Templeton Emerging Market Debt Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Emerging Market Debt Opportunities Fund seeks high total return through investing in debt securities of emerging market countries, mainly securities issued by sovereign and sub-sovereign government entities, but also including securities issued by corporate entities.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/09

                                  (PIE CHART)

Foreign Government Securities               42.6%
Quasi-Sovereign & Corporate Bonds           33.7%
Credit-Linked Notes                         11.2%
Warrants                                     4.0%
Short-Term Investments & Other Net Assets    8.5%

This annual report for Franklin Templeton Emerging Market Debt Opportunities Fund covers the fiscal year ended July 31, 2009.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                Annual Report | 1

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Franklin Templeton Emerging Market Debt Opportunities Fund had a -5.43% cumulative total return for the 12 months ended July 31, 2009. The Fund under-performed its benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index
(EMBI) Global Diversified Index, which had a +4.28% total return.(1) The Fund underperformed another benchmark, the JPM Global Bond Index (GBI) Emerging Markets (EM) Broad Diversified Index, which had a +1.56% total return for the same period.(2) The Fund also underperformed its third benchmark, the Merrill Lynch (ML) Emerging Market Credit Plus (EMC+) Index (100% $US Hedged), which had a +2.37% total return for the same period.(3) You can find more performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

Global capital markets experienced two phases during the Fund's fiscal year. The first began early in the period when they deteriorated sharply following Lehman Brothers' bankruptcy filing in September 2008. In response to market turmoil, beginning in October the Federal Reserve Board reduced the federal funds target rate several times so that by December it was in a range of 0% to 0.25%, where it remained through period-end. The London InterBank Offered Rate (LIBOR), an overnight bank interest rate, fell two percentage points during the same period after exhibiting considerable volatility and hitting a 6.875% peak at the end of September. Emerging market debt, which had held up relatively well until September, was subsequently affected by sudden global risk aversion, and yield spreads over U.S. Treasury securities widened significantly, hitting a high of 860 basis points (100 basis points equal one percentage point)

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The JPM EMBI Global Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries.

(2.) Source: (C) 2009 Morningstar. The JPM GBI EM Broad Diversified Index tracks local currency government bonds issued by emerging markets. The index limits weights of those index countries with larger debt stocks and redistributes those weights to countries with smaller weights, with a maximum 10% country weight allowed.

(3.) Source: Merrill Lynch. The ML EMC+ Index (100% $US Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated debt of sovereign issuers with a BBB or lower foreign currency long-term debt rating, in addition to corporate issuers domiciled in countries with a below-investment-grade foreign currency long-term debt rating. The index is 100% hedged to the dollar.

The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                               2 | Annual Report
in late October.(1) The second global market phase began in March 2009, when markets rebounded strongly through period-end amid some improving economic data. For the 12 months under review, emerging market yield spreads increased from 314 basis points at the beginning of the period to 387 by period-end.(1)

Emerging market debt's decline occurred mainly in October 2008, when emerging market corporate bonds, as measured by the ML EMC+ Index (100% $US Hedged) fell 23.75%.(3) During the same month, U.S. dollar-denominated emerging market sovereign bonds declined 16.03% as measured by the JPM EMBI Global Diversified Index, and emerging market local currency bonds fell 10.34% as measured by the JPM GBI EM Broad Diversified Index.(1, 2) Beginning in December, emerging market debt experienced significant demand from investors, initially from emerging market equity investors switching from stocks to corporate bonds, and then from global investors who regained some risk appetite. The rebound was particularly noticeable among emerging market quasi-sovereign and corporate bonds, which posted their best-ever monthly returns in 2009 and delivered a +2.37% return for the 12 months ended July 31, 2009.(3) Telecommunications, which represents about 8% of the emerging market debt credit market, and energy, about 30% of the market, were the best performing emerging market debt sectors. On the other hand, real estate, retail and banking were the worst performing sectors.

Emerging market sovereign bonds were generally less affected than other emerging market debt securities, and their performance was flat over the past year; however, there was much disparity among emerging market currency performance. Some currencies depreciated significantly, such as the Ukrainian hryvnia (down 40.73% versus the U.S. dollar), Zambian kwacha (-30.00%) and Polish zloty (-29.61%).(4) Most other emerging market currencies also declined in volatility during the Fund's fiscal year, while local interest rates fell amid further monetary easing policies and fiscal expansion plans. U.S. dollar-denominated sovereign bonds delivered relatively strong performance during the Fund's fiscal year, returning +4.28% with the yield spread over U.S. Treasury securities increasing slightly from 314 basis points at the beginning of the period to 387 basis points by period-end.(1)

INVESTMENT STRATEGY

Our portfolio construction process can be summarized in three integral steps
-- country allocation, currency allocation and issue selection. The first stage of our emerging market debt investment process is identifying the countries for which

(4.) Source: IDC/Exshare.

GEOGRAPHIC BREAKDOWN*
7/31/09

                                           % OF TOTAL
COUNTRY                                    NET ASSETS
-------                                    ----------
Russia                                       10.8%
Ukraine                                       7.4%
Iraq                                          7.0%
Kazakhstan                                    6.9%
South Africa                                  5.6%
Brazil                                        5.5%
Ghana                                         3.7%
Angola                                        3.2%
Venezuela                                     3.1%
Mexico                                        2.9%
Supranational                                 2.7%
Czech Republic                                2.7%
Turkey                                        2.6%
Serbia                                        2.6%
Nigeria                                       2.4%
Ecuador                                       2.2%
Argentina                                     2.1%
Ivory Coast                                   2.0%
Georgia                                       2.0%
Indonesia                                     1.9%
El Salvador                                   1.9%
Dominican Republic                            1.8%
Trinidad & Tobago                             1.7%
Jordan                                        1.6%
Bosnia & Herzegovina                          1.4%
Vietnam                                       1.2%
Gabon                                         1.1%
Fiji                                          0.9%
Estonia                                       0.8%
Zambia                                        0.7%
Grenada                                       0.4%
Moldova                                       0.3%
North Korea                                   0.2%
Short-Term Investments & Other Net Assets     6.7%

* May differ from the SOI because percentages reflect the issuing country of the Fund's securities and forward currency exchange contracts and include the effect of interest receivable balances.


                                Annual Report | 3

CURRENCY BREAKDOWN*
7/31/09

                                            % OF TOTAL
CURRENCY                                    NET ASSETS
--------                                    ----------
U.S. Dollar                                   48.7%
Euro                                          18.6%
Japanese Yen                                   7.0%
Brazilian Real                                 5.4%
Mexican Peso                                   2.9%
Turkish Lira                                   2.6%
Ghanian Cedi                                   2.2%
Nigerian Naira                                 1.8%
Zambian Kwacha                                 1.6%
Vietnamese Dong                                1.2%
Ukrainian Hryvnia                              0.8%
West African Franc                             0.5%
Short-Term Investments & Other Net Assets      6.7%

* May differ from the SOI due to the underlying currency exposure on credit-linked notes, pass-through securities and forward currency exchange contracts and include the effect of interest receivable balances.

we have a favorable outlook, which we manage with a bottom-up research-driven perspective. Since the portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark index, there is no requirement to hold issues in any one country. The next decision is whether to take exposure in the form of "hard currency" or local currency instruments. Hard currencies are typically currencies of economically and politically stable industrialized nations, such as the G7.(5) The last decision concerns security selection. This depends on the shape of the sovereign spread curve and the type of the issue's coupon (fixed or floating). We may seek to manage the Fund's exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk, largely by using forward currency exchange contracts.

MANAGER'S DISCUSSION

During the 12-month reporting period, several Fund holdings struggled to rebound from the October 2008 market decline and hindered performance. For example, Kazakh quasi-sovereign and corporate bonds were hurt by the local banking sector's progressive collapse and the government's difficulties in replenishing its foreign exchange reserves. The Fund's bond issued by Kazakh financial institution Astana Finance declined in value during the reporting period due mainly to the company's default, which occurred in mid-May 2009. One of the world's most volatile currencies, the South African rand, depreciated versus the U.S. dollar until mid-March 2009. At the same time, the South African reserve bank cut its repurchase rate from 12.00% to 7.50%, but foreign direct investments and the country's exports fell dramatically. Largely as a result, the Fund's South African treasury bill position hurt performance. Despite rebounding oil prices in 2009, securities from oil price-sensitive countries also detracted from results during the fiscal year, and Fund holdings in Venezuelan and Nigerian oil-indexed payment obligations hurt performance.

On the other hand, contributors to performance included some holdings that were severely hampered by the market's downturn early in the Fund's fiscal year. For example, several emerging market credit positions that helped results included Russian quasi-sovereign and corporate bonds, which fell significantly in value in October 2008 but promptly recovered. In particular, Russian private bank Alfa Bank (Alfa MTN Markets for ABH Financial) and partially state-owned Ak Bars Bank rebounded strongly following the market decline. In addition, Russia's third-largest oil exporter TNK-BP Finance, a joint venture

(5.) The G7, or Group of Seven, is an informal but exclusive body that seeks to boost cooperation over trade and finance, strengthen the global economy, promote peace and democracy, and prevent and resolve conflicts. The G7 includes Canada, France, Germany, Italy, Japan, the U.K. and the U.S. It is now known as the G8, or Group of Eight, after the addition of Russia in 1997.


                               4 | Annual Report
between Russian consortium Alfa Access Renova and the U.K's BP, benefited from a reform of oil and gas extraction duties and increased production capacity after opening new upstream operations. South African retailer Foodcorp was another large contributor to Fund performance as it experienced higher-than-expected sales and a relatively mild deterioration in operating profits. Among emerging markets with relatively volatile currencies, Brazil, which had previously maintained one of the world's highest interest rates, cut its target interest rate from 13.00% to 8.75% over the Fund's fiscal year. In addition, the Brazilian real appreciated versus the U.S. dollar in 2009, recouping part of the depreciation experienced in October 2008, and the country's inflation rate declined to the middle of the 3% to 6% target range. During the reporting period, the Fund's holdings in Brazilian government bonds linked to inflation helped performance as they benefited from the interest rate cuts.

On July 31, 2009, the Fund had exposure to 32 emerging market countries and two supranationals, the European Investment Bank and the African Development Bank. The largest single country exposure was to Russia (10.8% of total net assets) followed by Ukraine (7.4% of total net assets). Securities denominated in G7 currencies constituted 74.3% of total net assets, of which 48.7% were denominated in the U.S. dollar, 18.6% in the euro and 7.0% in the Japanese yen. The Fund's exposures to the euro and the yen were fully hedged back into the U.S. dollar. In addition, 19.0% of total net assets were denominated in nine local currencies, of which the largest was the Brazilian real at 5.4% of total net assets.

During the reporting period, we significantly increased or initiated positions in several securities, mainly denominated in G7 currencies: U.S. dollar-denominated TNK-BP, a British-Russian joint venture in the oil extraction industry; U.S. dollar-denominated Gabonese Republic, a global bond of the small West African oil economy; euro-denominated Eesti Energia, a wholly state-owned Estonian electricity company; and a new U.S. dollar-denominated 10-year Indonesian global bond issued at 11.625%. We also added a Ukraine sovereign global bond and the two supranational securities, a Zambian kwacha-denominated bond issued by the European Investment Bank and a Nigerian naira-denominated bond issued by the African Development Bank. Both supranational securities were medium-term bonds that traded at a deep discount to par value at the time of purchase. In addition, we switched the Fund's exposure from short-term Mexican nominal rates via the Cetes (Mexican Treasury bills) to long-duration inflation-adjusted bonds via the udibonos (Mexican Treasury bonds). We also switched some exposure from Alfa Bank U.S. dollar-denominated securities maturing in 2012 to subordinated U.S. dollar-denominated debt maturing in 2017 and callable in 2012. Finally, we switched exposure between Russian quasi-sovereign credits, from Gazprom (Gaz Capital) to Russian Agricultural

TOP 10 HOLDINGS*
7/31/09

ISSUE                                       % OF TOTAL
SECTOR, COUNTRY                             NET ASSETS
---------------                             ----------
Government of Iraq**                           7.0%
   FOREIGN GOVERNMENT SECURITIES, IRAQ
Nota Do Tesouro Nacional**                     5.5%
   FOREIGN GOVERNMENT SECURITIES, BRAZIL
TNK-BP Finance SA, Reg S                       4.4%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Kazakhstan Temir Zholy                         3.9%
   ROAD & RAIL, KAZAKHSTAN
Deutsche Bank AG                               3.2%
   CREDIT-LINKED NOTES, ANGOLA
Government of Ukraine, Reg S                   3.0%
   FOREIGN GOVERNMENT SECURITIES, UKRAINE
Mexican Udibonos                               2.9%
   FOREIGN GOVERNMENT SECURITIES, MEXICO
Government of Serbia, Reg S                    2.6%
   FOREIGN GOVERNMENT SECURITIES, SERBIA
Government of Turkey                           2.6%
   FOREIGN GOVERNMENT SECURITIES, TURKEY
Central Bank of Nigeria, wts.                  2.4%
   WARRANTS, NIGERIA

* May differ from the SOI because percentages include the effect of interest receivable balances.

**   Includes credit-linked notes.


                               Annual Report | 5

Bank (RSHB Capital), given what we believed were the attractiveness of credit spreads in late April 2009.

We eliminated exposure to the Colombian peso, Hungarian forint, Indonesian rupiah and South African rand and added the Nigerian naira to the Fund. We increased exposure to the Brazilian real and Mexican peso. In contrast, weightings for the Zambian kwacha, West African franc and Ukrainian hryvnia substantially decreased during the period due to market movements.

We thank you for your confidence in Franklin Templeton Emerging Market Debt Opportunities Fund and hope to serve your investment needs at the highest level of expectations.

(PHOTO OF WILLIAM LEDWARD)


/s/ William Ledward

William Ledward
Portfolio Manager and Research Analyst of
Franklin Templeton Investment Management Ltd.
Fixed Income Group


(PHOTO OF CLAIRE HUSSON, CFA)


/s/ Claire Husson, CFA

Claire Husson, CFA
Portfolio Manager and Research Analyst of
Franklin Templeton Investment Management Ltd.
Fixed Income Group

Portfolio Management Team
Franklin Templeton Emerging Market Debt
Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               6 | Annual Report

Performance Summary as of 7/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FEMDX                             CHANGE  7/31/09   7/31/08
-------------                             ------  -------   -------
Net Asset Value (NAV)                     -$1.54   $9.78     $11.32
DISTRIBUTIONS (8/1/08-7/31/09)
Dividend Income                 $0.6402
Short-Term Capital Gain         $0.0217
Long-Term Capital Gain          $0.0431
   TOTAL                        $0.7050

PERFORMANCE(1)

                                                                   INCEPTION
                                                1-YEAR    3-YEAR   (5/24/06)
                                               -------   -------   ---------
Cumulative Total Return(2)                       -5.43%   +15.46%    +17.66%
Average Annual Total Return(3)                   -5.43%    +4.91%     +5.24%
Value of $50,000 Investment(4)                 $47,285   $57,732    $58,829
Avg. Ann. Total Return (6/30/09)(5)              -9.35%    +3.99%     +3.69%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.24%
      With Waiver                       1.01%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

EFFECTIVE 12/1/08, THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES, EXCLUDING ACQUIRED FUND FEES AND EXPENSES, DO NOT EXCEED 1.00% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 11/30/09.


                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $50,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The indexes are unmanaged and include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

                            7/31/09
                            -------
1-Year                       -5.43%
3-Year                       +4.91%
Since Inception (5/24/06)    +5.24%

                                5/24/06-7/31/09

                               (PERFORMANCE GRAPH)

                          USD                    USD                  USD                        USD
                  OPPSUS-FGT FRANKLIN      JP MORGAN EMBI       JPMORGAN GBI-EM        MERRILL LYNCH EMERGING
                   TEMPLETON EMERGING    GLOBAL DIVERSIFIED   BROAD DIVERSIFIED -        MARKETS CREDIT PLUS
                       MARKET DEBT        (USD BASED) INDEX    USD UNHEDGED INDEX   (100% HEDGED INTO USD) INDEX
INCEPTION DATE       OPPORTUNITIES            24-MAY-06            24-MAY-06                  24-MAY-06
CALENDAR MONTH     24-MAY-06 NET 4493       GROSS BM4292          GROSS BM2667              GROSS BM6733
--------------   ---------------------   ------------------   -------------------   ----------------------------
    May-06             49,900.00                  50000                50000                      50000
    Jun-06             49,750.01              49,608.95            49,120.64                  49,649.73
    Jul-06             50,949.96              51,155.63            50,676.90                  50,876.57
    Aug-06             51,800.05              52,470.53            51,248.45                  51,877.92
    Sep-06             51,750.14              52,781.30            51,113.83                  52,188.58
    Oct-06             53,000.24              53,813.90            53,212.37                  52,926.13
    Nov-06             53,350.33              54,452.26            54,682.21                  53,519.49
    Dec-06             53,985.86              54,791.85            55,759.54                  53,851.11
    Jan-07             54,192.22              54,705.60            55,359.45                  53,886.32
    Feb-07             55,172.10              55,612.02            55,918.61                  54,608.34
    Mar-07             55,739.31              56,125.91            57,431.14                  54,920.55
    Apr-07             57,234.54              56,554.11            59,143.37                  55,550.92
    May-07             57,956.45              56,335.72            60,109.14                  55,475.07
    Jun-07             57,956.62              55,264.63            59,942.85                  54,997.70
    Jul-07             57,956.70              54,678.13            60,698.94                  54,158.66
    Aug-07             57,389.58              55,265.04            59,769.32                  54,154.00
    Sep-07             58,884.96              56,578.34            62,684.89                  54,973.10
    Oct-07             60,070.92              57,967.24            65,022.04                  55,614.09
    Nov-07             59,555.31              57,814.09            64,304.85                  54,830.72
    Dec-07             60,007.83              58,164.36            64,723.18                  55,115.75
    Jan-08             59,513.32              58,621.22            66,013.29                  55,297.22
    Feb-08             60,007.78              58,556.38            67,058.95                  55,608.40
    Mar-08             60,227.52              58,526.45            66,682.96                  55,174.77
    Apr-08             61,436.44              59,079.93            67,501.38                  56,043.83
    May-08             62,150.93              59,149.92            67,651.15                  56,639.52
    Jun-08             61,711.39              57,990.37            66,435.41                  55,942.35
    Jul-08             62,206.03              58,590.51            69,579.60                  55,619.53
    Aug-08             62,151.03              59,022.83            67,722.77                  55,750.26
    Sep-08             56,985.52              55,082.39            64,267.32                  50,248.53
    Oct-08             46,104.95              46,251.12            57,620.51                  38,312.04
    Nov-08             45,500.31              47,621.85            58,001.31                  39,572.54
    Dec-08             43,429.83              51,174.04            63,039.18                  42,070.48
    Jan-09             45,234.24              51,852.36            59,605.77                  44,606.48
    Feb-09             43,609.96              51,278.09            56,823.44                  43,344.95
    Mar-09             45,294.18              53,140.30            59,356.84                  45,470.62
    Apr-09             49,625.23              56,087.19            63,457.86                  48,645.79
    May-09             54,076.48              58,369.59            66,597.92                  52,640.84
    Jun-09             55,941.42              59,208.23            66,995.94                  54,208.37
    Jul-09             58,828.81              61,095.27            69,234.27                  56,936.71
    Aug-09                   N/A                    N/A                  N/A                        N/A


                                8 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY, AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $50,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Sources: (C) 2009 Morningstar; Merrill Lynch. The JPM EMBI Global
     Diversified Index is a uniquely weighted version of the JPM EMBI Global Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes all countries except those that have been classified by the World Bank as high income for the past two consecutive years. The diversified index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. Both indexes cover the same countries. The JPM GBI EM Broad Diversified Index tracks local currency bonds issued by emerging markets. The index limits weights of those index countries with larger debt stocks and redistributes those weights to countries with smaller weights, with a maximum 10% country weight allowed. The ML EMC+ Index (100% $US Hedged) tracks the performance of U.S. dollar-denominated and euro-denominated debt of sovereign issuers with a BBB or lower foreign currency long-term debt rating, in addition to corporate issuers domiciled in countries with a below-investment-grade foreign currency long-term debt rating. The index is 100% hedged to the dollar.


                                Annual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 Y $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               10 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 2/1/09      VALUE 7/31/09   PERIOD* 2/1/09-7/31/09
                                           -----------------   --------------   ----------------------
Actual                                           $1,000           $1,300.50              $5.70
Hypothetical (5% return before expenses)         $1,000           $1,019.84              $5.01

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 11

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

                                                             YEAR ENDED JULY 31,
                                                --------------------------------------------
                                                  2009         2008          2007    2006(a)
                                                -------      --------      -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $ 11.32      $  11.25      $ 10.19    $10.00
                                                -------      --------      -------    ------
Income from investment operations(b):
   Net investment income(c) .................      0.83          0.80         0.76      0.08
   Net realized and unrealized gains
      (losses) ..............................     (1.67)        (0.02)        0.63      0.11
                                                -------      --------      -------    ------
Total from investment operations ............     (0.84)         0.78         1.39      0.19
                                                -------      --------      -------    ------
Less distributions from:
   Net investment income ....................     (0.64)        (0.65)       (0.32)       --
   Net realized gains .......................     (0.06)        (0.06)       (0.01)       --
                                                -------      --------      -------    ------
Total distributions .........................     (0.70)        (0.71)       (0.33)       --
                                                -------      --------      -------    ------
Net asset value, end of year ................   $  9.78      $  11.32      $ 11.25    $10.19
                                                =======      ========      =======    ======
Total return(d) .............................     (5.43)%        7.33%       13.75%     1.90%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by
   affiliates and expense reduction .........      1.19%         1.23%        1.35%     4.34%
Expenses net of waiver and payments by
   affiliates ...............................      1.04%         1.10%        1.11%     1.10%
Expenses net of waiver and payments by
   affiliates and expense reduction .........      1.04%(f)      1.10%(f)     1.10%     1.10%
Net investment income .......................      9.45%         7.11%        7.03%     4.07%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $96,301      $102,294      $56,822    $9,377
Portfolio turnover rate .....................     31.91%        47.56%       65.54%    38.29%

(a)  For the period May 24, 2006 (commencement of operations) to July 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JULY 31, 2009

         FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND      COUNTRY/ORGANIZATION         WARRANTS            VALUE
         ----------------------------------------------------------      --------------------   -------------------   ------------
         WARRANTS 4.0%
     (a) Central Bank of Nigeria, wts., 11/15/20......................          Nigeria                  20,000       $  2,310,000
     (a) Government of Venezuela, Oil Value Recovery wts.,
            4/15/20...................................................         Venezuela                 66,400          1,510,600
                                                                                                                      ------------
         TOTAL WARRANTS (COST $6,040,950).............................                                                   3,820,600
                                                                                                                      ------------

                                                                                                PRINCIPAL AMOUNT(b)
                                                                                                -------------------
         QUASI-SOVEREIGN AND CORPORATE BONDS 33.7%
         COMMERCIAL BANKS 8.4%
         AK Bars Bank, senior note, 8.25%, 6/28/10 ...................          Russia                1,500,000          1,486,875
         Alfa Bond Issuance, 8.635%, 2/22/17 .........................          Russia                1,600,000          1,214,000
     (c) Alfa MTN Markets for ABH Financial, 144A, 8.20%, 6/25/12 ....          Russia                1,200,000          1,080,000
         RSHB Capital (Russ Agric BK), sub. bond, 6.97%, 9/21/16 .....          Russia                2,320,000          2,178,988
         Ukrainian MTN Finance,
     (c)    144A, 9.25%, 8/04/11 .....................................          Ukraine               1,000,000            925,000
     (d)    Reg S, 9.25%, 8/04/11 ....................................          Ukraine               1,300,000          1,202,500
                                                                                                                      ------------
                                                                                                                         8,087,363
                                                                                                                      ------------
         CONSUMER FINANCE 2.2%
     (d) HSBK (Europe) BV, Reg S, 7.25%, 5/03/17 .....................        Kazakhstan              3,000,000          2,117,091
                                                                                                                      ------------
         ELECTRICAL EQUIPMENT 1.7%
         EGE Haina Finance Co.,
     (d)    Reg S, 9.50%, 4/26/17 ....................................    Dominican Republic          1,450,000          1,015,000
     (c)    senior note, 144A, 9.50%, 4/26/17 ........................    Dominican Republic            900,000            630,000
                                                                                                                      ------------
                                                                                                                         1,645,000
                                                                                                                      ------------
         ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 0.8%
         Eesti Energia AS, 4.50%, 11/18/20 ...........................          Estonia                 755,000 EUR        766,749
                                                                                                                      ------------
         FOOD PRODUCTS 2.3%
     (d) Foodcorp Ltd., Reg S, 8.875%, 6/15/12 .......................       South Africa             1,800,000 EUR      2,244,926
                                                                                                                      ------------
         MEDIA 0.4%
  (d, e) Central European Media Enterprises Ltd., senior note, Reg S,
            FRN, 3.104%, 5/15/14 .....................................      Czech Republic              400,000 EUR        424,754
                                                                                                                      ------------
         METALS & MINING 2.2%
     (d) New World Resources BV, senior bond, Reg S, 7.375%,
            5/15/15 ..................................................      Czech Republic            2,000,000 EUR      2,123,772
                                                                                                                      ------------
         MUNICIPAL BONDS 2.9%
         City of KYIV,
     (c)    144A, 8.25%, 11/26/12 ....................................          Ukraine               1,100,000            616,000
     (d)    secured note, Reg S, 8.25%, 11/26/12 .....................          Ukraine                 900,000            517,500
         Province Del Neuquen,
     (c)    senior note, 144A, 8.656%, 10/18/14 ......................         Argentina                466,800            466,800
     (d)    senior secured note, Reg S, 8.656%, 10/18/14 .............         Argentina              1,244,800          1,244,800
                                                                                                                      ------------
                                                                                                                         2,845,100
                                                                                                                      ------------
         OIL, GAS & CONSUMABLE FUELS 6.0%
         Petro Co. of Trinidad and Tobago Ltd., senior note,
     (c)    144A, 6.00%, 5/08/22 .....................................    Trinidad and Tobago         1,200,000          1,034,862
     (d)    Reg S, 6.00%, 5/08/22 ....................................    Trinidad and Tobago           700,000            603,669
     (d) TNK-BP Finance SA, senior note, Reg S, 7.875%, 3/13/18 ......          Russia                4,500,000          4,128,750
                                                                                                                      ------------
                                                                                                                         5,767,281
                                                                                                                      ------------


                               Annual Report | 13

Franklin Global Trust

         FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND      COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT(b)       VALUE
         ----------------------------------------------------------      --------------------   -------------------   ------------
         QUASI-SOVEREIGN AND CORPORATE BONDS (CONTINUED)
         ROAD & RAIL 3.9%
         Kazakhstan Temir Zholy, 7.00%, 5/11/16 ......................        Kazakhstan              4,700,000       $  3,724,750
                                                                                                                      ------------
         SPECIALTY RETAIL 2.2%
  (d, e) Edcon Proprietary Ltd., senior secured note, Reg S, FRN,
            4.527%, 6/15/14 ..........................................       South Africa             2,200,000 EUR      2,085,287
                                                                                                                      ------------
         THRIFTS & MORTGAGE FINANCE 0.7%
     (f) Astana-Finance, 7.875%, 6/08/10 .............................        Kazakhstan              2,300,000 EUR        655,661
                                                                                                                      ------------
         TOTAL QUASI-SOVEREIGN AND CORPORATE BONDS
            (COST $32,850,996)........................................                                                  32,487,734
                                                                                                                      ------------
     (g) CREDIT-LINKED NOTES 11.2%
     (h) Barclays Bank PLC, Index Linked, 6.00%, 5/15/15 .............          Brazil                1,000,000 BRL        959,348
     (e) Deutsche Bank AG, senior note, FRN, 6.457%, 6/19/16 .........          Angola                3,000,000 EUR      3,089,446
     (c) HSBC Bank PLC, 144A, 7.65%, 1/19/10 .........................          Vietnam          20,000,000,000 VND      1,117,434
         ING Bank NV, 11.89%, 12/30/09 ...............................          Ukraine               7,000,000 UAH        799,462
  (e, i) Merrill Lynch & Co. Inc., FRN, 1.25%, 1/01/28 ...............           Iraq               730,168,964 JPY      4,255,678
     (f) Standard Bank PLC, zero cpn., 9/11/08 .......................        Ivory Coast           200,000,000 XOF         28,437
     (e) Standard Chartered Bank, cvt., FRN, 18.51%, 3/02/12 .........          Zambia                  750,000            569,637
                                                                                                                      ------------
         TOTAL CREDIT-LINKED NOTES (COST $11,776,233).................                                                  10,819,442
                                                                                                                      ------------
         FOREIGN GOVERNMENT SECURITIES 42.6%
         African Development Bank, senior note, 9.00%, 5/17/10 .......     Supranational(j)         280,000,000 NGN      1,695,888
         Bosnia & Herzegovina, FRN, zero coupon to 12/11/09, 1.66%
            thereafter, 12/11/21 .....................................   Bosnia & Herzegovina         3,200,000 DEM      1,364,257
         Development & Investment Projects Jordan Armed Forces,
            senior note, 6.14%, 12/16/19 .............................          Jordan                1,700,000          1,538,500
         European Investment Bank, senior note, 12.25%, 2/26/10 ......     Supranational(j)       4,400,000,000 ZMK        856,288
     (d) Gabonese Republic, Reg S, 8.20%, 12/12/17 ...................           Gabon                1,100,000          1,082,813
     (f) Government of Argentina, 11.75%, 5/20/11 ....................         Argentina              3,000,000 DEM        333,412
         Government of Ecuador,
     (e)    FRN, 2.625%, 2/27/15 .....................................          Ecuador                 517,681            214,013
     (d)    Reg S, 9.375%, 12/15/15 ..................................          Ecuador               2,400,000          1,872,000
         Government of Georgia, 7.50%, 4/15/13 .......................          Georgia               2,100,000          1,857,387
         Government of Ghana,
            13.95%, 12/13/10 .........................................           Ghana                  500,000 GHS        295,433
            13.67%, 6/15/12 ..........................................           Ghana                1,130,000 GHS        633,776
     (d)    Reg S, 8.50%, 10/04/17 ...................................           Ghana                1,500,000          1,425,000
     (d) Government of Grenada, Reg S, 2.50% to 9/15/11, 4.50% to
            9/15/13, 6.00% to 9/15/15, 8.00% to 9/15/17, 8.50% to
            9/15/18, 9.00% thereafter, 9/15/25 .......................          Grenada               1,100,000            390,500
     (c) Government of Indonesia, senior note, 144A, 11.625%,
            3/04/19 ..................................................         Indonesia              1,300,000          1,753,375
  (e, i) Government of Iraq, Tranche A3, Sumitomo Corp. Loan, FRN,
            1.25%, 1/01/28 ...........................................           Iraq               417,239,408 JPY      2,431,816
  (e, f) Government of Ivory Coast, FRN, 2.90%, 3/30/18 ..............        Ivory Coast            25,650,000 FRF      1,476,996
     (e) Government of Moldova, FRN, 6.215%, 10/29/09 ................          Moldova                 318,800            310,830
     (d) Government of Serbia, Reg S, 3.75% to 11/01/09, 6.75%
            thereafter, 11/01/24 .....................................          Serbia                2,700,000          2,450,250
         Government of South Africa, senior note, 5.875%, 5/30/22 ....       South Africa             1,000,000          1,001,250
     (h) Government of Turkey, Index Linked, 10.00%, 2/15/12 .........          Turkey                2,720,000 TRY      2,379,049


                               14 | Annual Report

Franklin Global Trust

         FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND      COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT(b)       VALUE
         ----------------------------------------------------------      --------------------   --------------------   ------------
         FOREIGN GOVERNMENT SECURITIES (CONTINUED)
     (d) Government of Ukraine, senior bond, Reg S, 4.95%,
         10/13/15 ....................................................          Ukraine               3,000,000 EUR    $  2,779,432
     (d) Government of Venezuela, Reg S, 6.00%, 12/09/20 .............         Venezuela              2,700,000           1,414,935
     (h) Mexican Udibonos, Index Linked, 5.00%, 6/16/16 ..............          Mexico                   80,000(k)MXN     2,818,076
     (f) NK Debt Corp., zero cpn., 3/12/10 ...........................        North Korea             4,250,000 DEM         224,552
     (h) Nota Do Tesouro Nacional, Index Linked, 6.00%,
         5/15/15 .....................................................          Brazil                    4,400(l)BRL     4,221,132
     (d) Republic of El Salvador, Reg S, 7.65%, 6/15/35 ..............        El Salvador             2,000,000           1,770,000
         Republic of Fiji, 6.875%, 9/13/11 ...........................           Fiji                   975,000             866,304
         Sphynx Capital Markets,
     (f)    10.25%, 1/30/10 ..........................................        Ivory Coast             1,016,984 EUR         434,867
            cvt., 12.08%, 6/14/10 ....................................           Ghana                  600,000 GHS         363,741
            cvt., 13.00%, 8/11/10 ....................................           Ghana                  600,000 GHS         346,748
            cvt., 13.67%, 6/21/12 ....................................           Ghana                  700,000 GHS         392,604
                                                                                                                       ------------
         TOTAL FOREIGN GOVERNMENT SECURITIES
            (COST $41,798,162)........................................                                                   40,995,224
                                                                                                                       ------------
         TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
            (COST $92,466,341)........................................                                                   88,123,000
                                                                                                                       ------------

                                                                                                       SHARES
                                                                                                --------------------
         SHORT TERM INVESTMENTS (COST $7,060,272) 7.3%
         MONEY MARKET FUNDS 7.3%
     (m) Institutional Fiduciary Trust Money Market
            Portfolio, 0.00% .........................................       United States            7,060,272           7,060,272
                                                                                                                       ------------
         TOTAL INVESTMENTS (COST $99,526,613) 98.8% ..................                                                   95,183,272
         OTHER ASSETS, LESS LIABILITIES 1.2% .........................                                                    1,118,086
                                                                                                                       ------------
         NET ASSETS 100.0% ...........................................                                                 $ 96,301,358
                                                                                                                       ============

(a)  See Note 1(e) regarding investment in Alternative Strategies Ltd.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2009, the aggregate value of these securities was $7,623,471, representing 7.92% of net assets.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At July 31, 2009, the aggregate value of these securities was $30,892,979, representing 32.08% of net assets.

(e)  The coupon rate shown represents the rate at period end.

(f)  See Note 8 regarding defaulted securities.

(g)  See Note 1(d) regarding credit-linked notes.

(h)  Redemption price at maturity is adjusted for inflation. See Note 1(g).

(i) Security has been deemed illiquid because it may not be able to be sold within seven days. At July 31, 2009, the aggregate value of these securities was $6,687,494, representing 6.94% of net assets.

(j) A supranational organization is an entity formed by two or more central governments through international treaties.

(k)  Principal amount is stated in Unidad de Inversion Units.

(l)  Principal amount is stated in 1,000 Brazilian Real Units.

(m) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                               Annual Report | 15

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

At July 31, 2009, the Fund had the following forward exchange contracts outstanding. See note 1(c).

                                                                       CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                         COUNTERPARTY   TYPE     QUANTITY       AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                         ------------   ----   -----------   -----------   ----------   ------------   ------------
Euro..........................   MGNGB          Sell     6,200,000    $8,667,200    9/15/09         $--         $(170,511)
Euro..........................   CITI           Sell     6,100,000     8,527,495    9/15/09          --          (167,672)
Japanese Yen..................   CITI           Sell   600,000,000     6,121,044    9/15/09          --          (220,854)
                                                                                                                ---------
   Net unrealized appreciation
      (depreciation)..........                                                                                  $(559,037)
                                                                                                                =========

See Abbreviations on page 30.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2009

                                                                     FRANKLIN
                                                                    TEMPLETON
                                                                 EMERGING MARKET
                                                                       DEBT
                                                                  OPPORTUNITIES
                                                                       FUND
                                                                 ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................    $ 92,466,341
      Cost - Sweep Money Fund (Note 7) .......................       7,060,272
                                                                  ------------
      Total cost of investments ..............................    $ 99,526,613
                                                                  ============
      Value - Unaffiliated issuers ...........................    $ 88,123,000
      Value - Sweep Money Fund (Note 7) ......................       7,060,272
                                                                  ------------
      Total value of investments .............................      95,183,272
   Cash ......................................................          15,166
   Foreign currency, at value (cost $90,974) .................          84,911
   Receivables from interest .................................       1,728,090
   Other assets ..............................................              78
                                                                  ------------
         Total assets ........................................      97,011,517
                                                                  ------------
Liabilities:
   Payables:
      Affiliates .............................................          75,709
      Professional fees ......................................          51,760
   Unrealized depreciation on forward exchange contracts .....         559,037
   Accrued expenses and other liabilities ....................          23,653
                                                                  ------------
         Total liabilities ...................................         710,159
                                                                  ------------
            Net assets, at value .............................    $ 96,301,358
                                                                  ============
Net assets consist of:
   Paid-in capital ...........................................    $102,518,801
   Undistributed net investment income .......................       1,359,985
   Net unrealized appreciation (depreciation) ................      (4,892,296)
   Accumulated net realized gain (loss) ......................      (2,685,132)
                                                                  ------------
            Net assets, at value .............................    $ 96,301,358
                                                                  ============
   Shares outstanding ........................................       9,851,595
                                                                  ============
   Net asset value and maximum offering price per share ......    $       9.78
                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Global Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2009

                                                                     FRANKLIN
                                                                    TEMPLETON
                                                                 EMERGING MARKET
                                                                       DEBT
                                                                  OPPORTUNITIES
                                                                       FUND
                                                                 ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ...................................    $    774,782
      Sweep Money Fund (Note 7) ..............................           6,143
   Interest ..................................................       7,665,168
                                                                  ------------
         Total investment income .............................       8,446,093
                                                                  ------------
Expenses:
   Management fees (Note 3a) .................................         630,338
   Administrative fees (Note 3b) .............................         161,154
   Transfer agent fees (Note 3c) .............................           1,669
   Custodian fees (Note 4) ...................................          28,820
   Reports to shareholders ...................................          18,978
   Registration and filing fees ..............................          27,990
   Professional fees .........................................          71,129
   Trustees' fees and expenses ...............................           8,582
   Other .....................................................          10,324
                                                                  ------------
         Total expenses ......................................         958,984
         Expense reductions (Note 4) .........................            (420)
         Expenses waived/paid by affiliates (Note 3g) ........        (123,101)
                                                                  ------------
            Net expenses .....................................         835,463
                                                                  ------------
               Net investment income .........................       7,610,630
                                                                  ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ............................................      (5,042,709)
      Foreign currency transactions ..........................         477,624
                                                                  ------------
               Net realized gain (loss) ......................      (4,565,085)
                                                                  ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ............................................      (6,920,063)
      Translation of other assets and liabilities denominated
         in foreign currencies ...............................      (1,007,800)
                                                                  ------------
               Net change in unrealized appreciation
                  (depreciation) .............................      (7,927,863)
                                                                  ------------
Net realized and unrealized gain (loss) ......................     (12,492,948)
                                                                  ------------
Net increase (decrease) in net assets resulting from
   operations ................................................    $ (4,882,318)
                                                                  ============

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FRANKLIN TEMPLETON
                                                                       EMERGING MARKET
                                                                   DEBT OPPORTUNITIES FUND
                                                                     YEAR ENDED JULY 31,
                                                                 ---------------------------
                                                                     2009           2008
                                                                 ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $  7,610,630   $  5,035,289
      Net realized gain (loss) from investments and foreign
         currency transactions ...............................     (4,565,085)    (1,426,392)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies .......     (7,927,863)     1,415,129
                                                                 ------------   ------------
         Net increase (decrease) in net assets resulting from
            operations .......................................     (4,882,318)     5,024,026
                                                                 ------------   ------------
Distributions to shareholders from:
   Net investment income .....................................     (5,400,673)    (3,950,011)
   Net realized gains ........................................       (546,647)      (359,917)
                                                                 ------------   ------------
Total distributions to shareholders ..........................     (5,947,320)    (4,309,928)
                                                                 ------------   ------------
Capital share transactions (Note 2) ..........................      4,837,138     44,757,841
                                                                 ------------   ------------
         Net increase (decrease) in net assets ...............     (5,992,500)    45,471,939
Net assets:
   Beginning of year .........................................    102,293,858     56,821,919
                                                                 ------------   ------------
   End of year ...............................................   $ 96,301,358   $102,293,858
                                                                 ------------   ------------
Undistributed net investment income included in net assets:
   End of year ...............................................   $  1,359,985   $  2,711,936
                                                                 ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five separate funds. The Franklin Templeton Emerging Market Debt Opportunities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to


                               20 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which


                               Annual Report | 21

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

D. CREDIT LINKED NOTES

The Fund may purchase credit-linked notes. Credit-linked notes are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INVESTMENT IN ALTERNATIVE STRATEGIES LTD.

The Fund may invest in certain securities, warrants or commodities through its investment in Alternative Strategies (FT) Ltd, a Cayman Islands exempted limited liability company and a wholly-owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the Fund. At July 31, 2009, all Subsidiary investments as well as any payables or receivables are reflected in the Fund's Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the year ended July 31, 2009, have been included in the Fund's Statement of Operations.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               22 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of July 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.


                               Annual Report | 23

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS (CONTINUED)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                               YEAR ENDED JULY 31,
                                ---------------------------------------------------
                                          2009                       2008
                                -------------------------   -----------------------
                                  SHARES        AMOUNT        SHARES       AMOUNT
                                ----------   ------------   ---------   -----------
Shares sold .................    2,444,750   $ 20,441,488   3,672,785   $41,408,376
Shares issued in reinvestment
   of distributions .........      760,099      5,662,738     345,785     3,748,276
Shares redeemed .............   (2,387,567)   (21,267,088)    (35,824)     (398,811)
                                ----------   ------------   ---------   -----------
Net increase (decrease) .....      817,282   $  4,837,138   3,982,746   $44,757,841
                                ==========   ============   =========   ===========

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

SUBSIDIARY                                                                      AFFILIATION
----------                                                                ----------------------
Franklin Templeton Investment Management Limited (Investment Management)  Investment manager
Franklin Templeton Services, LLC (FT Services)                            Administrative manager
Franklin Templeton Investor Services, LLC (Investor Services)             Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Investment Management based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                        NET ASSETS
----------   -------------------------------------------------
0.800%       Up to and including $500 million
0.700%       Over $500 million, up to and including $1 billion
0.650%       In excess of $1 billion


                               24 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the year ended July 31, 2009, the Fund paid transfer agent fees of $1,669, of which $869 was retained by Investor Services.

D. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Investment Management. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable to affiliates on the Statement of Assets and Liabilities. For the year ended July 31, 2009, the Fund was allocated expenses of $425. At July 31, 2009, 16.14% of the Fund's outstanding shares were held by the Allocator Funds.

E. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Investment Management have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through November 30, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After November 30, 2010, FT Services and Investment Management may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 25

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At July 31, 2009, the Fund deferred realized capital losses of $2,261,399.

The tax character of distributions paid during the years ended July 31, 2009 and 2008, was as follows:

                                  2009         2008
                               ----------   ----------
Distributions paid from:
   Ordinary income .........   $5,583,975   $4,309,928
   Long term capital gain ..      363,345           --
                               ----------   ----------
                               $5,947,320   $4,309,928
                               ==========   ==========

At July 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .............................................   $ 99,584,972
                                                                    ============
Unrealized appreciation .........................................   $  8,350,759
Unrealized depreciation .........................................    (12,752,459)
                                                                    ------------
Net unrealized appreciation (depreciation) ......................   $ (4,401,700)
                                                                    ============
Distributable earnings - undistributed ordinary income ..........   $    456,725
                                                                    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, commodity-based derivatives and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, commodity-based derivatives, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended July 31, 2009, aggregated $48,746,295 and $21,776,069, respectively.


                               26 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At July 31, 2009, the Fund had 81.07% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2009, the aggregate value of these securities was $3,153,925, representing 3.28% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At July 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS              ASSET DERIVATIVES                       LIABILITY DERIVATIVES
HEDGING INSTRUMENTS    ---------------------------------------   ---------------------------------------
UNDER FASB STATEMENT     STATEMENT OF ASSETS AND    FAIR VALUE     STATEMENT OF ASSETS AND    FAIR VALUE
NO. 133                   LIABILITIES LOCATION        AMOUNT         LIABILITIES LOCATION       AMOUNT
--------------------   --------------------------   ----------   --------------------------   ----------
Foreign exchange       Unrealized appreciation on                Unrealized depreciation on
   contracts .......   forward exchange contracts       $--      forward exchange contracts    $559,037


                               Annual Report | 27

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

10. OTHER DERIVATIVE INFORMATION (CONTINUED)

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

DERIVATIVE CONTRACTS                                                               AVERAGE
NOT ACCOUNTED FOR AS                                                               AMOUNT
HEDGING INSTRUMENTS                                              UNREALIZED      OUTSTANDING
UNDER FASB STATEMENT        STATEMENT OF         REALIZED      APPRECIATION      DURING THE
NO. 133                OPERATIONS LOCATIONS   GAIN (LOSS)(a)  (DEPRECIATION)(a)  PERIOD(a, b)
--------------------   --------------------   -------------   ----------------   -----------
Foreign exchange       Net realized gain        $(989,349)       $(398,779)      $21,501,151
contracts              (loss) from foreign
                       currency
                       transactions / Net
                       change in unrealized
                       appreciation
                       (depreciation) on
                       translation of other
                       assets and
                       liabilities
                       denominated in
                       foreign currencies

(a)  For the six months ended July 31, 2009.

(b) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to US dollars.

See Note 1(c) regarding derivative financial instruments.

11. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $52 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended July 31, 2009, the Fund did not utilize the Global Credit Facility.


                               28 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on August 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                        LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
                                      ----------   -----------   -------   -----------
ASSETS:
   Investments in Securities
      Equity Investments - Warrants   $       --   $ 3,820,600     $--     $ 3,820,600
      Quasi-Sovereign and Corporate
         Bonds                                --    32,487,734      --      32,487,734
      Credit-Linked Notes                     --    10,819,442      --      10,819,442
      Foreign Government Securities           --    40,995,224      --      40,995,224
      Short Term Investments           7,060,272            --      --       7,060,272
                                      ----------   -----------     ---     -----------
   Total Investments in Securities    $7,060,272   $88,123,000     $--     $95,183,272
                                      ==========   ===========     ===     ===========
LIABILITIES:
   Forward Exchange Contracts                 --       559,037      --         559,037


                               Annual Report | 29

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through September 17, 2009, the issuance date of the financial statements, and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

BRL - Brazilian Real
DEM - Deutsche Mark
EUR - Euro
FRF - French Franc
GHS - Ghana Cedi
JPY - Japanese Yen
MXN - Mexican Peso
NGN - Nigerian Naira
TRY - Turkish Lira
UAH - Ukraine Hryvnia
VND - Vietnamese Dong
XOF - West African Franc
ZMK - Zambian Kwacha

SELECTED PORTFOLIO

FRN - Floating Rate Note
MTN - Medium Term Note

COUNTERPARTY

CITI - Citibank N.A.
MGNGB - Morgan Stanley


                               30 | Annual Report

Franklin Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Templeton Emerging Market Debt Opportunities Fund (the "Fund") at July 31, 2009, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 17, 2009


                               Annual Report | 31

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $363,345 as a long term capital gain dividend for the fiscal year ended July 31, 2009.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $161,376 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended July 31, 2009.

At July 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2009.


                               32 | Annual Report

Franklin Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 2000          135                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2000          112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007          112                       Chevron Corporation (global energy
One Franklin Parkway                                                                             company) and ICO Global
San Mateo, CA 94403-1906                                                                         Communications (Holdings) Limited
                                                                                                 (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 2000          135                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 33

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   -----------------------   -----------------------------------

FRANK W.T. LAHAYE (1929)         Trustee           Since 2000          112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2005         135                        Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas) and
San Mateo, CA 94403-1906                                                                         Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007           143                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since       112                       None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   ----------------------    -----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Since 2000          135                       None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               34 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   -----------------------   -----------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007          91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since
San Mateo, CA 94403-1906         Officer and       2004 and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)           Vice President    Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 35

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   -----------------------   -----------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)        Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of four of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since     Not Applicable            Not Applicable
One Franklin Parkway             Chief             2000 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)   Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Adviser, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006          Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 29 of the investment companies in Franklin
Templeton Investments.


                               36 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------              ---------------   -----------------   -----------------------   -----------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) 845-4514 TO REQUEST THE SAI.


                               Annual Report | 37

Franklin Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Emerging Market Debt Opportunities Fund, one of the Funds within Franklin Global Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared a Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's


                               38 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the


                               Annual Report | 39

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2008, and for additional periods ended that date depending on when the Fund commenced operations. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional emerging markets debt funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. The Fund has been in operation for only two years at the date of the Lipper report, which showed its total return for 2008 to be in the lowest quintile of such performance universe, and its total return for the previous year to be in the highest quintile of such universe. The Board believed that the Fund's brief period of existence limited the meaningfulness of such performance record.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of the Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes the advisory and administrative fees directly charged to the Fund as being part of the management fee. The


                               40 | Annual Report

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

contractual management fee rate for Franklin Templeton Emerging Market Debt Opportunities Fund was 20 basis points above the median of its Lipper expense group, but its actual total expenses were less than eight basis points above the median for such expense group. The Board found the expenses of such Fund to be acceptable, noting that they were subsidized through management fee waivers or expense reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential


                               Annual Report | 41

Franklin Global Trust

FRANKLIN TEMPLETON EMERGING MARKET DEBT OPPORTUNITIES FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board believed it unlikely that economies of scale existed in the management of the Fund, which had less than $70 million in net assets at December 31, 2008.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               42 | Annual Report

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

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

(FRANKLIN TEMPLETON INSTITUTIONAL(R) LOGO)

600 Fifth Avenue
New York, NY 10020

ANNUAL REPORT

FRANKLIN TEMPLETON EMERGING MARKET
DEBT OPPORTUNITIES FUND

INVESTMENT MANAGER

Franklin Templeton Investment Management Limited

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

(800) 321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

699 A2009 09/09





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $158,974 for the fiscal year ended July 31, 2009 and $241,889 for the fiscal year ended July 31, 2008.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended July 31, 2009 and $0 for the fiscal year ended July 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2009 and $351 for the fiscal year ended July 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2009 and $283,726 for the fiscal year ended July 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended July 31, 2009 and $284,077 for the fiscal year ended July 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST



By /s/LAURA F. FERGERSON
  ---------------------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date  September 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ---------------------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance
      and Administration
Date  September 25, 2009


By /s/GASTON GARDEY
  ---------------------------------------
      Gaston Gardey
      Chief Financial Officer and Chief
      Accounting Officer
Date  September 25, 2009